      As filed with the Securities and Exchange Commission on May 29, 1997


                                                    1933 Act File No.   2-60491
                                                    1940 Act File No. 811-2794
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM N-1A


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 24
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 26


                              MFS SERIES TRUST III
               (Exact name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on May 31, 1997 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended January 31, 1997 on March 26, 1997.

================================================================================

                              MFS SERIES TRUST III

                              MFS HIGH INCOME FUND
                         MFS MUNICIPAL HIGH INCOME FUND


                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

    ITEM NUMBER                                          STATEMENT OF ADDITIONAL
FORM N-1A, PART A             PROSPECTUS CAPTION           INFORMATION CAPTION
-----------------             ------------------           -------------------
   1   (a), (b)         Front Cover Page                                *

   2   (a)              Expense Summary                                 *

       (b), (c)                       *                                 *

   3   (a)              Condensed Financial                             *
                          Information

       (b)                            *                                 *

       (c)              Information Concerning                          *
                          Shares of the Fund -
                          Performance Information

       (d)              Condensed Financial                             *
                          Information

   4   (a)              The Fund; Investment                            *
                          Objective and Policies

       (b), (c)         Investment Objective and                        *
                          Policies

   5   (a)              The Fund; Management of the                     *
                          Fund - Investment Adviser

       (b)              Front Cover Page; Management                    *
                          of the Fund - Investment
                          Adviser; Back Cover Page


       (c)              Management of the Fund -                        *
                          Investment Adviser

       (d)              Management of the Fund -                        *
                          Administrator


       (e)              Management of the Fund -                        *
                          Shareholder Servicing
                          Agent; Back Cover Page

       (f)              Expense Summary; Condensed                      *
                          Financial Information

       (g)              Information Concerning Shares                   *
                          of the Fund - Purchases


       (h)                            *                                 *


   5A  (a), (b), (c)                  **                                **

   6   (a)              Information Concerning Shares                   *
                          of the Fund -Description of
                          Shares, Voting Rights and
                          Liabilities; Information
                          Concerning Shares of the
                          Fund - Redemptions and
                          Repurchases; Information
                          Concerning Shares of the
                          Fund - Purchases; Information
                          Concerning Shares of the
                          Fund - Exchanges

       (b), (c), (d)                  *                                 *

       (e)              Shareholder Services                            *

       (f)              Information Concerning Shares                   *
                          of the Fund - Distributions;
                          Shareholder Services -
                          Distribution Options

       (g)              Information Concerning Shares                   *
                          of the Fund - Tax Status;
                          Information Concerning Shares
                          of the Fund - Distributions

       (h)                            *                                 *

   7   (a)              Front Cover Page; Management                    *
                          of the Fund - Distributor; Back
                          Cover Page

       (b)              Information Concerning Shares                   *
                          of the Fund - Purchases; Net
                          Asset Value

       (c)              Information Concerning Shares                   *
                          of the Fund - Purchases;
                          Information Concerning Shares
                          of the Fund - Exchanges;
                          Shareholder Services

       (d)              Front Cover Page; Information                   *
                          Concerning Shares of the
                          Fund - Purchases


       (e)              Information Concerning Shares                   *
                          of the Fund - Distribution Plan;
                          Expense Summary

       (f)              Information Concerning Shares                   *
                          of the Fund - Distribution Plan

       (g)              Expense Summary; Information                    *
                          Concerning Shares of the Fund -
                          Purchases; Information
                          Concerning Shares of the Fund -
                          Exchanges; Information
                          Concerning Shares of the Fund -
                          Redemptions and Repurchases;
                          Information Concerning Shares
                          of the Fund - Distribution Plan;
                          Information Concerning Shares
                          of the Fund - Distributions;
                          Information Concerning Shares
                          of the Fund - Performance
                          Information; Shareholder Services


   8   (a)              Information Concerning                          *
                          Shares of the Fund - Redemptions
                          and Repurchases; Information
                          Concerning Shares of the
                          Fund - Purchases

       (b), (c), (d)    Information Concerning Shares                   *
                          of the Fund - Redemptions and
                          Repurchases

   9                                  *                                 *

    ITEM NUMBER                                          STATEMENT OF ADDITIONAL
FORM N-1A, PART B             PROSPECTUS CAPTION           INFORMATION CAPTION

  10   (a), (b)                       *                   Front Cover Page

  11                                  *                   Front Cover Page

  12                                  *                   Definitions

  13   (a), (b), (c)                  *                   Investment Objective,
                                                           Policies and
                                                           Restrictions

       (d)                            *                               *

  14   (a), (b)                       *                   Management of the
                                                           Fund - Trustees and
                                                           Officers


       (c)                            *                   Management of the
                                                           Fund - Trustees and
                                                           Officers; Trustee
                                                           Compensation Table


  15   (a)                            *                               *

       (b), (c)                       *                   Management of the
                                                           Fund - Trustees and
                                                           Officers

  16   (a)              Management of the Fund -          Management of the
                          Investment Adviser               Fund - Investment
                                                           Adviser; Management
                                                           of the Fund -
                                                           Trustees and Officers

       (b)              Management of the Fund -          Management of the
                          Investment Adviser               Fund - Investment
                                                           Adviser

       (c)                            *                               *


       (d)                            *                   Management of the
                                                           Fund - Investment
                                                           Adviser;
                                                           Administrator


       (e)                            *                   Portfolio Transactions
                                                           and Brokerage
                                                           Commissions


       (f)              Information Concerning of         Distribution Plan
                          the Fund - Distribution Plan
       (g)                            *                               *


       (h)                            *                   Management of the
                                                           Fund - Custodian;
                                                           Independent Auditors
                                                           and Financial
                                                           Statements; Back
                                                           Cover Page

       (i)                            *                   Management of the
                                                           Fund - Shareholder
                                                           Servicing Agent

  17   (a), (b), (c),                 *                   Portfolio Transactions
       (d), (e)                                            and Brokerage
                                                           Commissions

  18   (a)              Information Concerning Shares     Description of Shares,
                          of the Fund - Description of     Voting Rights and
                          Shares, Voting Rights and        Liabilities
                          Liabilities

       (b)                            *                               *

  19   (a)              Information Concerning Shares     Shareholder Services
                          of the Fund - Purchases;
                          Shareholder Services

       (b)              Information Concerning Shares     Management of the
                          of the Fund - Net Asset          Fund - Distributor;
                          Value; Information Concerning    Determination of Net
                          Shares of the Fund -             Asset Value and
                          Purchases                        Performance - Net
                                                           Asset Value

       (c)                            *                               *

  20                                  *                   Tax Status


  21   (a), (b)                       *                   Management of the
                                                           Fund - Distributor;
                                                           Distribution Plan


       (c)                            *                               *

  22   (a)                            *                               *


       (b)                            *                   Determination of Net
                                                           Asset Value and
                                                           Performance;
                                                           Performance
                                                           Information


  23                                  *                   Independent Auditors
                                                           and Financial
                                                           Statements

---------------------
*  Not Applicable
** Contained in Annual Report

                              MFS HIGH INCOME FUND

                 SUPPLEMENT TO THE JUNE 1, 1997 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION


     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JUNE 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                       CLASS I
                                                                        -------
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price) ...................       None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as
       applicable) ................................................       None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees ................................................      0.46%
   Rule 12b-1 Fees ................................................       None
   Other Expenses(1)(2) ...........................................      0.275%
                                                                         ------
   Total Operating Expenses........................................      0.735%
                                                                         ------
--------------

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended January 31, 1997.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

           PERIOD                                                 CLASS I
                                                                  -------
           1 year........................................         $  8
           3 years.......................................           23

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES
                                                                       1997***
                                                                       -------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  5.34
                                                                      -------

Income from investment operations -
     Net investment income                                            $  0.04
     Net realized and unrealized gain
         on investments and foreign currency transactions                0.01
                                                                      -------
         Total from investment operations                             $  0.05
                                                                      -------

Less distributions declared to shareholders -
     From net investment income                                       $ (0.04)
     In excess of net investment income                                   --
                                                                      -------
         Total distributions declared to shareholders                 $ (0.04)
                                                                      --------

Net asset value - end of period                                       $  5.35
                                                                      -------
Total return                                                             0.91%++

Ratios (to average net assets)/
     Supplemental data:
     Expenses##                                                          0.59%+
     Net investment income                                               8.70%+
Portfolio turnover                                                         87%
Net assets, end of period
     (000,000 omitted)                                                $     3
--------------------------

*** For the period from the commencement of offering of Class I shares, January
    1, 1997 to January 31, 1997.

  + Annualized ++ Not annualized

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

  (i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

 (ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

 (iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                   THE DATE OF THIS SUPPLEMENT IS JUNE 1, 1997

                                          PROSPECTUS -- June 1, 1997

                                          Class A Shares of Beneficial Interest
                                          Class B Shares of Beneficial Interest
MFS(R) HIGH INCOME FUND                   Class C Shares of Beneficial Interest

(A Member of the MFS Family of Funds(R))
-------------------------------------------------------------------------------

                                                                          Page
 1. Expense Summary ..............................................          2
 2. The Fund  ....................................................          3
 3. Condensed Financial Information ..............................          4
 4. Investment Objective and Policies ............................          6
 5. Investment Techniques ........................................          7
 6. Additional Risk Factors ......................................         13
 7. Management of the Fund  ......................................         16
 8. Information Concerning Shares of the Fund  ...................         18
        Purchases ................................................         18

        Exchanges ................................................         23
        Redemptions and Repurchases ..............................         24
        Distribution Plan ........................................         26
        Distributions ............................................         27
        Tax Status ...............................................         27
        Net Asset Value ..........................................         28
        Description of Shares, Voting Rights and Liabilities .....         28
        Performance Information ..................................         29
 9. Shareholder Services .........................................         29

    Appendix A ...................................................        A-1
    Appendix B ...................................................        B-1
    Appendix C ...................................................        C-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS HIGH INCOME FUND      500 Boylston Street,      Boston, Massachusetts 02116
                                 (617) 954-5000


The investment objective of MFS High Income Fund (the "Fund") is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (see "Investment Objective and Policies"). The Fund is a diversified series of MFS Series Trust III (the "Trust"), an open-end investment company. The minimum initial investment is generally $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").


                           ------------------------
THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS -- LOWER-RATED FIXED INCOME SECURITIES").

                           ------------------------
The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission a Statement of Additional Information dated June 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 31 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                      CLASS A         CLASS B         CLASS C
                                                                       -------         -------         -------

    Maximum Initial Sales Charge Imposed on Purchases of Fund
      Shares (as a percentage of offering price) ..................     4.75 %          0.00 %          0.00 %
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
      applicable) .................................................  See Below(1)       4.00 %          1.00 %

ANNUAL OPERATING EXPENSES OF THE FUND
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ...............................................     0.46 %          0.46 %          0.46 %
    Rule 12b-1 Fees ...............................................     0.30 %(2)       1.00 %(3)       1.00 %(3)
    Other Expenses(4) .............................................     0.275%          0.275%          0.275%
                                                                        ----            ----            ----
    Total Operating Expenses ......................................     1.035%          1.735%          1.735%

------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. The Fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum distribution fee equal to 0.05% per annum will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a reduced service fee of 0.15% per annum. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares and Class C shares, respectively. Distribution expenses paid under the Plan, with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                                              CLASS A                 CLASS B                          CLASS C
------                                              -------           -------------------                    -------
                                                                                      (1)                              (1)
 1 year .........................................     $ 58            $ 58           $ 18             $ 28            $ 18
 3 years ........................................       79              85             55               55              55
 5 years ........................................      102             114             94               94              94
10 years ........................................      168             186(2)         186(2)           205             205

------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e. distribution plan) fees -- "Distribution Plan".


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1977. The Trust presently consists of two series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities (primarily bonds and other fixed income instruments) for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and a service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the assets of the Fund and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at their net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JANUARY 31,
                                      --------------------------------------------------------------------------------
                                           1997          1996          1995          1994          1993          1992
-----------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ..........................      $  5.24       $  4.84       $  5.50       $  5.11       $  4.89       $  3.71
                                         -------       -------       -------       -------       -------       -------
Income (loss) from investment operations# --
  Net investment income ...........      $  0.47       $  0.45       $  0.44       $  0.40       $  0.51       $  0.56
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions ..         0.10          0.39         (0.66)         0.48          0.24          1.21
                                         -------       -------       -------       -------       -------       -------
    Total from investment
      operations ..................      $  0.57       $  0.84       $ (0.22)      $  0.88       $  0.75       $  1.77
                                         -------       -------       -------       -------       -------       -------
Less distributions declared to shareholders --
  From net investment income ......      $ (0.46)      $ (0.44)      $ (0.43)      $ (0.42)      $ (0.51)      $ (0.56)
  From net realized gain on
   investments and foreign currency
   transactions ...................         --            --           (0.01)        (0.07)          --           --
  From paid-in capital ............         --            --           --             --           (0.02)        (0.03)
                                         -------       -------       -------       -------       -------       -------
    Total distributions declared to
     shareholders .................      $ (0.46)      $ (0.44)      $ (0.44)      $ (0.49)      $ (0.53)      $ (0.59)
                                         -------       -------       -------       -------       -------       -------
Net asset value -- end of period ..      $  5.35       $  5.24       $  4.84       $  5.50       $  5.11       $  4.89
                                         =======       =======       =======       =======       =======       =======
Total return(+) ...................       11.52%        17.97%       (3.95)%        18.13%        16.36%        49.64%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ......................        1.02%         1.00%         0.99%         1.00%         1.03%         1.10%
  Net investment income ...........        8.92%         8.83%         8.65%         8.22%        10.21%        11.59%
PORTFOLIO TURNOVER ................          87%           59%           59%           68%           75%           28%
NET ASSETS AT END OF PERIOD
 (000,000 OMITTED) ................      $   672       $   620       $   524       $   645       $   585       $   556


----------
(++)Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991).
    If the charge had been included, the results would have been lower.
   #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

                                                                     YEAR ENDED JANUARY 31,
                                                     ----------------------------------------------------
                                                           1991         1990         1989           1988
----------------------------------------------------------------------------------------------------------
                                                         CLASS A
----------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ...........       $  4.85      $  6.04      $  6.17        $  7.11
                                                         -------      -------      -------        -------
Income (loss) from investment operations# --
  Net investment income ..........................       $  0.65      $  0.69      $  0.76        $  0.77
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .         (1.08)       (1.13)       (0.09)         (0.83)
                                                         -------      -------      -------        -------
    Total from investment operations .............       $ (0.43)     $ (0.44)     $  0.67        $ (0.06)
                                                         -------      -------      -------        -------
Less distributions declared to shareholders --
  From net investment income .....................       $ (0.71)     $ (0.75)     $ (0.75)       $ (0.87)
  From net realized gain on investments and
   foreign currency transactions .................          --           --          (0.05)         (0.01)
  From paid-in capital ...........................          --           --           --   **         --  *
                                                         -------      -------      -------        -------
    Total distributions declared to shareholders .       $ (0.71)     $ (0.75)     $ (0.80)       $ (0.88)
                                                         -------      -------      -------        -------
Net asset value -- end of period .................       $  3.71      $  4.85      $  6.04        $  6.17
                                                         =======      =======      =======        =======
Total return(+) ..................................      (10.99)%      (9.18)%       10.68%        (1.94)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .......................................         1.05%        0.87%        0.87%          0.75%
  Net investment income ..........................        14.97%       12.17%       12.44%         11.49%
PORTFOLIO TURNOVER ...............................           24%          25%          34%            28%
NET ASSETS AT END OF PERIOD (000,000 OMITTED) ....       $   380      $   574      $   880        $ 1,001

----------
(++)Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991).
    If the charge had been included, the results would have been lower.
   #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.

   *Includes a per share distribution from paid-in capital of $0.0006.

  **Includes a per share distribution from paid-in capital of $0.0004.

                                                                    YEAR ENDED JANUARY 31,
                            -----------------------------------------------------------------------------------------------------
                                 1997         1996         1995         1994*        1997         1996         1995         1994**
-----------------------------------------------------------------------------------------------------------------------------------
                             CLASS B                                             CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --
  beginning of period ....      $ 5.24       $ 4.84       $ 5.50       $ 5.27       $ 5.25       $ 4.85       $ 5.50       $ 5.41
                                ------       ------       ------       ------       ------       ------       ------       ------
Income (loss) from investment operations# --
  Net investment income ..      $ 0.43       $ 0.41       $ 0.39       $ 0.15       $ 0.43       $ 0.41       $ 0.41       $ --
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency
   transactions ..........        0.10         0.39        (0.65)        0.22         0.11         0.39        (0.66)        0.09
                                ------       ------       ------       ------       ------       ------       ------       ------
    Total from investment
      operations .........      $ 0.53       $ 0.80       $(0.26)      $ 0.37       $ 0.54       $ 0.80       $(0.25)      $ 0.09
                                ------       ------       ------       ------       ------       ------       ------       ------
Less distributions declared to shareholders --
  From net investment
    income ...............      $(0.42)      $(0.40)      $(0.39)      $(0.13)      $(0.43)      $(0.40)      $(0.39)      $ --
  In excess of net
    investment income ....        --           --          (0.01)       (0.01)        --           --          (0.01)        --
                                ------       ------       ------       ------       ------       ------       ------       ------
    Total distributions
     declared to
     shareholders ........      $(0.42)      $(0.40)      $(0.40)      $(0.14)      $(0.43)      $(0.40)      $(0.40)      $ --
                                ------       ------       ------       ------       ------       ------       ------       ------
Net asset value -- end of
  period .................      $ 5.35       $ 5.24       $ 4.84       $ 5.50       $ 5.36       $ 5.25       $ 4.85       $ 5.50
                                ======       ======       ======       ======       ======       ======       ======       ======

Total return .............      10.66%       16.98%      (4.77)%       20.29%+      10.71%       17.03%      (4.51)%       20.94%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .............       1.79%        1.85%        1.85%        1.79%+       1.72%        1.77%        1.79%        1.36%+
  Net investment income ..       8.13%        7.99%        7.79%        6.94%+       8.16%        8.02%        8.01%        5.92%+
PORTFOLIO TURNOVER .......         87%          59%          59%          68%          87%          59%          59%          68%
NET ASSETS AT END OF
 PERIOD (000,000 OMITTED)       $  301       $  283       $  286       $  371       $   28       $   16       $    3       $    1


----------
 *For the period from the commencement of offering of Class B shares,
  September 27, 1993 to January 31, 1994.
**For the period from the commencement of offering of Class C shares, January 3,
  1994 to January 31, 1994.
 +Annualized.
 #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of the Fund of high current income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- Fixed income securities offering the high current income sought by the Fund normally include those fixed income securities which offer a current yield above that generally available on debt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). The Fund may invest up to 100% of its net assets in such securities. For a description of these rating categories, see Appendix B to this Prospectus, and Appendix C for a chart showing the Fund's holdings of fixed income securities broken down by rating category for its fiscal year ended January 31, 1997 (see "Additional Risk Factors -- Lower-Rated Fixed Income Securities" below.) However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the expenses of the Fund before such income is distributed to its shareholders.

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments).


Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, not more than 25% of the value of the total assets of the Fund will be invested in equity securities, including common stocks, warrants and rights.

Consistent with its investment objective and policies described above, the Fund may also invest up to 50% (and generally expects to invest between 0% and 20%) of its total assets in foreign securities which are not traded on a U.S. Exchange. The Fund has authority to invest up to 25% of its total assets in securities issued or guaranteed by foreign governments or their agencies or instrumentalities. See "Additional Risk Factors -- Foreign Securities" below. However, the Fund has made commitments to regulatory authorities to limit its investments in securities issued by any single foreign government to 5% of its total assets and to continue to maintain its status as a diversified company under the 1940 Act.

The Fund may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries, but will not invest more than 25% in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion of the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of such industry justifies such an investment.

When and if available, fixed income securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds".) Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvested income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In CMOs, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium, if any has been paid. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed or no investment of cash. As a result, swaps generally involve leverage, which serves to magnify the extent of any gains or losses. In additiion, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI on the risks involved in these activities.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

"WHEN-ISSUED" SECURITIES: The Fund may purchase some securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in short-term securities that offer same- day settlement and earnings.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

OPTIONS ON SECURITIES: The Fund may write (sell) "covered" put and call options on domestic and foreign fixed income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options give the holder the right to sell the underlying security to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, for example, when it owns the underlying securities, and put options are "covered" by the Fund, for example, when it has established a segregated account of liquid assets which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). Such transactions generate additional premium income but also include greater risk.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions.

The Fund may also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

The Fund may write and purchase options on securities not only for hedging purposes, but also for the purpose of increasing its return, which involves greater risk. Options on securities that are written or purchased by the Fund will be traded on U.S. and foreign exchanges and over-the-counter.

The Fund may also enter into options on the yield "spread" or yield differential between two fixed income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated fixed income securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by the Fund, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the SEC illiquidity ceiling.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts on fixed income securities or indices of such securities, including municipal bond indices and any other indices of fixed income securities which may become available for trading ("Futures Contracts"). The Fund may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). These instruments will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the hedging transactions and may realize a loss. The Fund may also purchase and sell Futures Contracts and Options on Futures Contracts for non-hedging purposes, subject to applicable law, which involves greater risk and could result in losses which are not offset by gains on other portfolio assets.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options on securities, on Futures Contracts or on foreign currencies, if as a result, more than 5% of its total assets would be invested in such options.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. The Fund may also enter into a Forward Contract on one Currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross-hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always maintain liquid assets sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. The Fund may also be required to, or may elect to, receive delivery of foreign currencies underlying Forward Contracts, which may involve certain risks. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Investment Objective and Policies -- Additional Risk Factors" below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund will be traded on U.S. and foreign exchanges and over-the-counter. The Fund may also be required to, or may elect to, receive delivery of foreign currency underlying options on foreign currencies, which may involve certain risks. See Additional Risk Factors -- Options, Futures Contracts and Forward Contracts" below.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objective, Policies and Restrictions" in the SAI.

FIXED INCOME SECURITIES: Because shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund.

The net asset value of the shares of an open-end investment company such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the current income of the Fund available for distribution to its shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Fund may be decreased or its potential capital loss may be increased.


LOWER-RATED FIXED INCOME SECURITIES: Securities offering the high current income sought by the Fund are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps")) or are unrated and, as described below, generally involve greater volatility of price and risk of principal and income than securites in the higher rating categories. Accordingly, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for all investors. The Fund, however, seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

The Fund may invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities) (commonly known as "junk bonds"). No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower-rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower- rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower-rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower-rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

FOREIGN SECURITIES: Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the jdgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into option transactions and Futures Contracts and Options on Futures Contracts for other than hedging purposes, which involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a further description of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and a discussion of the risks related to transactions therein. Transactions entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated which creates a currency exchange rate risk. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts and options on foreign currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Transactions in options may be entered into by the Fund on United States exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the CFTC and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund may include foreign as well as domestic securities. Investing in foreign securities and trading in foreign markets involve considerations and possible risks not typically associated with investing in domestic securities or entering into transactions on domestic exchanges. The value of foreign securities investments will be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Moreover, foreign issuers are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities and other instruments issued or traded in foreign countries may be less liquid and more volatile than those issued or traded in the United States and foreign brokerage commissions are generally higher than in the United States. Foreign securities and foreign markets may be less subject to governmental supervision than in the United States, and foreign exchanges may impose different exercise and settlement procedures. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Over-the-counter transactions also involve certain risks which may not be present in exchange-traded transactions.

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, part or all of the assets of the Fund may be invested in cash (including foreign currency) or short-term money market instruments including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the portfolio transactions of the Fund. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


The policies described above are not fundamental and may be changed without shareholder approval, as may the investment objective of the Fund. The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund and which may be changed without shareholder approval unless indicated otherwise. See the "Investment Restrictions" in the SAI. The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1987, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Robert J. Manning, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since June, 1994. Mr. Manning has been employed as a portfolio manager by the Adviser since 1984. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, MFS receives a management fee, computed and paid monthly, on the basis of a formula based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income (i.e., income other than gains from the sale of securities or gains received from futures contracts) in each case on an annualized basis for the then-current fiscal year of the Fund. The applicable percentages are reduced as assets and income reach the following levels:


               ANNUAL RATE OF MANAGEMENT FEE                               ANNUAL RATE OF MANAGEMENT FEE
             BASED ON AVERAGE DAILY NET ASSETS                                 BASED ON GROSS INCOME
             ---------------------------------                             -----------------------------
0.220% of the first $200 million                                    3.00% of the first $22 million
0.187% of average daily net assets in excess of $200 million        2.55% of gross income in excess of $22 million


For the Fund's fiscal year ended January 31, 1997, MFS received management fees under the Advisory Agreement of $4,238,339 (equivalent to 0.46% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $55.5 billion on behalf of approximately 2.4 million investor accounts as of April 30, 1997. As of such date, the MFS organization managed approximately $20.5 billion of assets in fixed income funds and fixed income portfolios of MFS Institutional Advisors, Inc. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report directly to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman and President of the Trust. Joan S. Batchelder, Cynthia M. Brown, Robert J. Manning, Bernard Scozzafava, James T. Swanson, W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen Moynihan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. ("Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, dividend disbursing agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                          SALES CHARGE* AS
                                                           PERCENTAGE OF:
                                                  --------------------------------     DEALER ALLOWANCE
                                                                      NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                --------------      ----------      -----------------

Less than $100,000 .............................       4.75%             4.99%               4.00%
$100,000 but less than $250,000 ................       4.00              4.17                3.20
$250,000 but less than $500,000 ................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..............       2.20              2.25                1.70
$1,000,000 or more .............................       None**            None**           See Below**

------------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:


       COMMISSION PAID
            BY MFD
          TO DEALERS              CUMULATIVE PURCHASE AMOUNT
       ---------------            --------------------------
            1.00%             On the first $2,000,000, plus
            0.80%             Over $2,000,000 to $3,000,000, plus
            0.50%             Over $3,000,000 to $50,000,000, plus
            0.25%             Over $50,000,000


For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption as follows:

                    YEAR OF                                         CONTINGENT
                   REDEMPTION                                     DEFERRED SALES
                 AFTER PURCHASE                                       CHARGE
                 --------------                                   --------------
First ......................................................            4%
Second .....................................................            4%
Third ......................................................            3%
Fourth .....................................................            3%
Fifth ......................................................            2%
Sixth ......................................................            1%
Seventh and following ......................................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

     CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer, with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C share purchases will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C Shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution- related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.30%, 1.00% and 1.00% per annum, respectively. The Fund is currently paying distribution fees of 0.05% under the Distribution Plan for Class A shares. Payment of the remaining portion of the 0.10% per annum distribution fee equal to 0.05% per annum for Class A shares will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum.


DISTRIBUTIONS
The Fund intends to declare daily and pay to its shareholders substantially all of its net investment income as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. In addition, the Fund will make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. All distributions not paid in cash will be reinvested in shares of the class in which the distribution is paid. (see "Tax Status" and "Shareholder Services -- Distribution Options" below). Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on dividends and capital gain distributions they receive from the Fund whether the distribution is paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes, but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service or at their fair value, as described in the SAI. The net asset value of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD, prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of two series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely its class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to any liabilities of that class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, the shareholders of each class would be entitled to share pro rata in its net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations will be based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.


All performance quotations of the Fund are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The quotations of the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended January 31, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS: Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of all reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS: The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions (except as provided below) reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.


With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares. Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gains distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS: For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund, reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of any other MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to any CDSC and generally are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund, may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in shares purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                             --------------------


The Fund's SAI, dated June 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, including the purchase and sale of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, (ii) Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate yield and total rate of return quotations of the Fund, (vi) the Distribution Plan and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).



I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        * Shares acquired through dividend or capital gain reinvestment; and

        * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:


        * Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

        * Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;


        * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        * Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;

        * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        * Institutional Clients of MFS or MFS Asset Institutional Advisors, Inc. ("MFSI").


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        * Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


        * Death, disability or retirement of 401(a) or ESP Plan participant;

        * Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        * Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);


        * Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        * Tax-free return of excess 401(a) or ESP Plan contributions;

        * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) or ESP Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        * Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) of ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


        * Death or disability of SRO Plan participant.


    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares are waived:


    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
          (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS


        * Shares acquired by investments through certain dealers which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.


    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        * Shares acquired by insurance company separate accounts.


    4.  RETIREMENT PLANS


        ADMINISTRATIVE SERVICES ARRANGEMENTS

        * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        * Tax-free returns of excess IRA contributions.

        401(a) PLANS


        * Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


        * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS


        * Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


        * Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        * Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is unlikely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

                       DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                    APPENDIX C
                         PORTFOLIO COMPOSITION CHART


                             MFS HIGH INCOME FUND
                    FOR FISCAL YEAR ENDED JANUARY 31, 1997

    The table below shows the percentages of the Fund's assets at January 31, 1997 invested in securities assigned to the various rating categories by S&P, Moody's (provided only for securities not rated by S&P), Fitch (provided only for securities not rated by S&P or Moody's) and Duff & Phelps (provided only for securities not rated by S&P, Moody's or Fitch) and in unrated securities determined by MFS to be of comparable quality. For a split rated bond, the S&P rating is used, and when an S&P rating is unavailable, secondary sources are selected in the following order: Moody's, Duff & Phelps, and Fitch.

                                                                                           UNRATED
                                                                                        SECURITIES OF
                                                                      COMPILED           COMPARABLE
RATING                                                                RATINGS              QUALITY              TOTAL
------                                                                -------              -------              -----

AAA/Aaa ........................................................         --                  --                   --
AA/Aa ..........................................................         --                  --                   --
A/A ............................................................         --                  --                   --
BBB/Baa ........................................................        0.36%                --                  0.36%
BB/Ba ..........................................................       15.89%                --                 15.89%
B/B ............................................................       61.76%               4.05%               65.81%
CCC/Caa ........................................................        6.44%                .08%                6.52%
CC/Ca ..........................................................         --                  --                   --
C/C ............................................................         --                  --                   --
Default ........................................................        1.03%                --                  1.03%
                                                                       -----                ----                -----
TOTAL ..........................................................       85.48%               4.13%               89.61%
                                                                       =====                ====                =====

The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche llp
125 Summer Street
Boston, MA 02110

[Logo]
MFS(R) HIGH INCOME FUND
PROSPECTUS


June 1, 1997



[Logo]
MFS(R) HIGH INCOME FUND
500 Boylston Street
Boston, MA 02116


                                                 MHI-1-6/97/145M 18/218/318

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT



MFS(R) HIGH INCOME FUND                                   STATEMENT OF
                                                          ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))                  June 1, 1997
-------------------------------------------------------------------------------
                                                                          Page
 1.  Definitions ......................................................      2
 2.  Investment Objective, Policies and Restrictions ..................      2
 3.  Management of the Fund ...........................................     12
        Trustees ......................................................     12
        Officers ......................................................     13
        Trustee Compensation Table ....................................     13
        Investment Adviser ............................................     14
        Administrator .................................................     14
        Custodian .....................................................     14
        Shareholder Servicing Agent ...................................     15
        Distributor ...................................................     15
 4.  Portfolio Transactions and Brokerage Commissions .................     16
 5.  Shareholder Services .............................................     16
        Investment and Withdrawal Programs ............................     16
        Exchange Privilege ............................................     18
        Tax-Deferred Retirement Plans .................................     19
 6.  Tax Status .......................................................     19
 7.  Description of Shares, Voting Rights and Liabilities .............     20
 8.  Determination of Net Asset Value and Performance .................     21
 9.  Distribution Plan ................................................     23
10.  Independent Auditors and Financial Statements ....................     24
     Appendix A -- Performance Information ............................    A-1

MFS HIGH INCOME FUND
A Series of MFS Series Trust III
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated June 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                        -- MFS High Income Fund, a series of
                                    MFS Series Trust III (the "Trust"),
                                    a Massachusetts business trust. The
                                    Trust was known as "Massachusetts
                                    Financial High Income Trust", until
                                    its name was changed on August 20,
                                    1993.

   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    June 1, 1997, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The fixed income and other securities in which the Fund may invest and the risks associated with such investments are described in the Fund's Prospectus. The following policies are not fundamental and may be changed without shareholder approval as may the Fund's investment objective.

RESTRICTED SECURITIES: The Fund may invest in restricted securities of companies which the Adviser believes have significant growth potential. These securities are subject to legal or contractual restrictions on resale. Consequently, there is no public trading market for these securities and market quotations are not readily available. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. The Fund may not invest more than 15% of its net assets in restricted securities (as described in the Fund's investment restrictions) (restricted securities the Board of Trustees has determined are liquid are not included in this amount). See "Investment Objective, Policies and Restrictions -- Investment Restrictions."

The Fund will not (a) invest more than 5% of its assets, taken at market value, in warrants not acquired in a unit transaction or (b) invest more than 15% of its assets, taken at market value, in securities for which there are no readily available market quotations.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against a borrower. In purchasing loans, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). The Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk.


The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with policies promulgated by the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to policies promulgated by the SEC, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


FOREIGN SECURITIES: As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOS may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" Class) while the other class will receive all of the principal (the principal-only or "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap ageements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


OPTIONS: The Fund may write covered put and call options and purchase put and call options on domestic and foreign fixed income securities that are traded on U.S. and foreign securities exchanges and over-the-counter. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a fixed exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets, in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to, or concurrent with, the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option is less than the premium received from writing the option or if the premium received in connection with the closing of an option purchased is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option would likely be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of domestic or foreign securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread" or yield differential between two fixed income securities, a transaction referred to as a "yield curve" option. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated fixed income securities, rather than the prices of the individual securities, and is usually settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying fixed income securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the yield spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be covered. A call (or put) option written by the Fund is covered if the Fund holds another call (or put) option on the yield spread between the same two securities and maintains in a segregated account with its liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Investment Techniques -- Options on Securities" in the Prospectus for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


FUTURES CONTRACTS: The Fund may enter into contracts for the future delivery of domestic or foreign fixed income securities or contracts based on municipal bond or other financial indices including any index of domestic or foreign fixed income securities, as such contracts become available for trading ("Futures Contracts"). Such transactions may be entered into for hedging purposes and for non-hedging purposes, subject to applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. U.S. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Futures Contracts purchased or sold by the Fund are also traded on foreign exchanges which are not regulated by the CFTC.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the Fund may be required to pay or receive additional payment of "variation margin" based on changes in the value of the contract.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

Although Futures Contracts call for the actual delivery of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.


One purpose of the purchase or sale of a Futures Contract for hedging purposes, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds in the portfolio of the Fund by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such Futures Contracts.


The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. The purchase and sale of Futures Contracts for non-hedging purposes involves greater risk, and could result in losses which are not offset by gains on other portfolio assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes and for non-hedging purposes subject to applicable laws. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract in the case of a call option, or a "short" position in the underlying Futures Contract in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Such Options on Futures Contracts will be traded on U.S. contract markets regulated by the CFTC as well as on foreign exchanges. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.


The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments. The Fund may cover the writing of call Options on Futures Contracts through purchases of the underlying Futures Contract or through ownership of the security or securities included in the index underlying the Futures Contract. The Fund may also cover the writing of call Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the call purchased (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with the Fund's custodian. The Fund will cover the writing of put Options on Futures Contracts through sales of the underlying Futures Contract or through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract. The Fund may also cover the writing of put Options on Futures Contracts through the purchase of such Options, provided that the exercise price of the put purchased is equal to or greater than the exercise price of the put written. In addition, the Fund may cover put and call Options on Futures Contracts in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.


The purchase of a put Option on a Futures Contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put Option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the option and close out the underlying Futures Contract. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased. The writer of an option or a futures contract is subject to all the risks of futures trading including the requirement of initial and variation margin payments. The purchase and sale of Options on Futures Contracts for non-hedging purposes involves greater risk, and could result in losses which are not offset by gains of other portfolio assets.

FORWARD CONTRACTS: The Fund may enter into contractual obligations to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date ("Forward Contracts"). Forward Contracts are individually negotiated and are traded through the "interbank currency market", an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market- makers in the interbank market or through brokers executing purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts and ordinarily charge a mark-up or commission which may be included in the cost of the contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract as security for the customer's obligation to make or receive delivery of currency and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts described above.

Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


The Fund has established procedures consistent with Statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts entered into by the Fund. The Fund may also enter into Forward Contracts for "Cross-hedging" as noted in the Prospectus.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received, less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium, less related transaction costs. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less related transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


Options on foreign currencies written or purchased by the Fund will be traded over-the-counter or on U.S. or foreign securities exchanges. All options written on foreign currencies will be covered. A call option written on foreign currencies by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written on foreign currencies by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same foreign currency and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Options on foreign currencies written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.


ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Various additional risks exist with respect to the trading of options, Futures Contracts and Forward Contracts. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation, while the trading of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Investment Objective, Policies and Restrictions -- Futures Contracts" above. When the Fund purchases or sells Futures Contracts based on an index of securities, the securities comprising such index will not be the same as the portfolio securities being hedged, thereby creating a risk that changes in the value of the index will not correlate with changes in the value of such portfolio securities.

The Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Investment Objective, Policies and Restrictions -- Options" sets forth certain reasons why a liquid secondary market may not exist.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Unlike transactions in Futures Contracts entered into by the Fund, options on foreign currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or, with the exception of certain foreign currency options, by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities and options traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all options on securities and on foreign currencies entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on securities, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign, political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occuring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities, or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's total assets.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

PORTFOLIO TRADING: The portfolio of the Fund will be fully managed by buying and selling securities, as well as by holding selected securities to maturity. The Fund will seek to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The portfolio management of the Fund may include use of the following strategies:

    (1) varying the maturity mix or quality profile of its portfolio as warranted by overall market expectations;

    (2) selling one type of debt security (e.g., industrial bonds) and buying another (e.g., utility bonds) when disparities arise in their relative values and prospects;

    (3) changing from one debt security to a similar debt security when their respective yields are distorted due to market factors; and

    (4) changing from one debt security to a similar debt security based upon credit analysis and fundamental research.

These strategies may result in increases or decreases in the current income of the Fund available for distribution to its shareholders and in its holdings of debt securities which sell at moderate to substantial premiums or discounts from face value. If the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain may be reduced or its potential capital loss may be increased.

The Fund will engage in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in attaining its investment objective. See "Portfolio Transactions and Brokerage Commissions."

To be eligible to be taxed under the provisions of the Internal Revenue Code applicable to regulated investment companies, the Fund must, among other things, limit its short-term trading so that less than 30% of its gross income is derived from gains realized on the sale or other disposition of securities held for less than three months. For this purpose, gross income includes all dividend and interest income and gross realized capital gains, both short and long-term, without offset for realized capital losses.

The investment objective and policies described above may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a series or class, as applicable), or (ii) 67% or more of the outstanding shares of the Trust (or a series or class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a series or class, as applicable) are represented in person or by proxy).

The Fund  may not:

    (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets taken at market value to an extent greater than 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options on fixed income securities, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets).

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry, except that up to 40% of the Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies) in the ordinary course of the business of the Fund. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

    (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or of all or a portion of a private or public issue of debt securities shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the total assets of the Fund taken at market value to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and provided further that up to 25% of the total assets of the Fund may be invested in securities issued or guaranteed by any foreign government, its agencies or instrumentalities.

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment companies if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuers; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company.

    (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation.

    (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, director or trustee of the investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/ 2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (12) Purchase any securities or evidences of interest therein on margin except to make deposits on margin in connection with options on fixed income securities, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and provided that this shall not prevent the purchase, ownership, holding or sale of contracts for the future acquisition or delivery of fixed income securities.

    (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

    (14) Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

  As a matter of non-fundamental policy, the Fund may not invest in securities (other than repurchase agreements) which are restricted as to disposition under the federal securities laws (unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security), if more than 15% of the Fund's assets would be invested in such securities.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  MANAGEMENT OF THE FUND
The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management, and the officers of the Fund are responsible for its operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
         Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President and Director

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (from August 1990 to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Director
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
JOAN S. BATCHELDER,* Vice President (born 4/12/44)
Massachusetts Financial Services Company, Senior Vice President

CYNTHIA M. BROWN,* Vice President (born 6/27/57)
Massachusetts Financial Services Company, Senior Vice President

ROBERT J. MANNING,* Vice President (born 10/20/63)
Massachusetts Financial Services Company, Senior Vice President

BERNARD SCOZZAFAVA,* Vice President (born 1/28/61)
Massachusetts Financial Services Company, Vice President

JAMES T. SWANSON,* Vice President (born 6/12/49)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September,
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March, 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a wholly owned subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $2,500 per year plus $135 per meeting and $100 per committee meeting attended together with such Trustees' out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                       RETIREMENT
                                         BENEFIT     ESTIMATED  TOTAL TRUSTEE
                                       ACCRUED AS    CREDITED     FEES FROM
                        TRUSTEE FEES  PART OF FUND   YEARS OF   FUND AND FUND
TRUSTEE                 FROM FUND(1)   EXPENSE(1)   SERVICE(2)   COMPLEX(3)
-----------------------------------------------------------------------------

Richard B. Bailey          $4,185        $1,091          8        $247,168
A. Keith Brodkin             -0-           -0-          N/A          -0-
Peter G. Harwood            4,585           720          5         105,995
J. Atwood Ives              4,285         1,136         17          98,750
Lawrence T. Perera          4,250         2,222         26          98,310
William J. Poorvu           4,450         2,377         25         102,840
Charles W. Schmidt          4,585         2,317         20         105,995
Arnold D. Scott              -0-           -0-          N/A          -0-
Jeffrey L. Shames            -0-           -0-          N/A          -0-
David B. Stone              4,685         1,703         11         108,710
Elaine R. Smith             4,585         1,158         27         105,995
(1) For fiscal year ended January 31, 1997.
(2) Based on normal retirement age of 73.
(3) Information provided is provided for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.1 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.4 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY
                           FUND UPON RETIREMENT(4)

                                      YEARS OF SERVICE

AVERAGE        ---------------------------------------------------------------
TRUSTEE FEES          3               5               7          10 OR MORE
------------------------------------------------------------------------------

$3,767               $565           $  942          $1,318         $1,883
 4,044                607            1,011           1,415          2,022
 4,321                648            1,080           1,512          2,161
 4,599                690            1,150           1,610          2,299
 4,876                731            1,219           1,707          2,438
 5,154                773            1,288           1,804          2,577
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of April 30, 1997, all Trustees and officers as a group owned less than 1% of shares outstanding on that date. As of April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., Attn: Fund Administration, 4800 Deer Lake Drive East - 3rd Floor, Jacksonville, FL 32246-6484, was the record owner of approximately 9.29% of the outstanding Class B shares of the Fund. As of April 30, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc., Attn: Fund Administration, 4800 Deer Lake Drive East - 3rd Floor, Jacksonville, FL 32246-6484, was the record owner of approximately 27.64% of the outstanding Class C shares of the Fund. As of April 30, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 100% of the outstanding Class I Shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1987, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund.


For these services and facilities, under the Advisory Agreement, the Adviser receives a management fee computed and paid monthly, on the basis of a formula based upon a percentage of the average daily net assets of the Fund plus a percentage of the gross income (i.e., income other than gains from the sale of securities) of the Fund, in each case on an annualized basis for the then-current fiscal year. The applicable percentages are reduced as assets and income reach the following levels:


   ANNUAL RATE OF MANAGEMENT FEE           ANNUAL RATE OF MANAGEMENT FEE
 BASED ON AVERAGE DAILY NET ASSETS             BASED ON GROSS INCOME
--------------------------------------     --------------------------------
0.220% of the first $200 million           3.00% of the first $22 million
0.187% of average daily net assets         2.55% of gross income in excess
  in excess of $200 million                  of $22 million

For the fiscal years ended January 31, 1995, 1996 and 1997, MFS received management fees under the Advisory Agreement of $3,756,072, $4,031,708 and $4,238,339, equivalent on an annualized basis to 0.45%, 0.45% and 0.46%, respectively, of the Fund's average daily net assets.

In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expense, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or recission of the various state requirements. Any such adjustment would not become effective until the beginning of the Fund's next fiscal year following the date of such amendments or the date on which such requirements become no longer applicable.


The Fund pays all of its expenses (other than those assumed by MFS or MFD) including: Trustee fees (discussed above); governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's Distributor, requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the fiscal year ended January 31, 1997, see "Statement of Operations" in the Fund's Annual Report to shareholders incorporated by reference into this SAI.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the investments of the Fund, effecting the portfolio transactions of the Fund, and, in general, administering the affairs of the Fund.


The Advisory Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding shares (as defined under "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the shares of the Fund (as defined in "Investment Restrictions") or by either party to the Agreement on not more than 60 days' nor less than 30 days' written notice. If MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS". The Advisory Agreement provides that the Adviser may render services to others and may permit clients in addition to the Fund to use the term "MFS" in their names. The Advisory Agreement further provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent for the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985 (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995, as amended (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFS retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the Fund's fiscal year ended January 31, 1997, MFD received sales charges of $193,347 and dealers received sales charges of $931,228 (as their concession on gross sales charges of $1,124,575) for selling Class A shares of the Fund; the Fund received $109,971,079 representing the aggregate net asset value of such shares. For the Fund's fiscal year ended January 31, 1996, MFD received sales charges of $136,238 and dealers received sales charges of $655,338 (as their concession on gross sales charges of $791,576) for selling Class A shares of the Fund; the Fund received $71,221,902 representing the aggregate net asset value of such shares. For the Fund's fiscal year ended January 31, 1995, MFD received sales charges of $105,333 and dealers received sales charges of $612,900 (as their concession on gross sales charges of $718,233) for selling Class A shares of the Fund; the Fund received $80,688,929 representing the aggregate net asset value of such shares.

For the Fund's fiscal year ended January 31, 1997, 1996 and 1995, the CDSC imposed on redemption of Class A shares was $24,467, $1,729 and $303, respectively.

For the Fund's fiscal year ended January 31, 1997, 1996 and 1995, the CDSC imposed on redemption of Class B shares was $441,696, $490,067 and $578,443, respectively.

For the Fund's fiscal year ended January 31, 1997, the CDSC imposed on redemption of Class C shares was $3,591.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser. Changes in the investments of the Fund are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through which, it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or markdown. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. From time to time soliciting dealer fees may be available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees will be in effect recaptured by the Fund to the extent possible. At present no other recapture arrangements are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

During the fiscal years ended January 31, 1995, 1996 and 1997, the Fund paid total brokerage commissions (which term includes underwriters' concessions on new issues of fixed income securities) of $14,184, $2,900 and $-0-, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Fund's prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13-months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter of Intent. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. (See "Purchases" in the Prospectus for the sales charges on quantity purchases.) For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of net investment income and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (without a sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares"; and (iii) to the extent necessary the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent,) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds, if available for sale, under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the share- holder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanged shares of MFS Money Market Fund and MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited with any CDSC paid are then redeemed within six years of the initial purchase or within 12-months of the initial purchase in the case of Class C shares and certain Class A shares, such CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below and unless otherwise noted in the Prospectus of any of the other MFS Funds, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account), may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if shares of the fund are available for sale and if the purchaser is eligible to purchase the class of shares). In addition, Class C shares may be exchanged for shares of MFS Money Market Fund at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") for an established account are received by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at the net asset value (i.e., without a sales charge) of the shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at the time. However, payment of the redemption proceeds by the Fund, and thus purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. Any gain or loss on the redemption of the shares exchanged is reportable in the shareholders federal income tax return, unless such shares were held in a tax-deferred retirement plan.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders in the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents and forms provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.


6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains, are taxable to the Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Any Fund dividend declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholder on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. Distributions that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A, Class B, Class C and Class I shares and Class A and Class B shares of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund attributable to that class available for distribution to shareholders. The Trust has reserved the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust shares (as defined in "Investment Restrictions"). Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Fund may be terminated (i) upon the merger or consolidation of the Fund with another organization or upon the sale of all or substantially all its assets if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient or (ii) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares. If not so terminated, the Fund will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


8.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE
NET ASSET VALUE -- The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Fund's Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are traded. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer-supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. If acquired, preferred stocks, common stocks and warrants will be valued at the last sale price on an exchange or at the last quoted bid price for unlisted securities. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and a 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75%), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 and cover the period from January 1, 1987 to December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the portfolio of the Fund, but also on changes in the current value of such securities and on changes in the Fund's expenses. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value as well as account balance information may be obtained by calling 1-800-MFS- TALK (637-8255).

YIELD: Any yield quotation of a class of shares of the Fund is based on the annualized net investment income per share allocated to that class over a 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period and no payment of any CDSC in the case of Class B and Class C shares. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each Class of shares are presented in Appendix A attached hereto.

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporaton, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time, the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure
                 Act").


       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to the Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.


DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended January 31, 1997, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------   ----------
Class A Shares                     $1,835,620     $  644,820     $1,190,800
Class B Shares                     $2,877,823     $2,242,278     $  635,545
Class C Shares                     $  216,394     $    5,874     $  210,520

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at January 31, 1997, the Statement of Assets and Liabilities at January 31, 1997, the Statement of Operations for the year ended January 31, 1997, the Statement of Changes in Net Assets for each of the two years in the period ended January 31, 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                      PERFORMANCE RESULTS -- CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                          VALUE OF                   VALUE OF               VALUE OF
                                      INITIAL $10,000               CAP. GAIN              REINVESTED                TOTAL
             DATE                        INVESTMENT               DISTRIBUTIONS             DIVIDENDS                VALUE
            ------                        -------                     ------                  -----                   --
           12/31/87                        $8,069                      $ 0                   $1,137                 $ 9,206
           12/31/88                         7,949                       74                    2,321                  10,344
           12/31/89                         6,823                       64                    3,252                  10,139
           12/31/90                         4,825                       45                    3,572                   8,442
           12/31/91                         6,286                       58                    6,226                  12,570
           12/31/92                         6,608                       62                    8,043                  14,713
           12/31/93                         7,238                       67                   10,261                  17,566
           12/31/94                         6,461                       60                   10,584                  17,105
           12/31/95                         6,943                       65                   13,031                  20,039
           12/31/96                         7,158                       67                   15,330                  22,555

------------
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended January 31, 1997.

                                                                                         ACTUAL
                                                                                         30-DAY     30-DAY
                                                                                          YIELD      YIELD
                                                AVERAGE ANNUAL TOTAL RETURNS           (INCLUDING  (WITHOUT       CURRENT
                                                ----------------------------               ANY       ANY       DISTRIBUTION
                                            1 YEAR         5 YEAR        TEN YEAR       WAIVERS)    WAIVERS)       RATE
                                            ------         ------        --------       --------    --------       ----

Class A Shares with sales charge .......     6.24%         10.59%          8.57%           N/A      8.03%          8.27%
Class A Shares without sales charge ....    11.52%         11.67%          9.10%           N/A       N/A            N/A
Class B Shares with CDSC ...............     6.66%          10.80%(1)      8.80%(1)        N/A       N/A            N/A
Class B Shares without CDSC ............    10.66%         11.06%(1)       8.80%(1)        N/A      7.76%          7.93%
Class C Shares with CDSC ...............     9.71%         11.17%(2)       8.85%(2)        N/A       N/A            N/A
Class C Shares without CDSC ............    10.71%         11.17%(2)       8.85%(2)        N/A      7.39%          7.97%
Class I Shares with CDSC ...............    11.46%(3)      11.66%(3)       9.09%(3)        N/A      8.76%           N/A
Class I Shares without CDSC ............    11.46%(3)      11.66%(3)       9.09%(3)        N/A      8.76%           N/A

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 27, 1993. Sales charges, expenses and expense ratios, and therefore performance, for
    Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for
    Class A and Class C shares differ. Class C shares performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 1, 1997. Sales charges, expenses and expense ratios, and therefore performance for
    Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



MFS(R)
HIGH INCOME
FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


                                               MHI-13-6/97/525      18/218/318

Table of Contents

Letter from the Chairman   .....................  1
A Discussion with the Portfolio Manager   ......  2
Portfolio Manager's Profile   ..................  5
Performance Summary  ...........................  6
Fund Facts  ....................................  8
Portfolio of Investments   .....................  9
Financial Statements    ........................ 16
Notes to Financial Statements    ............... 23
Independent Auditors' Report  .................. 30
ABCs of Investing    ........................... 31
Family of Funds   .............................. 32
Trustees and Officers   ........................ 33


Highlights

[bullet] For the year ended January 31, 1997, Class A shares of the Fund provided a total return at net asset value of 11.52%, Class B shares 10.66%, and Class C shares 10.71%.

[bullet] A relatively stable economic environment, with moderate growth and low inflation, has benefited investors reaching for a little extra yield in high-yield corporate and emerging fixed-income markets.

[bullet] The overall credit quality of issuers in the high-yield market has improved significantly in the 1990s, with dramatic reductions in debt-to-cash flow ratios compared to the 1980s.

[bullet] However, the high-yield market is seeing an increase in the number of speculative issues, particularly in the gaming and communications industries, and we expect the rate of defaults to rise in 1997.

Letter from the Chairman

[Picture of A. Keith Brodkin]

Dear Shareholders:

      After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

      In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Chairman Alan Greenspan late in 1996 and in February of this year created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

      We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

February 14, 1997

A Discussion with the Portfolio Manager

[Picture of Robert J. Manning]

For the year ended January 31, 1997, Class A shares of the Fund provided a total return of 11.52%, Class B shares 10.66%, and Class C shares 10.71%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 2.76% return for the Lehman Brothers Corporate Bond Index (the Lehman Index) during the same period. Because the Fund's portfolio generally consists of lower-rated issues, its results will not necessarily mirror those of the Lehman Index, which is an unmanaged, market-value-weighted index comprised of all public, fixed-rate, nonconvertible, investment-grade corporate debt.

Q. What do you see as some of the reasons for this performance?

A. The environment for high-yield bonds has been quite favorable over the past 12 months, thanks in part to improved credit quality and a lower rate of defaults compared to just a few years ago. Also, the Fund was more heavily invested in the higher-quality segment of the high-yield market, and we believe we were able to do a good job of credit selection, which helped the Fund's overall performance.

Q. In general, how would you describe the fixed-income environment over the past year?

A. It's been a relatively stable environment, with interest rates not moving in any particular direction. With the economy growing moderately and inflation remaining low, it has paid investors to reach for a little extra yield. This has helped the performance of the "spread markets," that is, the high-yield corporate and emerging fixed-income markets. The high-yield market, in particular, has been extremely strong, with new issuance close to last year's record volume of about $70 billion. However, the credit quality of the new-issue market has started to deteriorate somewhat. Because of this, we've gotten even more selective and have not let ourselves get caught up in some of the hype that can accompany these issues. Also, the flow of money into high-yield mutual funds has been quite strong, which has helped push up prices in this market just as money flows into stock funds have helped drive the stock market.

Q. When a lot of people think of high-yield investing, they think of possible defaults. How has the default picture changed in the past few years, and why?

A. Defaults are actually at historic lows. Over time, they average 2% to 3% of the market, but in the past year the rate has been at less than 1.3%. However, this is a lagging indicator, that is, we see credit losses going up - and the prices of bonds trading down - long before the number of defaults increase. We do expect the default rate to increase over the coming year.

Q. In spite of this, has the overall financial condition of the issuers in your investment universe improved?

A. Yes. The overall credit quality of these issuers has improved dramatically in the 1990s compared to the 1980s. In the late 1980s, debt-to-cash flow ratios among issuers of high-yield bonds were 8 to 10 times, while interest-coverage ratios were 1 to 1-1/2. (Debt-to-cash flow measures a company's total debt divided by its cash flow, or revenues after operating expenses. Interest coverage is the number of times a company's cash flow will cover its interest expenses annually.) Today, debt-to-cash flow ratios have been cut to the 4 to 6 range, while interest-coverage ratios are usually at least 2. So generally the companies that financed in the '80s were significantly more leveraged than the companies that come to market today. However, we are seeing more speculation, particularly in the gaming and communications industries. It's our job to maintain discipline and not get caught up in the fever of the bull markets.

Q. In general, what characteristics or qualities do you look for in selecting bonds for the Fund?

A. We start with management. We spend most of our time meeting with the managers of the companies in the Fund. They're the people who know what's going on in their businesses, what trends to watch, and how to position their companies for any changes. We like to see managers have equity in their own companies, so if something goes wrong they have something at stake. The second thing is stable cash flow. Unlike equity fund managers, who stress earnings, we want to see how much money is coming in, how much is going out, and how the company is meeting its debt obligations. Third, we like companies to have tangible assets, like machinery and equipment, that have value if something goes wrong. Finally, we look for positive industry trends. We use MFS' equity analysts to leverage our knowledge of what's going on in all industries to help us decide where we want to be positioned for the future.

Q. Have you increased the Fund's weightings in any particular sectors, and why?

A. We've added to our industrial-company holdings. These tend to be strong cash-flow generators, and several have been bought out by other industrial companies as part of a consolidation trend. We have also found good relative value in some gaming and cable companies, although neither of these industries performed as well as expected last year.

Q. Have some segments of the high-yield bond market performed better than you expected?

A. The telecommunications industry was helped by the passage of the Telecommunications Act and an overall bull market in technology, while the energy sector saw an upswing in prices that was unexpected. Meanwhile, a number of cyclical industries also benefited from a stronger-than-expected economy.

Q. And have some segments of this market, or particular holdings, not performed as well as you expected?

A. We saw underperformance in both the paging and supermarket sectors, as price competition put downward pressure on profit margins in both industries.

Q. Did you reduce or eliminate your positions in some of these holdings as a result?

A. We have reduced the Fund's position in paging. Although we don't see any major change in fundamentals for this industry in the short term, we think there's still some downside risk. We are, however, adding to our supermarket holdings. There are some good franchises out there that we believe could do well in a slowing economy, which we think is more probable now.

Q. Can you talk about any parts of this market you might be avoiding?

A. We've been staying away from utilities and retailing. Both have suffered from overcapacity and lack of pricing power, and the utilities' performance has been further hampered by deregulation. For instance, electric utilities have been forced to compete with outside suppliers for the business of some of their biggest customers, such as office buildings and factories.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try and take advantage of those changes?

A. We expected the economy to slow down in 1996 but it didn't. However, we positioned the Fund defensively by increasing its overall credit quality. We still believe we're at the end of an economic and credit cycle that began in 1991, and so it seems prudent to invest in the larger, well-capitalized companies whose credits are more likely to perform better when the markets do react to a slowdown. Currently, though, the high-yield market is yielding about 310 basis points (3.1%) more than comparable-maturity Treasuries, which is not a very narrow range. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) This indicates the market is pricing in a fairly optimistic environment for the coming year. Still, given the recent trend of lower-quality new issuance and the strong, almost insatiable desire for yield, we believe it's more likely than not that something will happen to cause a market correction, and we want to be positioned for it when it happens. Given this environment, we believe disciplined credit selection, and avoiding speculative risks, will become even more important in the coming year.


Respectfully,

/s/ Robert J. Manning
Robert J. Manning
Portfolio Manager


Portfolio Manager's Profile

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and Boston College's Graduate School of Management, he was named Vice President - Investments in 1988, Senior Vice President in 1993, and Portfolio Manager of MFS High Income Fund in 1994.

Performance Summary


The information below and on the following pages illustrate the historical performance of MFS High Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended January 31, 1997)

1/92     9532   10000   10000
1/93    11091   11263   10326
1/94    13102   12584   10587
1/95    12585   12111   10883
1/96    14847   14591   11174
1/97    16556   14995   11484


$20,000  $15,000  $10,000  $5,000

MFS High Income Fund - Class A         $16,556
Lehman Brothers Corporate Bond Index   $14,995
Consumer Price Index - U.S             $11,484

1/92   1/93   1/94   1/95   1/96   1/97



Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended January 31, 1997)

2/87     9531   10000   10000
1/89    10430   10888   11124
1/91     8613   12102   13558
1/93    15097   12821   17648
1/95    17129   13513   18976
1/97    22535   14259   23494

$30,000  $25,000  $20,000  $15,000  $10,000  $5,000

Lehman Brothers Corporate Bond Index  $23,494
MFS High Income Fund - Class A        $22,535
Consumer Price Index - U.S.           $14,259

2/87   1/89   1/91   1/93   1/95   1/97

Average Annual Total Returns                   1 Year      3 Years      5 Years     10 Years
                                             ----------   ----------   ----------  ---------
MFS High Income Fund (Class A)
 including 4.75% sales charge                 + 6.24%      +6.40%       +10.59%      +8.57%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class A)
 at net asset value                           +11.52%      +8.11%       +11.67%      +9.10%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class B) with CDSC      + 6.66%      +6.37%       +10.80%      +8.80%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class B)
 without CDSC                                 +10.66%      +7.22%       +11.06%      +8.80%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class C) with CDSC      + 9.71%      +7.35%       +11.17%      +8.85%
-----------------------------------------    ---------    --------     ---------    --------
MFS High Income Fund (Class C)
 without CDSC                                 +10.71%      +7.35%       +11.17%      +8.85%
-----------------------------------------    ---------    --------     ---------    --------
Average high current yield fund++             +12.49%      +7.82%       +11.57%      +9.27%
-----------------------------------------    ---------    --------     ---------    --------
Lehman Brothers Corporate Bond Index+         + 2.76%      +6.02%       + 8.44%      +8.92%
-----------------------------------------    ---------    --------     ---------    --------
Consumer Price Index*+                        + 2.77%      +2.75%       + 2.81%      +3.61%
-----------------------------------------    ---------    --------     ---------    --------

 * The cost of living (inflation) is measured by the Consumer Price Index published by the U.S. Bureau of Labor Statistics.

 + Source: CDA/Wiesenberger.

++ Source: Lipper Analytical Services.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the applicable contingent deferred sales charge
(CDSC), reflect the CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 27, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance which reflects the sales charges, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Fund Facts

Strategy:               The Fund's investment objective is to seek high current
                        income by investing primarily in fixed-income securities rated below investment grade (BBB).

Commencement of
investment operations:  February 17, 1978

Size:                   $1.0 billion net assets as of January 31, 1997


Portfolio Concentration as of January 31, 1997

Portfolio Structure


[PIE GRAPH]

High Yield                 88.0%
Equity                      6.2%
Cash and Cash Equivalents   5.8%

Portfolio of Investments - January 31, 1997


Non-Convertible Bonds - 87.5%
-------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                  (000 Omitted)               Value
-----------------------------------------------------------------------------------------
Aerospace - 2.6%
 BE Aerospace, Inc., 9.875s, 2006                              $4,700          $4,911,500
 CHC Helicopter Corp., 11.5s, 2002                              6,675           6,942,000
 Derlan Manufacturing, Inc., 10s, 2007##                        2,775           2,795,812
 Haynes International, Inc., 11.625s, 2004                     10,825          11,799,250
                                                                              -----------
                                                                              $26,448,562
-----------------------------------------------------------------------------------------
Airlines - 1.7%
 Airplane Pass-Thru Trust, 10.875s, 2019                       $5,250          $5,801,250
 K & F Industries, Inc., 11.875s, 2003                          1,925           2,079,000
 Moog, Inc., 10s, 2006                                          8,590           9,019,500
                                                                              -----------
                                                                              $16,899,750
-----------------------------------------------------------------------------------------
Automotive - 1.6%
 Exide Corp., 10s, 2005##                                      $2,950          $3,049,563
 Harvard Industries, Inc., 11.125s, 2005                          775             589,000
 Harvard Industries, Inc., 12s, 2004                              980             754,600
 Hayes Wheels International, Inc., 11s, 2006                    4,350           4,763,250
 SPX Corp., 11.75s, 2002                                        3,950           4,394,375
 Venture Holdings Trust, 9.75s, 2004                            2,775           2,636,250
                                                                              -----------
                                                                              $16,187,038
-----------------------------------------------------------------------------------------
Building - 5.1%
 American Standard, Inc., 0s,1998, 10.5s, 2005                $10,625         $10,014,062
 Building Materials Corp., 8.625s, 2006##                       1,550           1,550,000
 Building Materials Corp., 0s, 1999, 11.75s, 2004              11,775          10,303,125
 Lone Star Industries, Inc., 10s, 2003                          4,542           4,621,485
 Nortek, Inc., 9.875s, 2004                                     9,750           9,896,250
 Schuller International Group, Inc., 10.875s, 2004              4,000           4,420,000
 UDC Homes, Inc., 2000                                             30              16,650
 USG Corp., 9.25s, 2001                                         9,850          10,465,625
                                                                              -----------
                                                                              $51,287,197
-----------------------------------------------------------------------------------------
Cellular Telephones - 0.7%
 Millicom International Cellular Communications, 0s,
 2001, 13.5s, 2006                                            $10,625          $6,932,813
-----------------------------------------------------------------------------------------
Chemicals - 2.8%
 INDESPEC Chemical Corp., 0s, 1998, 11.5s, 2003                $5,450          $5,014,000
 NL Industries, Inc., 11.75s, 2003                              8,725           9,204,875
 Rexene Corp., 11.75s, 2004                                     2,235           2,508,787
 UCC Investors Holdings, Inc., 10.5s, 2002                      4,750           5,189,375
 UCC Investors Holdings, Inc., 0s, 1998, 12s, 2005              7,500           6,750,000
                                                                              -----------
                                                                              $28,667,037
-----------------------------------------------------------------------------------------
Consumer Goods and Services - 7.9%
 Consolidated Cigar Corp., 10.5s, 2003                         $4,750          $4,940,000
 E & S Holdings Corp., 10.375s, 2006##                          8,350           8,746,625
 FoodBrands America, Inc., 10.75s, 2006                         5,755           6,071,525
 Genmar Holdings, Inc., 13.5s, 2001                             2,940           2,851,800
 International Semi-Tech Microelectronics, Inc.,
  11.5s, 2003                                                  10,450           6,165,500
 Iron Mountain, Inc., 10.125s, 2006                             7,000           7,420,000
 Pierce Leahy Corp., 11.125s, 2006                              5,350           5,871,625

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Consumer Goods and Services - continued
 Reeves Industries, Inc., 11s, 2002                     $5,565          $5,342,400
 Remington Arms, Inc., 10s, 2003##                       2,000           1,620,000
 Revlon, Inc., 10.5s, 2003                               8,175           8,624,625
 Samsonite Corp., 11.125s, 2005                          5,500           6,022,500
 Sealy Corp., 9.5s, 2003                                 2,650           2,676,500
 Westpoint Stevens, Inc., 9.375s, 2005                  12,850          13,331,875
                                                                       -----------
                                                                       $79,684,975
----------------------------------------------------------------------------------
Containers - 4.8%
 Atlantis Group, Inc., 11s, 2003                        $7,500          $7,762,500
 Calmar, Inc., 11.5s, 2005                               8,000           8,420,000
 Ivex Packaging Corp., 12.5s, 2002                       5,350           5,791,375
 Owens-Illinois, Inc., 9.75s, 2004                       2,500           2,637,500
 Owens-Illinois, Inc., 9.95s, 2004                         500             528,750
 Owens-Illinois, Inc., 11s, 2003                         5,850           6,508,125
 Plastic Containers, Inc., 10s, 2006##                     950             978,500
 RXI Holdings, Inc., 14s, 2002**                         3,500           2,730,000
 Silgan Corp., 11.75s, 2002                              6,860           7,323,050
 U.S. Can Corp., 10.125s, 2006##                         5,100           5,355,000
                                                                       -----------
                                                                       $48,034,800
----------------------------------------------------------------------------------
Defense Electronics - 0.5%
 Alliant Techsystem, Inc., 11.75s, 2003                 $4,350          $4,872,000
----------------------------------------------------------------------------------
Electronics - 0.5%
 Clark Schwebel, Inc., 10.5s, 2006                      $4,675          $4,932,125
----------------------------------------------------------------------------------
Entertainment - 4.5%
 Act III Theaters, Inc., 11.875s, 2003                  $2,250          $2,452,500
 Albritton Communications Corp., 11.5s, 2004             6,350           6,746,875
 American Skiing Company, 12s, 2006                      5,300           5,445,750
 Cinemark USA, Inc., 9.625s, 2008                        1,600           1,628,000
 Grand Casinos, Inc., 10.125s, 2003                      8,225           8,430,625
 Griffin Gaming & Entertainment, Inc., 2000              4,400           4,290,000
 Lodgenet Entertainment Corp., 10.25s, 2006##            2,525           2,512,375
 Marvel Holdings, Inc., 0s, 1998**                      12,635           2,116,363
 Plitt Theatres, Inc., 10.875s, 2004                     2,775           2,809,687
 Sam Houston Race Park, Inc., 11s, 2001**                1,809             777,926
 SCI Television, Inc., 11s, 2005                         7,655           8,152,575
                                                                       -----------
                                                                       $45,362,676
----------------------------------------------------------------------------------
Financial Institutions - 0.7%
 Americo Life, Inc., 9.25s, 2005                        $3,550          $3,523,375
 Americredit Corp., 9.25s, 2004##                        2,000           1,994,900
 GPA Delaware, 8.75s, 1998                               1,221           1,236,263
                                                                       -----------
                                                                        $6,754,538
----------------------------------------------------------------------------------
Food and Beverage Products - 1.9%
 Delta Beverage Group, Inc., 9.75s, 2003##              $2,800          $2,884,000
 Keebler Corp., 10.75s, 2006                             2,500           2,700,000
 PMI Acquisition Corp., 10.25s, 2003                     2,495           2,569,850
 Specialty Foods Corp., 10.25s, 2001                     5,000           4,750,000

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Food and Beverage Products - continued
 Texas Bottling Group, Inc., 9s, 2003                   $5,750          $5,865,000
                                                                       -----------
                                                                       $18,768,850
----------------------------------------------------------------------------------
Forest and Paper Products - 2.3%
 Gaylord Container Corp., 0s, 1996, 12.75s, 2005       $10,395         $11,460,487
 Pacific Lumber Co., 10.5s, 2003                         9,675           9,820,125
 Specialty Paperboard, Inc., 9.375s, 2006##              2,150           2,182,250
                                                                       -----------
                                                                       $23,462,862
----------------------------------------------------------------------------------
Machinery - 1.7%
 AGCO Corp., 8.5s, 2006                                 $5,000          $5,050,000
 Fairfield Manufacturing Corp., 11.375s, 2001            3,700           3,885,000
 Thermadyne Holdings Corp., 10.25s, 2002                 4,150           4,316,000
 Thermadyne Holdings Corp., 10.75s, 2003                 4,045           4,206,800
                                                                       -----------
                                                                       $17,457,800
----------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.9%
 Beverly Enterprises, Inc., 9s, 2006                    $3,500          $3,508,750
 Quorum Health Group, Inc., 8.75s, 2005                  2,750           2,818,750
 Tenet Healthcare Corp., 8s, 2005                       11,550          11,506,688
 Unilab Corp., 11s, 2006                                 1,610           1,110,900
                                                                       -----------
                                                                       $18,945,088
----------------------------------------------------------------------------------
Metals and Minerals - 0.5%
 Jorgensen (Earle M.) Co., 10.75s, 2000                 $4,575          $4,643,625
----------------------------------------------------------------------------------
Mortgage Backed Pass-Throughs - 0.4%
 Merrill Lynch Mortgage Investors,
  Inc., 8.142s, 2023+                                   $4,500          $3,622,500
----------------------------------------------------------------------------------
Oil Services - 2.1%
 AmeriGas Partners, L.P., 10.125s, 2007                 $3,400          $3,582,750
 Clark USA, Inc., 10.875s, 2005                          2,650           2,676,500
 Falcon Drilling, Inc., 8.875s, 2003                     3,725           3,892,625
 Ferrell Gas L.P., 10s, 2001                             4,700           4,935,000
 Mesa Operating Co., 10.625s, 2006                       1,700           1,840,250
 Noble Drilling Corp., 9.125s, 2006                      3,500           3,727,500
                                                                       -----------
                                                                       $20,654,625
----------------------------------------------------------------------------------
Oils - 0.6%
 Gulf Canada, 9.25s, 2004                               $6,000          $6,345,000
----------------------------------------------------------------------------------
Printing and Publishing - 1.3%
 Day International Group, Inc., 11.125s, 2005           $2,350          $2,479,250
 Golden Books Publishing, Inc., 7.65s, 2002              5,000           4,500,000
 Newsquest Capital PLC, 11s, 2006                        4,600           4,830,000
 Newsquest Capital PLC, 11s, 2006##                      1,500           1,575,000
                                                                       -----------
                                                                       $13,384,250
----------------------------------------------------------------------------------
Restaurants and Lodging - 5.2%
 Aztar Corp., 11s, 2002                                 $5,175          $5,200,875
 Boomtown, Inc., 11.5s, 2003                             3,865           4,106,562
 Coast Hotels & Casinos, Inc., 13s, 2002                 3,625           4,032,813
 Eldorado Resorts LLC, 10.5s, 2006##                     4,455           4,722,300
 Four Seasons Hotels, Inc., 9.125s, 2000##               7,750           7,934,062
 Harrah's Jazz Co., 14.25s, 2001**                       4,950           2,437,875

-------------------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)               Value
----------------------------------------------------------------------------------
Restaurants and Lodging - continued
 Harrahs Operating, Inc., 8.75s, 2000                   $3,500          $3,543,750
 Harvey's Casinos Resorts, 10.625s, 2006                 3,525           3,824,625
 Red Roof Inns, Inc., 9.625s, 2003                       8,260           8,383,900
 Santa Fe Hotel, Inc., 11s, 2000                         4,805           3,219,350
 Station Casinos, Inc., 9.625s, 2003                     4,350           4,393,500
                                                                       -----------
                                                                       $51,799,612
----------------------------------------------------------------------------------
Special Products and Services - 8.2%
 AAF-McQuay, Inc., 8.875s, 2003                         $8,325          $8,158,500
 Buckeye Cellulose Corp., 8.5s, 2005                     2,000           2,010,000
 Howmet Corp., 10s, 2003                                 5,125           5,586,250
 Idex Corp., 9.75s, 2002                                 1,260           1,313,550
 IMO Industries, Inc., 11.75s, 2006                     10,175           9,971,500
 Interlake Corp., 12s, 2001                              5,200           5,720,000
 Interlake Corp., 12.125s, 2002                          9,200           9,614,000
 Interlake Revolver, "B", 5.75s, 1997##                  1,135           1,123,681
 International Knife & Saw, Inc., 11.375s, 2006##        5,360           5,520,800
 K & F Industries, Inc., 10.375s, 2004                   4,500           4,747,500
 Mettler Toledo, Inc., 9.75s, 2006                       1,620           1,701,000
 Motors & Gears, Inc., 10.75s, 2006##                    3,450           3,553,500
 Newflow Corp., 13.25s, 2002                             3,850           4,220,563
 Polymer Group, Inc., 12.25s, 2002                       4,817           5,298,700
 Synthetic Industries, Inc., 12.75s, 2002               11,755          13,018,662
 Wolverine Tube, Inc., 10.125s, 2002                       400             422,000
                                                                       -----------
                                                                       $81,980,206
----------------------------------------------------------------------------------
Steel - 4.2%
 AK Steel Corp., 9.125s, 2006##                         $3,950          $4,038,875
 AK Steel Corp., 10.75s, 2004                              960           1,041,600
 Algoma Steel, Inc., 12.375s, 2005                         675             744,187
 Armco, Inc., 11.375s, 1999                              2,875           3,018,750
 Carbide/Graphite Group, Inc., 11.5s, 2003                 500             545,000
 Commonwealth Aluminum Corp., 10.75s, 2006               7,450           7,785,250
 Kaiser Aluminum & Chemical Corp., 9.875s, 2002          5,550           5,688,750
 Kaiser Aluminum & Chemical Corp., 12.75s, 2003          8,050           8,734,250
 Northwestern Steel & Wire Company, 9.5s, 2001           1,100           1,089,000
 WCI Steel, Inc., 10s, 2004##                            9,750          10,042,500
                                                                       -----------
                                                                       $42,728,162
----------------------------------------------------------------------------------
Stores - 1.6%
 Finlay Enterprises, Inc., 0s, 1s, 2005                $10,750          $9,567,500
 Finlay Fine Jewelry, 10.625s, 2003                      1,000           1,060,000
 Parisian, Inc., 9.875s, 2003                            5,190           5,319,750
                                                                       -----------
                                                                       $15,947,250
----------------------------------------------------------------------------------
Supermarkets - 3.4%
 Carr-Gottstein Foods Co., 12s, 2005                    $1,500          $1,597,500
 Dominick's Finer Foods Inc., 10.875s, 2005              4,425           4,878,562
 Fleming Cos., Inc., 10.625s, 2001                       1,800           1,845,000
 Grand Union Co., 12s, 2004                              4,425           4,436,063
 Jitney Jungle Stores of America, Inc., 12s, 2006        4,765           5,074,725

-------------------------------------------------------------------------------

                                                     Principal Amount
Issuer                                                  (000 Omitted)               Value
-----------------------------------------------------------------------------------------
Supermarkets - continued
 Pathmark Stores, Inc., 9.625s, 2003                           $  700          $  665,000
 Ralph's Grocery Co., 10.45s, 2004                              6,550           6,893,875
 Smiths Food & Drug Centers, 11.25s, 2007                       6,900           7,684,875
 Star Market, Inc., 13s, 2004                                     750             847,500
                                                                              -----------
                                                                              $33,923,100
-----------------------------------------------------------------------------------------
Telecommunications - 17.2%
 American Radio Systems Corp., 9s, 2006                       $10,650         $10,543,500
 Bell Cablemedia PLC, 0s, 2000, 11.875s, 2005                   7,750           6,180,625
 Brooks Fiber Properties, Inc., 0s, 2001, 10.875, 2006          3,300           2,211,000
 Brooks Fiber Properties, Inc., 0s, 2001, 11.875s, 2006##       7,000           4,055,387
 Cablevision Systems Corp., 9.25s, 2005                         6,000           5,932,500
 Charter Communications Southeast L.P., 11.25s, 2006            4,775           5,061,500
 Colt Telecommunications Group PLC, 0s, 2001, 12, 2006          6,800           4,216,000
 Comcast Corp., 9.375s, 2005                                    4,950           5,073,750
 Diamond Cable Communications Corp., 0s, 2000, 11.75s,
  2005                                                          8,450           5,957,250
 Echostar Communications Corp., 0s, 1999, 12.875s, 2004         2,150           1,736,125
 Echostar Satellite Broadcasting Corp., 0s, 2000, 13.125s,
  2004                                                         10,250           7,175,000
 Esat Holdings Limited, 12.5s, 2007##                           2,825           1,596,125
 Falcon Holdings Group, Inc., 11s, 2003#                        6,317           5,875,190
 ICG Holdings, Inc., 0s, 2001, 12.5s, 2006                      8,500           5,567,500
 Intermedia Capital Partners LP, 11.25s, 2006                   5,225           5,512,375
 Jones Intercable, Inc., 9.625s, 2002                           4,050           4,232,250
 Jones Intercable, Inc., 10.5s, 2008                              800             864,000
 Jones Intercable, Inc., 11.5s, 2004                            1,125           1,222,031
 K-III Communications Corp., 10.625s, 2002                      3,305           3,474,381
 Lenfest Communications, Inc., 10.5s, 2006                      9,750          10,261,875
 Marcus Cable Operating Co., 0s, 1999, 13.5s, 2004              4,000           3,300,000
 MFS Communications, Inc., 0s, 2001, 8.875s, 2006              14,450          10,620,750
 Mobile Telecommunication Technologies Corp., 13.5s, 2002       2,765           2,709,700
 Mobilemedia Communications, Inc., 10.5s, 2003                  1,810             244,350
 Mobilemedia Communications, Inc., 9.375s, 2007**               1,200             198,000
 Orion Network Systems, Inc., 11.25s, 2007                      5,000           5,000,000
 Orion Network Systems, Inc., 12.5s, 2007                       3,750           2,206,275
 Paging Network, Inc., 8.875s, 2006                             7,900           7,386,500
 Park Broadcasting, Inc., 11.75s, 2004                          2,503           3,028,630
 ProNet, Inc., 11.875s, 2005                                    1,600           1,488,000
 Rifkin Acquisition Partners, LP, 11.125s, 2006                    50              52,625
 Rogers Cablesystems Ltd., 9.625s, 2002                           750             780,000
 Rogers Cablesystems, Inc., 10.125s, 2012                       5,000           5,200,000
 Sprint Spectrum LP, 11s, 2006                                  6,750           7,256,250
 Sprint Spectrum LP, 0s, 2001, 12.5s, 2006                      4,000           2,680,000
 Sygnet Wireless, Inc., 11.5s, 2006                             5,000           5,162,500
 Teleport Communications Group, Inc., 9.875s, 2006              3,000           3,172,500
 Teleport Communications Group, Inc., 0s, 2001, 11.125s,
 2007, 1s, 2007                                                 9,000           6,165,000

--------------------------------------------------------------------------------

                                                         Principal Amount
Issuer                                                      (000 Omitted)               Value
---------------------------------------------------------------------------------------------
Telecommunications - continued
 Videotron Holdings PLC, 0s, 2000, 11s,2005, 1s, 2005           $   6,850         $ 5,411,500
 Western Wireless Corp., "A", 10.5s, 2007                           3,600           3,739,500
                                                                                 ------------
                                                                                 $172,550,444
---------------------------------------------------------------------------------------------
Transportation - 1.1%
 Central Transport Rental Finance Corp., 9.5s, 2003             $   7,724         $ 7,337,416
 Moran Transportation Co., 11.75s, 2004                             3,500           3,780,000
                                                                                 ------------
                                                                                  $11,117,416
---------------------------------------------------------------------------------------------
Utilities - Electric - 0.5%
 El Paso Electric Co., 8.9s, 2006                               $   2,550         $ 2,663,705
 Kenetech Corp., 12.75s, 2002**                                     2,520           2,570,400
                                                                                 ------------
                                                                                  $ 5,234,105
---------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $852,746,597)                      $878,628,406
---------------------------------------------------------------------------------------------
Convertible Bond - 0.3%
---------------------------------------------------------------------------------------------
Exide Corporation, 2.9s, 2005##
 (Identified Cost, $2,964,500)                                  $   4,900         $ 2,952,250
---------------------------------------------------------------------------------------------
Stocks - 0.8%
---------------------------------------------------------------------------------------------
                                                                   Shares
---------------------------------------------------------------------------------------------
Apparel and Textiles - 0.2%
 Ithaca Industries, Inc.**                                        304,000         $ 2,356,000
---------------------------------------------------------------------------------------------
Building
 Atlantic Gulf Communities Corp., +*                                  690         $     3,363
---------------------------------------------------------------------------------------------
Consumer Goods and Services
 Ranger Industries, Inc., ++*                                     266,768         $    66,692
---------------------------------------------------------------------------------------------
Pollution Control
 Envirosource, Inc., +*                                             1,666         $     3,228
---------------------------------------------------------------------------------------------
Printing and Publishing - 0.1%
 Triton Group Ltd.*                                               588,876         $   441,657
---------------------------------------------------------------------------------------------
Restaurants and Lodging - 0.3%
 Vail Resorts, Inc.                                                85,019         $ 3,230,722
---------------------------------------------------------------------------------------------
Special Products and Services - 0.2%
 Central Transport Rental Group PLC, ADR*                       3,790,771         $ 2,132,309
 IMO Industries, Inc.                                              28,000             101,500
                                                                                 ------------
                                                                                  $ 2,233,809
---------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $16,901,190)                                       $ 8,335,471
---------------------------------------------------------------------------------------------
Preferred Stocks - 5.1%
---------------------------------------------------------------------------------------------
Cablevision Systems Corp., 11.125s (Telecommunications)*           85,893         $ 7,794,790
El Paso Electric Company, 11.4 (Utilities-Electric)#               23,642           2,594,709
K-III Communications Corp., "B", 11.625s
 (Specialty Products and Services)                                 93,526           9,071,992
Renaissance Cosmetics, Inc. (Consumer Goods and Services) +         5,475           5,584,500
Renaissance Cosmetics, Inc. (Consumer Goods and  Services) ##         192              17,088

-------------------------------------------------------------------------------

Issuer                                                             Shares              Value
---------------------------------------------------------------------------------------------
Supermarkets General Holdings Corp., $3.52 Exch.
 (Supermarkets)*                                                     569,098   $   13,658,352
Time Warner, Inc., "K", 10.25s (Entertainment)                        11,699       12,810,405
                                                                               --------------
Total Preferred Stock (Identified Cost, $43,192,821)                           $   51,531,836
---------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.2%
---------------------------------------------------------------------------------------------
Granite Broadcasting Corp., Pfd, 1.938 (Entertainment)
 (Identified Cost, $1,988,688)                                        33,000   $    1,810,875
---------------------------------------------------------------------------------------------
Warrants - 0.1%
---------------------------------------------------------------------------------------------
CHC Helicopter Corp., Warrants*                                       16,000   $        8,000
Crystal Oil Co., $0.075 Warrants*                                  3,954,527                0
Crystal Oil Co., $0.10 Warrants*                                   3,455,042                0
Crystal Oil Co., $0.125 Warrants*                                  4,107,411                0
Crystal Oil Co., $0.15 Warrants*                                   4,041,943                0
Crystal Oil Co., $0.25 Warrants*                                   4,041,943                0
Grand Palais Resorts, Warrants*##                                    111,660                0
Hemmeter Entertainment, Warrants*                                    111,660                0
ICO, Inc. Warrants*                                                  706,250          459,062
Republic Health Corp., Warrants*                                       2,500                0
RXI Holdings, Inc., Warrants*                                          3,500               35
Sam Houston Race Park, Inc., Warrants*                                   481            1,924
Vail Resorts, Inc., Warrants*                                         85,019                0
---------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $399,009)                                     $      469,021
---------------------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
---------------------------------------------------------------------------------------------
                                                            Principal Amount
                                                               (000 Omitted)
                                                             ---------------
Federal Home Loan Mortgage Assn., due 02/06/97                        $3,970   $    3,967,050
Federal Home Loan Mortgage Corp., due 02/10/97                         6,000        5,992,170
Federal Home Loan Mortgage Corp., due 02/03/97                         9,475        9,472,242
Student Loan Marketing Assn., due 03/21/97                             9,950        9,880,748
                                                                               --------------
Total Short-Term Obligations, at Amortized Cost and Value                      $   29,312,210
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $947,505,015)                              $  973,040,069

Other Assets, Less Liabilities - 3.1%                                              31,257,289
=============================================================================================
Net Assets - 100.0%                                                            $1,004,297,358
---------------------------------------------------------------------------------------------

 *Non-income producing security.

**Non-income producing security - in default.

 +Restricted security.

 #Payment-in-kind security.

##SEC Rule 144A restriction.

++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------

January 31, 1997
---------------------------------------------------------------------------------------------------------
Assets:
 Investments, at value -
  Unaffiliated issuers (identified cost, $940,281,096)                                     $  972,973,377
  Affiliated issuer (identified cost, $7,223,919)                                                  66,692
                                                                                            -------------
   Total investments, at value (identified cost, $947,505,015)                             $  973,040,069
 Cash                                                                                              36,207
 Receivable for investments sold                                                               18,112,987
 Receivable for Fund shares sold                                                                8,785,319
 Interest receivable                                                                           19,903,420
 Other assets                                                                                       9,602
                                                                                            -------------
   Total assets                                                                            $1,019,887,604
                                                                                            -------------
Liabilities:
 Distributions payable                                                                     $    2,954,366
 Payable for investments purchased                                                             11,246,809
 Payable for Fund shares reaquired                                                                850,263
 Payable to affiliates -
  Management fee                                                                                    5,314
  Shareholder servicing agent fee                                                                   3,568
  Distribution fee                                                                                  7,078
 Accrued expenses and other liabilities                                                           522,848
                                                                                            -------------
   Total liabilities                                                                       $   15,590,246
                                                                                            -------------
Net assets                                                                                 $1,004,297,358
                                                                                            =============
Net assets consist of:
 Paid-in capital                                                                           $1,251,191,564
 Unrealized appreciation on investments                                                        25,535,054
 Accumulated net realized loss on investments and foreign currency transactions              (274,106,492)
 Accumulated undistributed net investment income                                                1,677,232
                                                                                            -------------
   Total                                                                                   $1,004,297,358
                                                                                            =============
Shares of beneficial interest outstanding                                                    187,692,891
                                                                                            =============
Class A shares:
 Net asset value per share (net assets of $672,197,810 [divided by] 125,638,629 shares of
  beneficial interest outstanding)                                                              $5.35
                                                                                                =====
 Offering price per share (100 [divided by] 95.25)                                              $5.62
                                                                                                =====
Class B shares:
 Net asset value and offering price per share (net assets of $300,822,525 [divided by]
  56,215,947 shares of beneficial interest outstanding)                                         $5.35
                                                                                                =====
Class C shares:
 Net asset value and offering price per share (net assets of $28,216,152 [divided by]
  5,265,960 shares of beneficial interest outstanding)                                          $5.36
                                                                                                =====
Class I shares:
 Net asset value, offering price, and redemption price per share (net assets of
  $3,060,871 [divided by] 572,355 shares of beneficial interest outstanding)                    $5.35
                                                                                                =====


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------

Year Ended January 31, 1997
---------------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                                 $ 91,865,911
  Dividend                                                                      135,769
                                                                            -----------
   Total investment income                                                 $ 92,001,680
                                                                            -----------
 Expenses -
  Management fee                                                           $  4,238,339
  Trustees' compensation                                                         50,757
  Shareholder servicing agent fee (Class A)                                     813,558
  Shareholder servicing agent fee (Class B)                                     574,765
  Shareholder servicing agent fee (Class C)                                      29,004
  Shareholder servicing agent fee                                               109,715
  Distribution and service fee (Class A)                                      1,835,620
  Distribution and service fee (Class B)                                      2,877,823
  Distribution and service fee (Class C)                                        216,394
  Custodian fee                                                                 330,844
  Postage                                                                       172,092
  Auditing fees                                                                  55,975
  Printing                                                                       44,752
  Legal fees                                                                      1,850
  Miscellaneous                                                                 486,168
                                                                            -----------
   Total expenses                                                          $ 11,837,656
  Fees paid indirectly                                                         (254,586)
                                                                            -----------
   Net expenses                                                            $ 11,583,070
                                                                            -----------
    Net investment income                                                  $ 80,418,610
                                                                            -----------
Realized and unrealized gain on investments:
  Net realized gain on investment transactions (identified cost basis)     $  1,477,653
  Change in unrealized appreciation on investments                         $ 18,445,626
                                                                            -----------
    Net realized and unrealized gain on investments                        $ 19,923,279
                                                                            -----------
     Increase in net assets from operations                                $100,341,889
                                                                            ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

Year Ended January 31,                                    1997               1996
---------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                           $   80,418,610     $  75,745,935
 Net realized gain (loss) on investments and
  foreign currency transactions                       1,477,653       (28,300,429)
 Net unrealized gain on investments and
  foreign currency                                   18,445,626        95,491,500
                                                  -------------     -------------
  Increase in net assets from operations         $  100,341,889     $ 142,937,006
                                                  -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)            $  (54,869,246)    $ (50,453,186)
 From net investment income (Class B)               (23,285,081)      (22,802,500)
 From net investment income (Class C)                (1,760,418)         (756,472)
 From net investment income (Class I)                   (21,807)               --
                                                  -------------     -------------
  Total distributions declared to
   shareholders                                  $  (79,936,552)    $ (74,012,158)
                                                  -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                $  487,463,015     $ 435,560,671
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                      44,900,610        42,125,341
 Cost of shares reacquired                         (468,259,801)     (439,675,135)
                                                  -------------     -------------
  Increase in net assets from Fund share
   transactions                                  $   64,103,824     $  38,010,877
                                                  -------------     -------------
   Total increase in net assets                  $   84,509,161     $ 106,935,725
Net assets:
 At beginning of period                             919,788,197       812,852,472
                                                  -------------     -------------
 At end of period (including accumulated
  undistributed (distributions in excess of)
  net investment income of $1,677,232 and
  $(2,736,501), respectively)                    $1,004,297,358     $ 919,788,197
                                                  =============     =============


See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------

Year Ended January 31,                     1997      1996       1995        1994      1993      1992
----------------------------------------------------------------------------------------------------
                                          Class A
                                        ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.24    $ 4.84     $ 5.50      $ 5.11    $ 4.89    $ 3.71
                                         ------    ------     ------      ------    ------    ------
Income (loss) from investment operations# -
 Net investment income[sec]              $ 0.47    $ 0.45     $ 0.44      $ 0.40    $ 0.51    $ 0.56
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.10      0.39      (0.66)       0.48      0.24      1.21
                                         ------    ------     ------      ------    ------    ------
  Total from investment
   operations                            $ 0.57    $ 0.84     $(0.22)     $ 0.88    $ 0.75    $ 1.77
                                         ------    ------     ------      ------    ------    ------
Less distributions declared to shareholders -
 From net investment income              $(0.46)   $(0.44)    $(0.43)     $(0.42)   $(0.51)   $(0.56)
 From net realized gain on
  investments and foreign
  currency transactions                      --        --      (0.01)      (0.07)       --        --
 From paid-in capital                        --        --         --          --     (0.02)    (0.03)
                                         ------    ------     ------      ------    ------    ------
  Total distributions declared to
   shareholders                          $(0.46)   $(0.44)    $(0.44)     $(0.49)   $(0.53)   $(0.59)
                                         ------    ------     ------      ------    ------    ------
Net asset value - end of period          $ 5.35    $ 5.24     $ 4.84      $ 5.50    $ 5.11    $ 4.89
                                         ------    ------     ------      ------    ------    ------
Total return++                           11.52%    17.97%    (3.95)%      18.13%    16.36%    49.64%

Ratios (to average net assets)/
 Supplemental data
 Expenses##                               1.02%     1.00%      0.99%       1.00%     1.03%     1.10%
 Net investment income                    8.92%     8.83%      8.65%       8.22%    10.21%    11.59%
Portfolio turnover                          87%       59%        59%         68%       75%       28%
Net assets, end of period
 (000,000 omitted)                       $  672    $  620     $  524      $  645    $  585    $  556

++Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
 #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 [sec]

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                          1991         1990      1989       1988
------------------------------------------------------------------------------------
                                            Class A
                                        --------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $   4.85      $  6.04      $ 6.17   $  7.11
                                         --------      -------      ------   -------
Income (loss) from investment operations# -
 Net investment income                   $   0.65      $  0.69      $ 0.76   $  0.77
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions             (1.08)       (1.13)      (0.09)    (0.83)
                                         --------      -------      ------   -------
  Total from investment
   operations                            $  (0.43)     $ (0.44)     $ 0.67   $ (0.06)
                                         --------      -------      ------   -------
Less distributions declared to shareholders -
 From net investment income              $  (0.71)     $ (0.75)     $(0.75)  $ (0.87)
 From net realized gain on
  investments and foreign
  currency transactions                        --           --       (0.05)    (0.01)
 From paid-in capital                          --           --        --**       --*
                                         --------      -------      ------   -------
  Total distributions declared to
   shareholders                          $  (0.71)     $ (0.75)     $(0.80)  $ (0.88)
                                         --------      -------      ------   -------
Net asset value - end of period          $   3.71      $  4.85      $ 6.04   $  6.17
                                         --------      -------      ------   -------
Total return++                           (10.99)%      (9.18)%      10.68%   (1.94)%

Ratios (to average net assets)/
 Supplemental data:
 Expenses##                                 1.05%        0.87%       0.87%     0.75%
 Net investment income                     14.97%       12.17%      12.44%    11.49%
Portfolio turnover                            24%          25%         34%       28%
Net assets, end of period
 (000,000 omitted)                       $    380      $   574      $  880    $1,001

++Total returns for Class A shares do not include the applicable sales charge (except for reinvestment of dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.
 #Per share data for the period subsequent to January 31, 1994 is based on average shares outstanding.
 *Includes a per share distribution from paid-in capital of $0.0006.
**Includes a per share distribution from paid-in capital of $0.0004.

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                      1997     1996       1995        1994*
---------------------------------------------------------------------------------
                                           Class B
                                        -----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.24    $ 4.84    $  5.50      $  5.27
                                         ------    ------    -------      -------
Income (loss) from investment operations# -
 Net investment income                   $ 0.43    $ 0.41    $  0.39      $  0.15
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.10      0.39      (0.65)        0.22
                                         ------    ------    -------      -------
  Total from investment
   operations                            $ 0.53    $ 0.80    $ (0.26)     $  0.37
                                         ------    ------    -------      -------
Less distributions declared to shareholders -
 From net investment income              $(0.42)   $(0.40)   $ (0.39)     $ (0.13)
 In excess of net investment income          --        --      (0.01)       (0.01)
                                         ------    ------    -------      -------
  Total distributions declared to
   shareholders                          $(0.42)   $(0.40)   $ (0.40)     $ (0.14)
                                         ------    ------    -------      -------
Net asset value - end of period          $ 5.35    $ 5.24    $  4.84      $  5.50
                                         ------    ------    -------      -------
Total return                             10.66%    16.98%    (4.77)%       20.29%+

Ratios (to average net assets)/
 Supplemental data
 Expenses##                               1.79%     1.85%      1.85%        1.79%+
 Net investment income                    8.13%     7.99%      7.79%        6.94%+
Portfolio turnover                          87%       59%        59%          68%
Net assets, end of period
 (000,000 omitted)                       $  301    $  283    $   286      $   371

 *For the period from the commencement of offering of Class B shares, September 27, 1993 to
  January 31, 1994.
 +Annualized.
 #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

-------------------------------------------------------------------------------

Year Ended January 31,                     1997      1996       1995       1994**     1997***
---------------------------------------------------------------------------------------------
                                         Class C                                      Class I
                                        -----------------------------------------   ---------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 5.25    $ 4.85    $  5.50      $  5.41     $  5.34
                                         ------    ------    -------      -------     -------
Income (loss) from investment operations# -
 Net investment income                   $ 0.43    $ 0.41    $  0.41      $    --     $  0.04
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions            0.11      0.39      (0.66)        0.09        0.01
                                         ------    ------    -------      -------     -------
  Total from investment
   operations                            $ 0.54    $ 0.80    $ (0.25)     $  0.09     $  0.05
                                         ------    ------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income              $(0.43)   $(0.40)   $ (0.39)     $    --     $ (0.04)
 In excess of net investment income          --        --      (0.01)          --          --
                                         ------    ------    -------      -------     -------
  Total distributions declared to
   shareholders                          $(0.43)   $(0.40)   $ (0.40)     $    --     $ (0.04)
                                         ------    ------    -------      -------     -------
Net asset value - end of period          $ 5.36    $ 5.25    $  4.85      $  5.50     $  5.35
                                         ------    ------    -------      -------     -------
Total return                             10.71%    17.03%    (4.51)%       20.94%+      0.91%++

Ratios (to average net assets)/
 Supplemental data:
 Expenses##                               1.72%     1.77%      1.79%        1.36%+      0.59%+
 Net investment income                    8.16%     8.02%      8.01%        5.92%+      8.70%+
Portfolio turnover                          87%       59%        59%          68%         87%
Net assets, end of period
 (000,000 omitted)                       $   28    $   16    $     3      $     1     $     3

 **For the period from the commencement of offering of Class C shares, January 3, 1994 to
   January 31, 1994.
***For the period from the commencement of offering of Class I shares, January 1, 1997 to
   January 31, 1997.
  #Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  +Annualized.
 ++Not annualized.

See notes to financial statements

Notes to Financial Statements


(1) Business and Organization
MFS High Income (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended January 31, 1997, $3,931,675 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for defaulted securities. This change had no effect on the net assets or net asset value per share.

At January 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $267,129,382 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

Year Ending January 31,                                            Amount
-------------------------                                    ------------
1998                                                          $28,299,632
1999                                                           91,805,710
2000                                                           64,105,312
2001                                                           16,884,352
2003                                                           30,373,319
2004                                                           35,661,057
2005                                                              280,544
                                                             ------------
  Total                                                      $267,129,382
                                                             ------------

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C and Class I shares. The four classes of shares differ in their respective, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.19% of average daily net assets and 2.64% of gross income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $15,147 for the year ended January 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $193,347 for the year ended January 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (currently reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $335,369 for the year ended January 31, 1997. Payment of 0.05% of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended January 31, 1997 were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $83,911 and $5,874 for Class B and Class C shares, respectively, for the year ended January 31, 1997. Fees incurred under the distribution plans during the year ended January 31, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1997 were $24,467, $441,696 and $3,591 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of

0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of average daily assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $829,161,143 and $768,212,735, respectively.


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $948,501,730
                                                               =============
Gross unrealized appreciation                                    54,284,000
Gross unrealized depreciation                                   (29,745,661)
                                                               ------------
  Net unrealized appreciation                                  $ 24,538,339
                                                               =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold             52,421,821     $ 275,165,167        43,551,810     $ 222,082,736
Shares issued to
 shareholders in
 reinvestment of
 distributions           6,071,848        31,874,153         5,871,784        30,043,510
Shares reacquired      (51,220,588)     (268,276,630)      (39,142,858)     (200,253,761)
                      ------------     -------------      ------------     -------------
 Net increase            7,273,081     $  38,762,690        10,280,736     $  51,872,485
                      ============     =============      ============     =============


Class B Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold             35,443,924     $ 185,987,481        37,144,640     $ 188,766,014
Shares issued to
 shareholders in
 reinvestment of
 distributions           2,271,608        11,933,444         2,276,017        11,631,868
Shares reacquired      (35,539,089)     (187,014,906)      (44,373,502)     (226,482,750)
                      ------------     -------------      ------------     -------------
 Net increase
 (decrease)              2,176,443     $  10,906,019        (4,952,845)    $ (26,084,868)
                      ============     =============      ============     =============

Class C Shares

                     Year Ended January 31, 1997         Year Ended January 31, 1996
                     -------------------------------     -------------------------------
                            Shares            Amount            Shares            Amount
                     -------------------------------     -------------------------------
Shares sold              4,433,093      $ 23,275,757         4,854,733      $ 24,711,921
Shares issued to
 shareholders in
 reinvestment of
 distributions             203,510         1,071,206            87,659           449,963
Shares reacquired       (2,477,675)      (12,968,265)       (2,541,586)      (12,938,624)
                       -----------      ------------       -----------      ------------
 Net increase            2,158,928      $ 11,378,698         2,400,806      $ 12,223,260
                      ============      ============      ============      ============


Class I Shares

                    Year Ended January 31, 1997*
                    ----------------------------
                       Shares             Amount
                    ---------         ----------
Shares sold          568,279          $3,034,610
Shares issued to
 shareholders in
 reinvestment of
 distributions         4,076              21,807
                    ---------         ----------
Net increase         572,355          $3,056,417
                    ---------         ----------

*For the period from the commencement of offering of Class I shares, January 1, 1997, to January 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1997 was $9,829.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended, January 31, 1997 is set forth on the following page.

                             Beginning       Ending
                                 Share        Share      Dividend      Ending
Affiliate                       Amount       Amount        Income       Value
------------------------------------------------------------------------------
Ranger Industries, Inc.      266,768        266,768        $ --        $66,692

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1997 the Fund owned the following restricted securities (constituting 0.92% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                             Share/Par
                                                                Amount
Description                      Date of Acquisition     (000 Omitted)         Cost          Value
--------------------------------------------------------------------------------------------------
Atlantic Gulf Communities
 Corp.                                9/25/95                  690        $      --      $   3,363
Envirosource, Inc.                    5/15/91                1,666            7,289          3,228
Merrill Lynch Mortgage
 Investors, Inc., 8.142s,
  2023                                6/22/94                4,500        3,119,063      3,622,500
Renaissance Cosmetics, Inc.           8/08/96                5,475        5,458,385      5,584,500
                                                                                         =========
                                                                                        $9,213,591
                                                                                         =========

Independent Auditors' Report


To the Trustees of MFS Series Trust III and Shareholders of
MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (a series of MFS Series Trust III) as of January 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended January 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at January 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 6, 1997

      --------------------------------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds[RegTM]
America's Oldest Mutual Fund Group


The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

Stock
--------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS (R) Capital Growth Fund
MFS (R) Emerging Growth Fund
MFS (R) Gold & Natural Resources Fund
MFS (R) Growth Opportunities Fund
MFS (R) Managed Sectors Fund
MFS (R) OTC Fund
MFS (R) Research Fund
MFS (R) Research Growth and Income Fund
MFS (R) Value Fund

Stock and Bond
--------------------------------------------
MFS (R) Total Return Fund
MFS (R) Utilities Fund

Bond
--------------------------------------------
MFS (R) Bond Fund
MFS (R) Government Mortgage Fund
MFS (R) Government Securities Fund
MFS (R) High Income Fund
MFS (R) Intermediate Income Fund
MFS (R) Strategic Income Fund

Limited Maturity Bond
--------------------------------------------
MFS (R) Government Limited Maturity Fund
MFS (R) Limited Maturity Fund
MFS (R) Municipal Limited Maturity Fund

World
--------------------------------------------
MFS (R)/Foreign & Colonial Emerging
 Markets Equity Fund
MFS (R)/Foreign & Colonial International
 Growth Fund
MFS (R)/Foreign & Colonial International
 Growth and Income Fund
MFS (R) World Asset Allocation Fund(SM)
MFS (R) World Equity Fund
MFS (R) World Governments Fund
MFS (R) World Growth Fund
MFS (R) World Total Return Fund

National Tax-Free Bond
--------------------------------------------
MFS (R) Municipal Bond Fund
MFS (R) Municipal High Income Fund

MFS (R) Municipal Income Fund

State Tax-Free Bond
--------------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Maryland, Massachusetts,
Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee,
Virginia, West Virginia

Money Market
--------------------------------------------
MFS (R) Cash Reserve Fund
MFS (R) Government Money Market Fund
MFS (R) Money Market Fund

MFS (R) High Income Fund


Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood  -  Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt  -  Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

Dalbar Logo

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

COVER

[MFS LOGO]                                                        Annual Report
INVESTMENT MANAGEMENT                                            for Year Ended
                                                               January 31, 1997

MFS (R) High Income Fund

[Picture on Cover of Documents and glasses.]

Learning financial basics the easy way (see page 31)

BACK COVER

MFS (R) High Income
Fund

500 Boylston Street
Boston, MA 02116-3741


DALBAR LOGO #1

Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA

[MFS LOGO]
INVESTMENT MANAGEMENT
We invented the mutual fund (SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MHI-2-3/97/72M         16/216

                                         PROSPECTUS
MFS(R) MUNICIPAL                         June 1, 1997
HIGH INCOME FUND                         Class A Shares of Beneficial Interest
(A member of the MFS Family of Funds(R)) Class B Shares of Beneficial Interest

-------------------------------------------------------------------------------
                                                                           Page

1. Expense Summary ..................................................        2
2. The Fund .........................................................        3
3. Condensed Financial Information ..................................        4
4. Investment Objective and Policies ................................        5
5. Investment Techniques ............................................        6

6. Additional Risk Factors ..........................................       10
7. Management of the Fund ...........................................       11
8. Information Concerning Shares of the Fund ........................       12
       Purchases ....................................................       12
       Exchanges ....................................................       17
       Redemptions and Repurchases ..................................       18
       Distribution Plan ............................................       20
       Distributions ................................................       21
       Tax Status ...................................................       21
       Net Asset Value ..............................................       22
       Description of Shares, Voting Rights and Liabilities .........       22
       Performance Information ......................................       22
9. Shareholder Services .............................................       23

       Appendix A ...................................................      A-1
       Appendix B ...................................................      B-1
       Appendix C ...................................................      C-1
       Appendix D ...................................................      D-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS MUNICIPAL HIGH INCOME FUND        500 Boylston Street,     Boston, MA 02116
                                 (617) 954-5000

The investment objective of MFS Municipal High Income Fund (the "Fund") is to provide high current income exempt from federal income taxes. The Fund seeks to achieve this objective by investing its assets primarily in municipal bonds and notes which may be of medium and lower quality (see "Investment Objective and Policies"). The Fund is a non-diversified series of MFS Series Trust III (the "Trust"), an open-end investment company.

THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER-RATED MUNICIPAL BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS -- LOWER RATED MUNICIPAL BONDS").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated June 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 25 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.
  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                                CLASS A          CLASS B
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
      percentage of offering price) ........................................     4.75%            0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of original purchase or redemption proceeds, as
      applicable) ..........................................................  See Below(1)        4.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ........................................................    0.67 %           0.67 %
    Rule 12b-1 Fees ........................................................    0.00 %           0.88 %(2)
    Other Expenses(3) ......................................................    0.275%           0.275%
                                                                                -----            -----
    Total Operating Expenses ...............................................    0.945%           1.825%

----------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a Contingent Deferred Sales Charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.

(2) The Fund has adopted a distribution plan for its Class B shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Distribution expenses paid under the Plan with respect to Class B shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                        CLASS A                 CLASS B
------                        ----------     -----------------------
                                                                (1)
 1 year ..................     $ 57             $ 59           $ 19
 3 years .................       76               87             57
 5 years .................       97              119             99
10 years .................      158              191(2)         191(2)


------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of the Prospectus:
(i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1977. The Trust presently consists of two series, each of which represents a portfolio with separate investment policies. Two classes of shares of the Fund are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans). Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after 6 years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. The Fund buys securities (primarily municipal bonds and notes that may be in the medium or lower rating categories or may be unrated, the interest on which is exempt from federal income tax) for its portfolio.

In June 1985, the Trust's Board of Trustees decided to terminate sales of Fund shares, other than to the Fund's shareholders, because the Fund had attained optimal size for management purposes. The Board of Trustees voted to re-open the Fund for sales to new shareholders for the period from March 1, 1989 to the close of business on March 23, 1989. During such period the Fund's net assets increased by approximately $109 million as a result of such additional investments. The Board of Trustees voted again to re-open the Fund for sales to new shareholders for the period from February 6, 1990 to the close of business on February 7, 1990. During such period, the Fund's net assets increased by approximately $205 million as a result of such additional investments. On February 28, 1990, the sale of Fund shares to existing shareholders (other than through the reinvestment of dividends and capital gains of the Fund) was terminated. On November 5, 1990, Fund shares were made available for sale to existing shareholders only. Upon a vote by the Board of Trustees, the Fund was again reopened for sales to new shareholders for one day, June 3, 1994. During such day, the Fund's net assets increased by approximately $189 million as a result of such additional investments. On August 5, 1996, Class A shares and Class B shares of the Fund became available for sale to new shareholders.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of the Fund and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the Fund's portfolio from day to day in accordance with the investment objective and policies of the Fund. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at their net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.


                                                       FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED JANUARY 31,
                                                          -----------------------------------------------------------------------
                                                          1997        1996        1995        1994       1993      1992     1991
                                                          ----        ----        ----        -----      ----      -----    -----
                                                          CLASS A
                                                          -------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ..............     $ 9.12      $ 8.60      $ 9.38      $ 9.26     $ 9.22    $ 9.09   $ 9.45
                                                           -----       -----       -----       -----      -----    ------   ------
Income from investment operations# --
  Net investment income .............................     $ 0.61      $ 0.61      $ 0.64      $ 0.77     $ 0.73    $ 0.73   $ 0.74
  Net realized and unrealized gain (loss)
    on investments ..................................      (0.36)       0.59       (0.75)       0.05       0.06      0.17    (0.32)
                                                          ------      ------      ------      ------     ------    ------   ------
    Total from investment operations ................     $ 0.25      $ 1.20      $(0.11)     $ 0.82     $ 0.79    $ 0.90   $ 0.42
                                                          ------      ------      ------      ------     ------    ------   ------
Less distributions declared to shareholders --
  From net investment income ........................     $(0.64)     $(0.68)     $(0.67)     $(0.70)    $(0.75)   $(0.77)   $(0.78)
  From net realized gain on investments .............        --          --          --          --         --        --       --
  From paid-in capital ..............................        --          --          --          --         --        --       --
                                                          ------      ------      ------      ------     ------    ------    -----
    Total distributions declared to shareholders          $(0.64)     $(0.68)     $(0.67)     $(0.70)    $(0.75)   $(0.77)   $(0.78)
                                                          ------      ------      ------      ------     ------    ------    ------
Net asset value -- end of period ....................     $ 8.73      $ 9.12      $ 8.60      $ 9.38     $ 9.26    $ 9.22    $ 9.09
                                                          ======      ======      ======      ======     ======    ======    ======
Total return(+) .....................................      2.87%      13.92%      (1.04)%      9.19%      9.02%   10.34%      4.65%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ........................................      0.93%       0.93%       1.04%       1.10%      1.00%     1.03%    1.05%
  Net investment income .............................      6.96%       6.83%       7.27%       7.15%      7.95%     7.96%    8.17+%
PORTFOLIO TURNOVER ..................................        17%         20%         32%         18%        10%       21%      41%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........    $988,178  $1,009,031    $920,043    $809,957   $731,968  $648,043 $638,185

   #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

                                                                                   YEAR ENDED JANUARY 31,
                                                          -----------------------------------------------------------------------
                                                          1990        1989        1988        1997       1996      1995     1994*
                                                          ----        ----        ----        -----      ----      -----    -----
                                                          CLASS A                                       CLASS B
                                                          -------                                       -------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ..............     $ 9.55      $ 9.68      $10.38      $ 9.12     $ 8.60    $ 9.38   $ 9.40
                                                           -----       -----       -----       -----      -----    ------   ------
Income from investment operations# --
  Net investment income .............................     $ 0.85      $ 0.88      $ 0.84      $ 0.52     $ 0.52    $ 0.57   $ 0.32
  Net realized and unrealized gain (loss)
    on investments ..................................      (0.09)      (0.12)      (0.67)      (0.35)      0.59     (0.78)   (0.14)
                                                          ------      ------      ------      ------     ------    ------   ------
    Total from investment operations ................     $ 0.76      $ 0.76      $ 0.17      $ 0.17     $ 1.11    $(0.21)  $  0.18
                                                          ------      ------      ------      ------     ------    ------   ------
Less distributions declared to shareholders --
  From net investment income ........................     $(0.81)     $(0.82)     $(0.84)     $(0.55)    $(0.59)   $(0.57)   $(0.20)
  From net realized gain on investments .............      (0.04)      (0.07)      (0.03)        --         --        --       --
  From paid-in capital ..............................      (0.01)        --          --          --         --        --       --
                                                          ------      ------      ------      ------     ------    ------    -----
    Total distributions  declared to shareholders         $(0.86)     $(0.89)     $(0.87)     $(0.55)    $(0.59)   $(0.57)   $(0.20)
                                                          ------      ------      ------      ------     ------    ------    ------
Net asset value -- end of period ....................     $ 9.45      $ 9.55      $ 9.68      $ 8.74     $ 9.12    $ 8.60    $ 9.38
                                                          ======      ======      ======      ======     ======    ======    ======
Total return(+) .....................................      8.24%       8.32%       1.87%       1.96%     12.78%   (2.13)%     1.89%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ........................................      1.02%       0.65%       1.03%       1.86%      1.91%     2.10%    2.04%+
  Net investment income .............................      8.90%       9.27%       8.54%       6.00%      5.84%     6.32%    5.43+%
PORTFOLIO TURNOVER ..................................        21%         23%         16%         17%        20%       32%      18%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........    $485,037    $325,044    $349,655    $125,971    $77,808   $55,675       $1


   *For the period from the commencement of offering of Class B shares,
    September 7, 1993 to January 31, 1994.
   #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
   +Annualized.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

(++)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.


4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide high current income exempt from federal income taxes. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds" or "tax-exempt securities"). The interest income on certain of these obligations may be subject to an alternative minimum tax, which is considered to be tax-exempt for purposes of the 80% test described above. Under normal circumstances, the Fund will invest at least 65% of its total assets in tax-exempt securities which offer a current yield above that generally available on tax-exempt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). For a comparison of yields on Municipal Bonds and taxable securities, see Appendix B to this Prospectus, for a general discussion on Municipal Bonds and their rating categories, see Appendix C, and for a chart showing the Fund's fixed income securities broken down by rating category, see Appendix D. The Fund may invest up to 100% of its net assets in these lower-rated securities. Such high risk securities generally involve greater volatility of price and greater risk of nonpayment of principal and interest (including the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. See "Additional Risk Factors -- Lower-Rated Municipal Bonds" below. However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. Also, any income earned on portfolio securities would be reduced by the expenses of the Fund before it is distributed to shareholders.

The value of the tax-exempt securities that the Fund intends to purchase may be less sensitive to market factors than other securities; however, they may be more sensitive to changes in the perception of the credit quality of such securities, or of similar types of securities or of securities issued within the same geographical region. Changes in the value of securities subsequent to their acquisition will not affect income or yields to maturity of the Fund's portfolio securities but will be reflected in the net asset value of the shares of the Fund. In order to preserve or enhance the value of its investments, the Fund may, on occasion, make additional capital expenditures beyond the initial cost of an investment. The Fund will seek to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The net asset value of the shares of an open-end investment company, such as the Fund, which invests primarily in fixed income tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.


When the Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions or at times when yield spreads are narrow and the higher yields do not justify the increased risk or if acceptable quantities of higher yielding securities are unavailable, the Fund may either invest in tax-exempt securities in the higher rating categories of recognized rating agencies (that is, ratings of A or higher by Moody's Investors Service, Inc., ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or comparable unrated tax-exempt securities) or in cash or cash equivalent short-term obligations of similar quality (i.e., with ratings equivalent to A or better by Moody's, S&P, Fitch or Duff & Phelps or comparable unrated tax-exempt securities) including, but not limited to, short-term municipal obligations, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. From time to time, a portion of the Fund's distributions will be taxable to shareholders (e.g., distributions of income from taxable obligations, from capital gains, from transactions in certain Municipal Bonds purchased at market discount and from certain other transactions).


The Fund may invest in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may be located in the same geographic area, or may pay interest on their obligations from revenue of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities. This may make the Fund more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases.

The Fund reserves the right to invest more than 25% of its assets in industrial revenue bonds, including industrial revenue bonds issued for hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies and life care facilities. See the SAI for a discussion of the risks which these investments might entail. Certain of the bonds issued for these purposes provide financing for construction or rehabilitation of facilities as described above. As such they are susceptible to various construction related risks, including labor costs and environmental, zoning and site development considerations, as well as the ability of contractors to perform within time and cost constraints.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. See "Information Concerning Shares of the Fund -- Tax Status" below for the effect of current federal tax law on this exemption.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

ZERO COUPON BONDS: Municipal Bonds in which the Fund may invest also include zero coupon bonds. Zero coupon bonds are debt obligations which are issued at a significant discount from face value and do not require the periodic payment of interest. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Because of the higher rates of return, such investments are regarded by the Fund as consistent with its investment objective.

INVERSE FLOATING RATE OBLIGATIONS: The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds, or other obligations or certificates relating thereto structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax exempt obligations.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

"WHEN-ISSUED" SECURITIES: Some tax-exempt securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date, usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited as to the amount of tax-exempt securities for which it has such commitments, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately while awaiting delivery of securities purchased on such bases, the Fund will normally invest in short-term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer-term securities; however, the Fund also may invest in longer-term securities. It is the intention of the Fund that these investments will usually be in securities the interest on which is exempt from federal income tax.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e. principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

OPTIONS ON SECURITIES: The Fund intends to write (sell) "covered" put and call options on fixed income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by the Fund give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund, for example, when it owns the underlying securities, and put options are "covered" by the Fund, for example, when it has established a segregated account of liquid assets which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). Such transactions generate additional premium income but also include greater risk.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions.

The Fund may also purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

The Fund intends to write and purchase options on securities for hedging purposes and also in an effort to increase current income, which involves greater risk. Options on securities that are written or purchased by the Fund will be traded on U.S. exchanges and over-the-counter.

The Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities giving the purchaser the right to purchase the securities at a fixed price, up to a stated time in the future, or in some cases, on a future date.

In addition, the Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option conveying to the holder of the warrant the right, but not the obligation, to purchase a fixed income security of a specific description (from the issuer) on a certain date or dates (the exercise date) at a fixed exercise price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts on fixed income securities or indices of such securities, including Municipal Bond indices and any other indices of fixed income securities which may become available for trading ("Futures Contracts"). The Fund may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). These instruments will be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the hedging transactions and may realize a loss. Such transactions may also be entered into for non-hedging purposes to the extent permitted by applicable law, which involves greater risk and may result in losses which are not offset by gains on other portfolio assets.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options on securities or on Futures Contracts, if as a result, more than 5% of its total assets would be invested in such options.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. exchanges.

PORTFOLIO TRADING: The Fund intends to engage in portfolio trading rather than holding all portfolio securities to maturity. In trading portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc., (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the portfolio transactions of the Fund. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Trading" in the Fund's SAI.


                               ----------------

The investment objective and policies of the Fund described above may be changed without shareholder approval.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. Except as otherwise indicated, the Fund's specific investment restrictions listed in the SAI may be changed without the approval of the shareholders of the Fund unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  ADDITIONAL RISK FACTORS


LOWER-RATED MUNICIPAL BONDS: Tax-exempt securities offering the high current income sought by the Fund are ordinarily in the medium and lower rating categories of recognized rating agencies or are unrated and, therefore, generally are high risk securities involving greater volatility of price (especially during periods of economic uncertainty or change) and risk of principal (including the possibility of default by or bankruptcy of the issuers of such securities) and income than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. No minimum rating is required by the Fund. In particular, securities rated BBB by S&P, Fitch or Duff & Phelps or Baa by Moody's or comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Municipal Bonds. Securities rated lower than BBB by S&P, Fitch or Duff & Phelps or Baa by Moody's or comparable unrated securities (high risk securities) are considered speculative. While such high risk securities may have some quality and protective characteristics, they can be expected to be outweighed by large uncertainties or major risk exposures to adverse conditions. These Municipal Bonds will be affected by the market's perception of their credit quality, economic changes and the outlook for economic growth to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Medium and lower-rated Municipal Bonds are also affected by changes in interest rates, as noted in "Investment Objective and Policies" above. Furthermore, an economic downturn may result in a higher incidence of defaults by issuers of these securities. During certain periods, the higher yields on the Fund's lower-rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal.


In addition, medium and lower-rated or unrated tax-exempt securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. Furthermore, the liquidity of these securities may be affected by the market's perception of the issuer's credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher grade tax-exempt securities. This consideration may also have the effect of limiting the availability of such securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company investing in primarily higher quality bonds. With respect to those municipal bonds and notes which are not rated by a major rating agency, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such bonds and notes were rated. In evaluating the creditworthiness of an issuer, whether rated or unrated, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

The Adviser will attempt to reduce the risks of investing in medium or lower-rated or unrated tax-exempt securities to the greatest extent practicable through portfolio management techniques (see the SAI) and through the use of credit analysis and Futures Contracts.


OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Although the Fund will enter into certain transactions in options, Futures Contracts and Options on Futures Contracts for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a further description of options, Futures Contracts and Options on Futures Contracts, and a discussion of the risks related to transactions therein. Transactions entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.


Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market, while Futures Contracts and Options on Futures Contracts may be entered into on U.S. commodities exchanges regulated by the CFTC. Over-the-counter transactions involve certain risks which may not be present in exchange-traded transactions.

Gains recognized from options and futures transactions engaged in by the Fund are taxable to shareholders upon distribution.

NON-DIVERSIFICATION: The Fund has registered as a "non-diversified" investment company as that term is defined by the 1940 Act, but intends to qualify as a "regulated investment company" ("RIC") for federal tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the obligations of one issuer, at the close of each quarter of its taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the obligations of a single issuer. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

For the above reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher tax-exempt yields.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993, as amended. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Cynthia M. Brown, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since 1993 and has been employed as a portfolio manager by the Adviser since 1984. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.30% of the first $1.3 billion of the Fund's average daily net asset value and 0.25% of the amount in excess of $1.3 billion plus 4.75% of the Fund's gross income (i.e., income other than from the sale of securities), in each case on an annualized basis for the Fund's then-current fiscal year.

For the Fund's fiscal year ended January 31, 1997, MFS received management fees under the Fund's Investment Advisory Agreement of $7,154,011, (equivalent on an annualized basis to 0.67% of the Fund's average daily net assets).

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $55.5 billion on behalf of approximately 2.4 million investor accounts as of April 30, 1997. As of such date, the MFS organization managed approximately $6.1 billion of assets in municipal bond securities and approximately $20.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Donald A. Stewart, John D. McNeil and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is a Senior Executive Vice President and the Secretary of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President of the Trust. Joan S. Batchelder, Cynthia M. Brown, Robert J. Manning, Bernard Scozzafava, James T. Swanson, W. Thomas London, James O. Yost, Ellen Moynihan, Stephen E. Cavan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. ("Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A and Class B shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A and B shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------      ----------       -----------------
Less than $100,000 .........................................................       4.75%             4.99%               4.00%
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

       COMMISSION PAID
            BY MFD
          TO DEALERS             CUMULATIVE PURCHASE AMOUNT
       ----------------          --------------------------
          1.00%            On the first $2,000,000, plus
          0.80%            Over $2,000,000 to $3,000,000, plus
          0.50%            Over $3,000,000 to $50,000,000, plus
          0.25%            Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption as follows:

                     YEAR OF                                                            CONTINGENT
                    REDEMPTION                                                        DEFERRED SALES
                  AFTER PURCHASE                                                          CHARGE
                  --------------                                                      --------------
             First .............................................................            4%
             Second ............................................................            4%
             Third .............................................................            3%
             Fourth ............................................................            3%
             Fifth .............................................................            2%
             Sixth .............................................................            1%
             Seventh and following .............................................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan applicable to Class B shares. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases - Contingent Deferred Sales Charge" below for further discussion of the CDSC.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.


    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a handheld calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                           ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.


EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectuses of the other MFS Funds into which an exchange is made, and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class B shares pursuant to
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its Class B shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

    SERVICE FEES. The Distribution Plan for Class B shares provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the Class B shares annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Class B shares. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class B shares owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Class B shares as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to the Class B shares. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class B distribution and service fees for its current fiscal year are equal to 0.88% per annum. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to declare daily and pay substantially all of its net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period in order to provide more stable periodic distributions. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. Reinvestments (net of any tax withholding) will be made in additional full and fractional shares at the net asset value in effect at the close of business on the last business day of the month. (See "Tax Status" and "Shareholder Services -- Distribution Options" below.) Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.

The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. The Fund expects that dividends paid to shareholders from interest on Municipal Obligations will be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from capital gains, from investments in taxable securities, and from certain other transactions (including options and futures transactions) will be taxable to the shareholders, whether the distribution is paid in cash or reinvested in additional shares.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax, and certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal individual and corporate alternative minimum tax. All exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Depending on the nature of the distribution and the residence of the shareholder, certain Fund distributions may be subject to state and local income taxes. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion exempt from federal taxes as "exempt-interest dividends," the portion, if any, that is a tax preference item under the federal alternative minimum tax, the portion, if any, taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes, but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions of net capital gains or net short-term capital gains will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD prior to the close of business on that day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of two series of the Trust, has two classes of shares which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and ratification of selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Rule 12b-1 plan (in the case of Class B shares) or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares of the Fund are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class would be entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omission insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate, tax-equivalent yield and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Any yield and tax-equivalent yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield and tax-equivalent yield reflect only net portfolio income allocable to a class as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate, tax-equivalent yield and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended January 31, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year each shareholder will receive income tax information regarding the tax status of all reportable dividends and distributions for that year.

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) of dividends and capital gain distributions will be made in additional full and fractional shares of the same class of shares of the Fund at the net asset value in effect at the close of business on the record date. Dividends and capital gains distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request for an option change must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13- month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of distributions of dividends and capital gains from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of any other MFS Fund, if shares of such Fund are available for sale (without any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for shares of the same class of shares of the other MFS Funds under the Automatic Exchange Plan if such shares are available for sale. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchase through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases.

                           ------------------------


The SAI, dated June 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Trust and the Fund including, but not limited to, information related to (i) investment objective, policies and restrictions, (ii) the Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate yield, tax-equivalent yield and total rate of return quotations of the Fund, (v) the Distribution Plan and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

  I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

      In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

      1.  DIVIDEND REINVESTMENT

          * Shares acquired through dividend or capital gain reinvestment; and

          * Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

      2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

          * Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

      3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:


          * Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

          * Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;


          * Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

          * Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

          * Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


          * Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


      4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

          * Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

      5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

          INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

          * Death or disability of the IRA owner.

          SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


          * Death, disability or retirement of 401(a) or ESP Plan participant;

          * Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


          * Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);


          * Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

          * Tax-free return of excess 401(a) or ESP Plan contributions;

          * To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

          * Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


          SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


          * Death or disability of SRO Plan participant.


      6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

          * To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

          * From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

 II.  WAIVERS OF CLASS A SALES CHARGES

          In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares is waived:

      1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

          * Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

      2.  WRAP ACCOUNT INVESTMENTS


          * Shares acquired by investments through certain dealers which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.


      3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

          * Shares acquired by insurance company separate accounts.

      4.  RETIREMENT PLANS

          ADMINISTRATIVE SERVICES ARRANGEMENTS

        * Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

          REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

          * Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

         Shares redeemed on account of distributions made under the following circumstances:

          IRA'S

          * Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          * Tax-free returns of excess IRA contributions.

          401(a) PLANS


          * Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


          * Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

          ESP PLANS AND SRO PLANS


          * Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


III.  WAIVERS OF CLASS B SALES CHARGES

          In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

      1.  SYSTEMATIC WITHDRAWAL PLAN

          * Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

      2.  DEATH OF OWNER

          * Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

      3.  DISABILITY OF OWNER

          * Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

      4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

          IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


          * Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


          SALARY REDUCTION ON SIMPLIFIED EMPLOYEE REDUCTION PLANS ("SAR-SEP PLANS")

          * Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

          * Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B
                        TAXABLE EQUIVALENT YIELD TABLE
              (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 1997)

    The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 1997. (Such yields may differ under the laws applicable to subsequent years.) Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns.

     SINGLE RETURN           JOINT RETURN        INCOME                                TAX-EXEMPT YIELD
-----------------------  --------------------     TAX       ----------------------------------------------------------------------
              (TAXABLE INCOME)*                 BRACKET**        3%          4%          5%          6%          7%          8%
---------------------------------------------  ------------  ----------------------------------------------------------------------
         1997                    1997                                               EQUIVALENT TAXABLE YIELD
         ----                    ----
$      0-$ 24,650        $      0-$ 41,200         0.15%        3.53%       4.71%       5.88%       7.06%       8.24%       9.41%
$ 24,650-$ 59,750        $ 41,200-$ 99,600         0.28         4.17        5.56        6.94        8.33        9.72       11.11
$ 59,750-$124,650        $ 99,600-$151,750         0.31         4.35        5.80        7.25        8.70       10.14       11.59
$124,650-$271,050        $151,750-$271,050         0.36         4.69        6.25        7.81        9.38       10.94       12.50
$271,050 & Over          $271,050 & Over          0.396         4.97        6.62        8.28        9.93       11.59       13.25


 *Net amount subject to Federal personal income tax after deductions and exemptions.
**Effective federal tax bracket.

                                                                    APPENDIX C
                        DESCRIPTION OF MUNICIPAL BONDS

    Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies as exempt from federal income taxes. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Municipal Bonds also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the underlying property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the staff of the SEC has advised investment companies to adopt and follow procedures for determining whether municipal lease securities purchased are liquid and for monitoring the liquidity of municipal lease securities held in such company's portfolio. The Board of Trustees has adopted such procedures and has delegated to the Adviser the authority to make determinations on the liquidity of municipal lease securities in accordance with the procedures. The procedures require that the Adviser use a number of factors in calculating the liquidity of a municipal lease security, including, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security and other factors which the Adviser may deem relevant. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

    The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

                    DESCRIPTION OF MUNICIPAL BOND RATINGS

    The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                      STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating catgegory is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

D: Bonds rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payment is jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeble future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in immiment default in payment of interest or principal.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be indadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

                       DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                    APPENDIX D

                         PORTFOLIO COMPOSITION CHART


                        MFS MUNICIPAL HIGH INCOME FUND
                               JANUARY 31, 1997

    The table below shows the percentages of the Fund's assets at January 31, 1997 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for securities not rated by S&P) and Fitch (provided only for securities not rated by S&P or Moody's) and Duff & Phelps (provided only for securities not rated by S&P, Moody's or Fitch) and in unrated securities determined by MFS to be of comparable quality. For a split rated issue, the S&P rating is used, and when an S&P rating is unavailable, secondary sources are selected in the following order: Moody's, Fitch, and Duff & Phelps.

                                                                           UNRATED
                                                                        SECURITIES OF
                                           COMPILED                      COMPARABLE
             RATING                         RATINGS                        QUALITY                         TOTAL
             ------                         -------                     -------------                      -----
      AAA/Aaa                                11.9%                          1.71%                         13.61%
      AA/Aa                                  7.01%                          0.27%                          7.28%
      A/A                                    2.15%                          1.55%                          3.70%
      BBB/Baa                               14.66%                          4.43%                         19.09%
      BB/Ba                                  9.56%                         24.33%                         33.89%
      B/B                                    2.63%                         10.83%                         13.46%
      CCC/Caa                                0.00%                          7.71%                          7.71%
      CC/Ca                                  0.00%                          0.00%                          0.00%
      C/C                                    0.00%                          0.46%                          0.46%
      D                                      0.00%                          0.31%                          0.31%
                                                                                                          -----
        TOTAL                               47.91%                         51.60%                         99.51%



    The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116



[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) MUNICIPAL HIGH
INCOME FUND
500 Boylston Street
Boston, MA 02116
                                                         MMH-1-6/97/80M 25/225




[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



MFS(R) MUNICIPAL HIGH
INCOME FUND
Prospectus


June 1, 1997

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL                            STATEMENT OF
HIGH INCOME FUND                            ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))    June 1, 1997
------------------------------------------------------------------------------
                                                                          Page
 1.  Definitions ...................................................         2
 2.  Investment Objective, Policies and Restrictions ...............         2
 3.  Management of the Fund ........................................         9
        Trustees ...................................................         9
        Officers ...................................................         9
        Trustee Compensation Table .................................        10
        Investment Adviser .........................................        10
        Administrator ..............................................        11
        Custodian ..................................................        11
        Shareholder Servicing Agent ................................        11
        Distributor ................................................        11
 4.  Portfolio Transactions and Brokerage Commissions ..............        12
 5.  Shareholder Services ..........................................        12
        Investment and Withdrawal Programs .........................        12
        Exchange Privilege .........................................        14
 6.  Tax Status ....................................................        15
 7.  Determination of Net Asset Value and Performance ..............        16
 8.  Distribution Plan .............................................        18
 9.  Description of Shares, Voting Rights and Liabilities ..........        19
10.  Independent Auditors and Financial Statements .................        20
     Appendix A -- Performance Information .........................       A-1


MFS MUNICIPAL HIGH INCOME FUND
A Series of MFS Series Trust III
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time, (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated June 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                        -- MFS(R) Municipal High Income Fund,
                                    a series of MFS Series Trust III
                                    (the "Trust"), a Massachusetts
                                    business trust. The Trust was
                                    previously known as Massachusetts
                                    Financial High Income Trust until
                                    its name was changed on August 20,
                                    1993. The Fund is the successor to
                                    MFS High Yield Municipal Bond Fund
                                    which was reorganized as a series
                                    of the Trust on September 7, 1993.

   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.


   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    June 1, 1997, as amended or
                                    supplemented from time to time.


2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide high current income exempt from federal income taxes. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds" or "tax-exempt securities"). Under normal circumstances, the Fund will invest at least 65% of its total assets in tax-exempt securities which offer a current yield above that generally available on tax-exempt securities in the three highest rating categories of the recognized rating agencies (commonly known as "junk bonds" if rated below the four highest categories of recognized rating agencies). Such high risk securities generally involve greater volatility of price and greater risk of nonpayment of principal and interest (including the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. Also, any income earned on portfolio securities would be reduced by the Fund's expenses before it is distributed to shareholders.

The Fund may invest in a relatively high percentage of municipal bonds issued by entities having similar characteristics. The issuers may be located in the same geographic area, or may pay their interest obligations from revenue of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities. This may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases.

The Fund reserves the right to invest more than 25% of its assets in industrial revenue bonds such as industrial revenue bonds issued for electric utility systems, multi-family housing, health care facilities, and steel companies. Industrial revenue bonds are issued by various state and local agencies to finance various projects. These investments might entail risks as described below.

Electric utility systems face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Healthcare facilities include lifecare facilities, nursing homes and hospitals. Lifecare facilities and nursing homes are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance lifecare facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to forecast inflationary cost pressures accurately weighs importantly in this process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial projects. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.


RESTRICTED SECURITIES: The Fund may invest in restricted securities of companies which the Adviser believes have significant growth potential. These securities are subject to legal or contractual restrictions on resale. Consequently, there is no public trading market for these securities and market quotations are not readily available. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. The Fund may not invest more than 15% of its net assets in restricted securities (as described in the Fund's investment restrictions) (restricted securities the Board of Trustees has determined are liquid are not included in this amount). See "Investment Objective, Policies and Restrictions -- Investment Restrictions."


REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against a borrower. In purchasing loans, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loans for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain or loss would not be tax-exempt.


INVERSE FLOATING RATE OBLIGATIONS: The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds or certificates structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically ranging from thirty-five days to one year. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between the entire amount of interest paid by the issuer on all of the debt and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short-term obligation and link the two obligations in order to create long-term fixed-rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large (or more if the inverse instrument is issued in principal amount greater than the principal amount of the short-term piece) as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS: The Fund intends to write covered put and call options and purchase put and call options on fixed income securities that are traded on U.S. securities exchanges and over-the-counter. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the expiration of the option.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise options purchased in order to realize any profit or maintain options written until exercise or expiration. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions (i.e., the Fund may purchase a security and then write a call option against that security). The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The Fund may also purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option that provides the holder with the right, but not the obligation, to purchase from an issuer a fixed income security with a specified par value, coupon, and maturity at a fixed exercise price on a specified date or between specified dates. Typically, the fixed income securities that are deliverable pursuant to the warrant will be noncallable securities. Warrants may be issued as entirely separate securities or they may be attached to, but subsequently detachable from, a fixed income security of the same issuer.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage (the "SEC illiquidity ceiling") of the Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Fund will treat all or a portion of the formula price as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

The Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities giving the purchaser the right to purchase the securities at a fixed price, up to a stated time in the future or, in some cases, on a future date. The Fund may purchase detachable call options either in connection with its purchase of the underlying municipal securities or in separate transactions unrelated to purchases of the underlying municipal securities. In general, however, the Fund will only purchase detachable call options that are issued at the same time as the underlying municipal securities. The Fund may or may not purchase the underlying municipal securities. Because detachable call options may be long term instruments, their value could be subject to greater volatility and, if the Fund seeks to sell an option it has purchased, it could sustain a loss of all or a portion of the amount paid to purchase the option. In this regard, detachable call options have only recently been introduced and there is not yet an established market for the sale of such instruments. In addition, depending on changes in the value of the underlying municipal security, it may not be profitable for the Fund to exercise an option it has purchased. In that event, the Fund will lose the amount of the purchase price paid for the option.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on municipal bond or other financial indices, including any index of fixed income securities, as such contracts become available for trading ("Futures Contracts"). A "sale" of a Futures Contract means a contractual obligation to deliver the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities called for by the contract at a specified price in a fixed delivery month or, in the case of a Futures Contract on an index of securities, to make or receive a cash settlement. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets include the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Futures Contracts are traded on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to a Futures Contract based on fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

A Futures Contract based on an index of securities, such as a municipal bond index Futures Contract, provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically.

Although Futures Contracts call for the actual delivery of securities or, in the case of Futures Contracts based on an index, the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.


One purpose of the purchase or sale of a Futures Contract entered into for hedging purposes, in the case of a portfolio such as that of the Fund, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.


Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.


In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund may also enter into transactions in Futures Contracts for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes and for non-hedging purposes, to the extent permitted by applicable law. An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Such Options on Futures Contracts will be traded on contract markets regulated by the CFTC. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying debt securities. As with the purchase of Futures Contracts, when the Fund is not fully invested, it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives, less related transaction costs. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The writer of an Option on a Futures Contract is subject to the requirement of initial and variation margin payments.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the security, or securities included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.


The purchase of a put Option on a Futures Contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund will purchase a put Option on a Futures Contract to hedge the Fund's portfolio against the risk of rising interest rates.

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs, although in order to realize a profit it may be necessary to exercise the option and close out the underlying Futures Contract. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Various additional risks exist with respect to the trading of options and futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation, while the trading of options also entails the risk of imperfect correlation between securities used to cover options written and the securities underlying such options. The anticipated spread between the prices may be distorted because of various factors, which are set forth under "Futures Contracts" above. The Fund may also enter into transactions in such instruments for non-hedging purposes, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

The Fund's ability to engage in options and futures strategies will also depend on the availability of liquid markets in such instruments. "Options" above sets forth certain reasons why a liquid secondary market may not exist.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits" established by exchanges which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no clearing house performance guarantees. In addition, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
                               ----------------

The investment objective and policies described above and the policies with respect to portfolio management described below may be changed without shareholder approval.

PORTFOLIO MANAGEMENT: Although in many cases the Fund will hold securities (particularly, those which are unrated or which are in the medium and lower rating categories) until maturity, the Fund intends to manage its portfolio by buying and selling securities to the fullest extent practicable.

In managing its portfolio, the Fund seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

    (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

    (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the shares of the Fund (which means the lesser of (i) more than 50% of its outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy):

The Fund may not:

    (1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its assets, except as a temporary measure for extraordinary or emergency purposes (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options on fixed income securities, Futures Contracts and Options on Futures Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with options on fixed income securities, Futures Contracts and Options on Futures Contracts;

    (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities and Futures Contracts;

    (4) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

    (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except Futures Contracts and Options on Futures Contracts) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

    (6) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

    (7) issue any senior security (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; and

    (8) make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days.

As a matter of non-fundamental policy, the Fund may not knowingly invest in securities (other than repurchase agreements), which are subject to legal or contractual restrictions on resale unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 15% of the Fund's net assets (taken at market value) would be so invested.

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

  STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes, the Fund will not, as a matter of operating policy, (i) invest more than 5% of its total assets at the time of investment in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, (ii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, (all taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, or (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund, and provided further, that the Fund shall not purchase securities issued by any open-end investment company. These policies are not fundamental and may be changed by the Fund without shareholder approval in response to changes in the various state and federal requirements.

Except for investment restriction (1) above, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  MANAGEMENT OF THE FUND
The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years (their titles may have varied during that period).


TRUSTEES
A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President and Director

ELAINE R. SMITH (born 4/25/46)
Independent consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (from August 1990 to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (Investment Adviser), Chairman and Director;
  Eastern Enterprises, Director
Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
JOAN S. BATCHELDER,* Vice President (born 4/12/44)
Massachusetts Financial Services Company, Senior Vice President

CYNTHIA M. BROWN,* Vice President (born 6/27/57)
Massachusetts Financial Services Company, Senior Vice President

ROBERT J. MANNING,* Vice President (born 10/20/63)
Massachusetts Financial Services Company, Senior Vice President

BERNARD SCOZZAFAVA,* Vice President (born 1/28/61)
Massachusetts Financial Services Company, Vice President

JAMES T. SWANSON,* Vice President (born 6/12/49)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September,
  1996); Deloitte & Touch LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March, 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)


----------
*"Interested persons" (as defined in the Investment Company Act of 1940 (the
 "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $3,250 per year plus $165 per meeting and $130 per committee meeting attended, together with such Trustees' out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                     RETIREMENT
                                      BENEFIT                  TOTAL TRUSTEE
                                     ACCRUED AS    ESTIMATED   FEES FROM FUND
                      TRUSTEE FEES  PART OF FUND CREDITED YEARS   AND FUND
TRUSTEE               FROM FUND(1)   EXPENSE(1)  OF SERVICE(2)   COMPLEX(3)
-----------------------------------------------------------------------------
Richard B. Bailey       $5,325        $1,230            8        $247,168
A. Keith Brodkin         --0--         --0--          N/A          --0--
Peter G. Harwood         5,845           815            5         105,995
J. Atwood Ives           5,455         1,290           17          98,750
Lawrence T. Perera       5,420         2,535           24          98,310
William J. Poorvu        5,680         2,706           24         102,840
Charles W. Schmidt       5,845         2,629           17         105,995
Arnold D. Scott          --0--         --0--          N/A          --0--
Jeffrey L. Shames        --0--         --0--          N/A          --0--
David B. Stone           5,975         1,944           11         108,710
Elaine R. Smith          5,845         1,314           27         105,995
------------
(1) For fiscal year ended January 31, 1997.
(2) Based on normal retirement age of 73.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.1 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.4 billion).

         ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                            YEARS OF SERVICE

                          ----------------------------------------------------
   AVERAGE TRUSTEE FEES         3            5            7       10 OR MORE
--------------------------------------------------------------------------------
         $4,793               $719        $1,198       $1,677       $2,396
          5,149                772         1,287        1,802        2,574
          5,505                826         1,376        1,927        2,752
          5,861                879         1,465        2,051        2,930
          6,217                932         1,554        2,176        3,108
          6,573                986         1,643        2,300        3,286
------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of April 30, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, FL was the record owner of approximately 14.68% of the total outstanding Class A shares of the Fund, and was the record owner of approximately 31.22% of the total outstanding Class B shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, under the Advisory Agreement, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.30% of the first $1.3 billion of the Fund's average daily net asset value and 0.25% of the amount in excess of $1.3 billion plus 4.75% of the Fund's gross income (i.e., income other than gains from the sale of securities), in each case on an annualized basis, for the Fund's then-current fiscal year.

For the Fund's fiscal years ended January 31, 1995, 1996 and 1997, management fees amounted to $6,385,098, $6,996,766 and $7,154,011, equivalent on an annualized basis to 0.67%, 0.67% and 0.67%, respectively, of the Fund's daily net assets. In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expense, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: Trustee fees discussed above, governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements to shareholders and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund's shares; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, for the fiscal year ended January 31, 1997, see "Statement of Operations" in the Fund's Annual Report to shareholders incorporated by reference into this SAI.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the investments of the Fund, effecting the portfolio transactions of the Fund and, in general, administering the affairs of the Fund.

The Advisory Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the shares of the Fund (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if assigned and may be terminated without penalty by vote of a majority of the shares of the Fund (as defined in "Investment Restrictions") or by either party to the Advisory Agreement on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS". The Advisory Agreement further provides that MFS may render services to others and may permit fund clients in addition to the Fund to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and trust accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions, and the keeping of records in connection with the issuance, transfer and redemption of the shares of each class of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"), with the Trust. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD. Prior to that date, MFS served as the Fund's principal underwriter pursuant to a distribution agreement, dated January 18, 1984, with the Fund's predecessor. Except for the periods from March 1, 1989 to the close of business on March 23, 1989, February 6, 1990 to the close of business on February 7, 1990, and on June 3, 1994 only shareholders of the Fund have been permitted to purchase additional Fund shares since June, 1985. As of the close of business on February 28, 1990, through November 4, 1990, shares of the Fund were also not available for sale to existing shareholders (except through the reinvestment of dividends and capital gains of the Fund). On August 5, 1996, Class A shares and Class B shares of the Fund became available for sale to new shareholders.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife, and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).


If shares of the Fund are made available for sale, Class A shares may be sold at their net asset value to certain persons or in certain circumstances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund to dealers. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).


GENERAL: Neither MFD nor dealers are permitted to delay the placement of orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the Fund's fiscal year ended January 31, 1997, gross sales charges on sales of Class A shares of the Fund amounted to $3,806,205, of which $667,359 was retained by MFD and $3,138,846 by dealers, banks and certain other financial institutions. The Fund received $151,098,464, representing the aggregate net asset value of such shares. For the Fund's fiscal year ended January 31, 1996, gross sales charges on sales of Class A shares of the Fund amounted to $3,940,592, of which $670,957 was retained by MFD and $3,269,635 by dealers, banks and certain other financial institutions. The Fund received $145,062,665, representing the aggregate net asset value of such shares. For the Fund's fiscal year ended January 31, 1995, gross sales charges on sales of Class A shares of the Fund amounted to $9,569,708, of which $1,576,774 was retained by MFD and $7,992,934 by dealers, banks and certain other financial institutions. The Fund received $288,599,775, representing the aggregate net asset value of such shares.

For the Fund's fiscal years ended January 31, 1997, 1996 and 1995 the CDSC imposed on redemption of Class A shares was $23,523, $61,548 and $-0-, respectively. For the Fund's fiscal years ended January 31, 1997, 1996 and 1995, the CDSC imposed on redemption of Class B shares was $190,546, $196,890 and $57,796, respectively.


The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by a portfolio committee consisting of employees of the Adviser who are appointed and supervised by its senior officers. Changes in the investments of the Fund are reviewed by its Board of Trustees. Members of the Fund's portfolio committee may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in portfolio security transactions for the Fund is execution at the most favorable prices. The Adviser has complete freedom as to the markets in which, and the broker-dealers through which, it seeks this result. Municipal Bonds and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the most favorable price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or who have sold shares of funds for which MFS serves as investment adviser. At present no arrangements to recapture commission payments are in effect.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Fund's prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36- month period, in the cases of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund at net asset value pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity purchases. For example, if a shareholder owns shares valued at $75,000 and purchases $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of such fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business of the payable date for distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other MFS fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) to the extent necessary, any "Free Amount"; (ii) any "Reinvested Shares"; (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect as of the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all of its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar group; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds, if available for sale, under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares of the Fund are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the exchange privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid; however, only shareholders who are also shareholders of the Fund may reinvest their proceeds in the Fund (if available for sale). In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase for Class B shares (or within 12 months of the initial purchase of certain Class A shares), a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) record keeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds who are shareholders of the Fund (except holders of shares of MFS Money Market Fund, MFS Government Market Fund, and Class A shares of the Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for Class A shares of the Fund. subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such withholders by the MFS Fixed Fund.

Any state income tax advantages for investment in state-specific shares of each series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).


6.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of the shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt- interest dividends received from the Fund on their federal income tax returns.

The Fund may also recognize some net investment income that is not tax-exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the non exempt-interest dividends and capital gain distributions they receive from the Fund; however, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. That portion of net investment income distributions not designated as tax-exempt and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes, without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders. Any investment in zero coupon securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. Federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction.

The Fund is also required in certain circumstances to apply backup withholding of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt- interest dividend which represents interest received by a regulated investment company on its holdings of tax-exempt securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt- interest dividends under applicable state and local law.


7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the day on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by pricing service, which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Positions in listed options, Futures Contracts and Options on Futures Contracts will normally be valued at the closing settlement price on the exchange on which they are primarily traded. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, unless the Board of Trustees determines that this does not constitute fair value. Positions in over-the-counter options will be valued using dealer supplied valuations. Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 4.75%), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and
(ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from January 1, 1987 to December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield, tax-equivalent yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields, tax-equivalent yields and total rates of return should be considered when comparing the yield, tax- equivalent yield and total rate of return of the Fund to yields, tax- equivalent yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value of shares of the Fund as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expenses of that class for the period, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. The yield calculation for Class B shares assumes no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

TAX-EQUIVALENT YIELD: The Fund's tax-equivalent yield for each class is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the yield for that class. In calculating tax-equivalent yield, the Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes. Tax-equivalent yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

MFS FIRSTS: MFS has a long history of innovations.


       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.


       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure
                 Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to Class B shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund attributable to Class B shares. Such an increase may reduce the Fund's Class B expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.


SERVICE FEES: Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time). Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended January 31, 1997, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASS OF SHARES                      BY FUND        BY MFD       BY DEALERS
---------------                      -------        ------       ----------
Class B Shares                      $773,776       $676,670        $97,106

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Class B shares of the Fund (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and Class B shares. The Trust's other series also issues Class C shares and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to its shareholders. The Trust reserves the right to create and issue additional classes or series of shares, in which case the shares of each class or series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of section 16(c) of the 1940 Act. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the shares of the Trust or by an instrument in writing without a meeting signed by a majority of Trustees and consented to by more than 50% of the shares of the Fund. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and Statement of Assets and Liabilities at January 31, 1997, the Statement of Operations for the year ended January 31, 1997, the Statement of Changes in Net Assets for each of the two years in the period ended January 31, 1997, the Notes to the Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A


                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                      PERFORMANCE RESULTS -- CLASS A SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                      VALUE OF                  VALUE OF                 VALUE OF
                                  INITIAL $10,000              CAP. GAIN                REINVESTED                  TOTAL
            DATE                     INVESTMENT              DISTRIBUTIONS               DIVIDENDS                  VALUE
           ------                     -------                    ------                    -----                     --
          12/31/87                     $8,788                     $ 29                    $   713                  $ 9,530
          12/31/88                      8,733                      106                      1,560                   10,399
          12/31/89                      8,834                      162                      2,513                   11,509
          12/31/90                      8,376                      153                      3,343                   11,872
          12/31/91                      8,504                      156                      4,453                   13,113
          12/31/92                      8,458                      155                      5,549                   14,162
          12/31/93                      8,605                      157                      6,777                   15,539
          12/31/94                      7,743                      142                      7,201                   15,086
          12/31/95                      8,366                      153                      9,009                   17,528
          12/31/96                      8,110                      148                     10,001                   18,259

------------
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended January 31, 1997.

                                                                                                 TAX EQUIVALENT
                                                                                                  30-DAY YIELD
                                                                         ACTUAL                   (WITHOUT ANY
                                                                         30-DAY     30-DAY        WAIVERS)-TAX
                                       AVERAGE ANNUAL TOTAL RETURNS       YIELD      YIELD         BRACKETS:
                                       ----------------------------    (INCLUDING  (WITHOUT   -------------------   CURRENT
                                                              LIFE OF      ANY        ANY                         DISTRIBUTION
                                       1 YEAR      5 YEAR      FUND     WAIVERS)   WAIVERS)      28%        31%       RATE
                                       ------      ------      ----     --------   --------      ---        ---       ----

Class A Shares with sales charge ....  -1.96%       5.63%      6.13%       N/A       6.40%      8.89%      9.28%      6.92%
Class A Shares without sales charge .   2.87%       6.66%      6.65%       N/A        N/A        N/A        N/A        N/A
Class B Shares with CDSC ............  -1.87%       5.65%(1)   6.29%(1)    N/A        N/A        N/A        N/A        N/A
Class B Shares without CDSC .........   1.96%       5.95%(1)   6.29%(1)    N/A       5.64%      7.83%      8.17%      6.26%

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for
    Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116




MFS(R)
MUNICIPAL HIGH
INCOME FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


                                                     MMH-13-6/97/525    25/225

[LOGO] M F S(SM)                                          Annual Report
INVESTMENT MANAGEMENT                                    for Year Ended
                                                       January 31, 1997

--------------------------------------------------------------------------------
MFS(R) MUNICIPAL HIGH INCOME FUND
--------------------------------------------------------------------------------




[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 2
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Portfolio of Investments ................................................... 8
Financial Statements .......................................................21
Notes to Financial Statements ..............................................27
Independent Auditors' Report ...............................................32
Trustees and Officers ......................................................33

    HIGHLIGHTS

    o FOR THE YEAR ENDED JANUARY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.87%, WHILE CLASS B SHARES RETURNED 1.96%.

    o SINCE THE FUND WAS REOPENED TO NEW INVESTORS IN AUGUST, MONEY HAS BEEN COMING INTO THE FUND AT A NET RATE OF APPROXIMATELY $10 MILLION PER MONTH, A COMFORTABLE PLAN THAT HAS LET US KEEP UP WITH SUPPLY.

    o THE SECOND HALF OF 1996 BROUGHT A HEFTY SUPPLY OF NEW ISSUES, AS A STRONG AND RELATIVELY STABLE ECONOMY GAVE MANY NEW ISSUERS ACCESS TO THE HIGH-INCOME MARKET.

    o AN IMPROVING ECONOMY HAS ALSO BENEFITED MANY LOCAL AND STATE GOVERNMENTS, GIVING THEM INCREASED SALES AND INCOME TAX REVENUES, WHICH HAS HELPED THEIR BALANCE SHEETS AND THEIR ABILITY TO MEET DEBT PAYMENTS.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Chairman Alan Greenspan in late 1996 and in February of this year created some uncertainty over the Federal Reserve Board's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President
    February 12, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Cynthia M. Brown]
    Cynthia M. Brown

For the year ended January 31, 1997, Class A shares of the Fund provided a total return of 2.87%, while Class B shares returned 1.96%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 3.84% return for the Lehman Brothers Municipal Bond Index (the Lehman Index). While the Fund underperformed the Lehman Index over the same period, it is important to note that this is an unmanaged index of investment-grade municipal bonds rated "Baa" or higher, while the Fund primarily invests in lower-quality municipal issues rated "Baa" or below or which are unrated.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?

A. The lower-rated securities in which we invest have high coupon rates relative to the market. This is consistent with the Fund's investment objective of providing a high level of current tax-exempt income through generally lower-rated or unrated securities. However, while these securities are generally less price sensitive in a volatile interest rate environment and provide less price fluctuation during these periods, in a falling interest rate environment this coupon structure could cause the Fund's performance to lag somewhat.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?

A. Volatility was very high because of concerns over inflation, and the market continued to receive conflicting economic signals while hoping to find some direction, either up or down. At the beginning of 1996, interest rates on long-term Treasuries hovered at around 6%, then climbed as high as 7.20% before declining to 6.50% by the end of the year. Meanwhile, demand for tax-exempt funds was anemic because of concerns over the many different flat-tax proposals spun prior to the election. Although major tax-reform talk has faded from the front pages of the newspapers, investor interest in tax-exempt fixed-income products has not been renewed. The fixed-income markets in general are competing with the strong returns of the equity market.

Q. AND WHAT ABOUT THE MUNICIPAL HIGH-INCOME ENVIRONMENT? HAS IT SEEN ANY MAJOR DEVELOPMENTS?

A. The second half of the year brought a hefty supply of new issues, which is why the Fund was reopened to new investors. A strong and relatively stable economy helped give many of these new issues access to the high-income market because of their financial viability in this economic environment.

Q. WE HAD A FEW HIGHLY PUBLICIZED MUNICIPAL DEFAULTS A FEW YEARS AGO. WHAT'S THE DEFAULT PICTURE LOOK LIKE NOW?

A. The cities of Miami and Washington, D.C. remain in difficult financial straits and the outcome for these cities is still uncertain at this time. However, with the overall improvement in the economy, many local and state budgets have seen the benefits of increased sales and income tax revenues. As a result, several issuers have improved their balance sheets, as well as their ability to meet their debt payments. For example, airline and airport debt is more highly valued today due to strong earnings and increased passenger load.

Q. YOU MENTIONED THAT THE FUND WAS REOPENED TO NEW INVESTORS. THIS HAPPENED ON AUGUST 5, 1996. WHY WAS THE FUND REOPENED AND WHY DID YOU DECIDE TO OPEN IT AT THAT PARTICULAR TIME?

A. The supply of what we regard as bonds that are appropriate to our objective had increased and could be purchased without dilution to existing shareholders. We believe the Fund benefits from an injection of new money because it helps us to be a continual participant in new issues and to stay involved in this market.

Q. SINCE THEN, HAS THE NEW MONEY BEEN COMING IN AT A COMFORTABLE PACE, RELATIVE TO THE INVESTMENT OPPORTUNITIES AVAILABLE?

A. Money has been coming into the Fund at a net rate of approximately $10 million per month. This has been a very comfortable flow and has let us keep up with supply, even though the fourth quarter of 1996 was the heaviest period for new issues on record.

Q. WOULD YOU CONSIDER CLOSING THE FUND AGAIN?

A. If the amount of new money coming into the Fund exceeds what we believe are the number of suitable investments available for us to purchase, we would consider closing the Fund again. We might also consider closing the Fund if interest rates were to drop very dramatically and very quickly -- which we see as very unlikely -- thereby having a dilutive effect on the Fund's income.

Q. HAVE SOME SEGMENTS OF THE HIGH-YIELD BOND MARKETS PERFORMED AS WELL AS OR BETTER THAN YOU EXPECTED?

A. The corporate-backed bonds in the portfolio, such as those issued by the airline industry, have done very well. However, we will monitor our corporate-backed holdings in the event of any sustained economic slowdown. We believe we are late into the economic expansion cycle and that profits for many corporations have peaked. At the same time, single-family mortgage revenue bonds have held up very well against the bond market's volatility. Because of the zigzagging of interest rates, mortgage pre-payments have been low, keeping the risk of calls, or early redemptions, down as well.

Q. NOW, WHAT ABOUT SOME SEGMENTS OF THIS MARKET, OR PARTICULAR HOLDINGS, THAT MAY NOT HAVE PERFORMED AS WELL AS YOU EXPECTED?

A. The one area would be the paper industry. Despite the good economy, paper prices started to decline toward the end of 1995 and have yet to rebound. This has been one of the longest periods of depressed paper prices in recent history. One of our holdings, Maryland Energy Financing Administration Solid Waste Disposal, has been affected by this sustained downturn in paper prices. We expect paper prices to remain soft through 1997, which is one reason we cut our exposure to this industry by 50% in 1996.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. Because of investor worries about inflation, higher-yielding, higher-coupon bonds have been in great demand, thereby causing spreads, or yield differentials, to narrow relative to investment-grade bonds. We will continue to monitor this spread relationship and will avoid situations where we do not believe we are being adequately compensated for any added risk resulting from the narrowing of spreads.

Respectfully,

/s/ Cynthia M. Brown
    Cynthia M. Brown
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   CYNTHIA M. BROWN BEGAN HER CAREER AT MFS IN 1984 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF BOSTON UNIVERSITY, SHE WAS NAMED INVESTMENT OFFICER IN 1986, ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1994. IN ADDITION TO MANAGING MFS(R) MUNICIPAL HIGH INCOME FUND, SHE OVERSEES MFS(R) MUNICIPAL INCOME TRUST. MS. BROWN IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS GROUP.

FUND FACTS

STRATEGY:                  THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH
                           CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES BY
                           INVESTING PRIMARILY IN DEBT SECURITIES, THE INTEREST
                           ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     FEBRUARY 24, 1984

SIZE:                      $1.1 BILLION IN NET ASSETS AS OF JANUARY 31, 1997


PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Municipal High Income Fund-Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended January 31, 1997)

               MFS                 Lehman         Consumer
               Municipal           Brothers       Price
               High Income         Municipal      Index -
Date           Fund - Class A      Bond Index     U.S.
----           --------------      ----------     --------
2/92            9525.0             10000.0        10000.0
1/93           10384.0             10983.0        10326.0
1/94           11339.0             12330.0        10587.0
1/95           11221.0             11891.0        10883.0
1/96           12783.0             13681.0        11174.0
1/97           13151.0             14207.0        11484.0


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended January 31, 1997)

               MFS                 Lehman         Consumer
               Municipal           Brothers       Price
               High Income         Municipal      Index -
Date           Fund - Class A      Bond Index     U.S.
----           --------------      ----------     --------
2/87            9523.0             10000.0        10000.0
1/89           10406.0             10888.0        11078.0
1/91           11787.0             12102.0        13076.0
1/93           14179.0             12821.0        15928.0
1/95           15322.0             13513.0        17245.0
1/97           17956.0             14259.0        20603.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                           1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class A)
  including 4.75% sales charge                                             -1.96%         +3.37%         +5.63%         +6.13%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class A)
  at net asset value                                                       +2.87%         +5.07%         +6.66%         +6.65%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B) with CDSC                         -1.87%         +3.15%         +5.65%         +6.29%
--------------------------------------------------------------------------------------------------------------------------------
MFS Municipal High Income Fund (Class B) without CDSC                      +1.96%         +4.02%         +5.95%         +6.29%
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index+                                      +3.84%         +4.83%         +7.28%         +7.50%
--------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*+                                                     +2.77%         +2.75%         +2.81%         +3.61%
--------------------------------------------------------------------------------------------------------------------------------
*The Consumer Price Index measures the cost of living (inflation) and is published by the U.S. Bureau of Labor Statistics.
+Source: CDA/Wiesenberger.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class B shares, have higher annual fees and expenses than Class A shares.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance, including the CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

LARGEST SECTORS

Municipal Bonds          98.0%
Short Term Obligations    1.8%
Other                     0.2%


   TAX FORM SUMMARY

   In January 1997, a Tax Form Summary was mailed to shareholders reporting the federal tax status of all distributions paid during the calendar year 1996.

   For federal income tax purposes, approximately 99.2% of the total dividends paid by the Fund from net investment income during the year ended January 31, 1997, is designated as an exempt-interest dividend.

PORTFOLIO OF INVESTMENTS - January 31, 1997

Municipal Bonds - 98.0%
----------------------------------------------------------------------------------------------
                                                          Principal Amount
Issuer                                                       (000 Omitted)               Value
----------------------------------------------------------------------------------------------
General Obligation - 2.3%
  Cook County, IL, (Markham), 9s, 2012                            $  2,685      $    2,865,029
  Jefferson County, OH, 7.125s, 2019                                 8,660           9,142,882
  New York City, NY, 6.125s, 2025                                    5,000           4,931,050
  New York City, NY, 6.875s, 2003                                    1,000           1,078,090
  New York City, NY, 7.1s, 2011                                      1,000           1,075,080
  New York City, NY, 7s, 2022                                        1,700           1,854,700
  Texas Veteran Housing Assistance Program, 7s, 2025                 1,330           1,411,968
  Virgin Islands Public Financing Authority, 7.25s, 2018             2,000           2,126,220
  West Warwick, RI, 7.3s, 2008                                         200             211,428
  West Warwick, RI, 7.45s, 2013                                        570             591,301
                                                                                --------------
                                                                                $   25,287,748
----------------------------------------------------------------------------------------------
State and Local Appropriation - 0.6%
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                    $  2,500      $    2,585,975
  South Tucson, AZ, Municipal Property Corp., 8.75s, 2010              865             932,928
  Troy, NY, Certificates of Participation,
    Recreational Facilities Rev., 9.75s, 2010*(+)                    2,715             271,500
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1997                                         70              70,380
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1998                                         75              76,659
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 1999                                         80              82,204
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2000                                         85              87,357
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                                         95              97,336
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                                        115             117,574
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                        130             132,291
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2004                                        150             152,663
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2005                                        165             167,534
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2010                                        235             238,027
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2011                                        250             252,603
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2013                                        290             292,305
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2015                                        335             337,663
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2016                                        360             362,862
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2017                                        390             393,100
                                                                                --------------
                                                                                $    6,650,961
----------------------------------------------------------------------------------------------
Airlines - 7.1%
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.5s, 2018                  $  4,500      $    4,929,615
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.4s, 2018                     2,680           2,904,129
  Chicago, IL, O'Hare International Airport, Special
    Facilites Rev. (United Airlines), 8.85s, 2018                    5,965           6,710,088
  Cleveland, OH, Airport Special Facilities Rev.
    (United Airlines), 9s, 2019                                      9,120           9,899,304
  Dallas-Fort Worth, TX, International Airport
    Facility Improvement Corp. (Delta), 7.625s, 2021                 4,500           4,863,600
  Denver, CO, City & County Airport Rev.
    (United Airlines), 6.875s, 2032                                  7,130           7,361,725
  Hillsborough County, FL, Aviation Authority Rev.
    (USAir), 8.6s, 2022                                              4,255           4,639,141
  Kenton County, KY, Airport Board Special
    Facilities (Delta Airlines), 7.5s, 2020                         16,570          17,892,783
  Tulsa, OK, Municipal Airport Trust Rev.
    (American Airlines), 7.6s, 2030                                 14,210          15,252,730
  Tulsa, OK, Municipal Airport Trust Rev.
    (American Airlines), 7.375s, 2020                                4,000           4,252,920
                                                                                --------------
                                                                                $   78,706,035
----------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.8%
  Denver, CO, City & County Airport Rev., 8.75s, 2023             $  5,770      $    6,808,715
  Denver, CO, City & County Airport Rev., 8.5s, 2023                 2,950           3,374,210
  Denver, CO, City & County Airport Rev., 8s, 2025                   1,140           1,284,449
  Denver, CO, City & County Airport Rev., 8.875s, 2012               5,000           5,926,450
  Denver, CO, City & County Airport Rev., 7.75s, 2021                2,050           2,263,918
                                                                                --------------
                                                                                $   19,657,742
----------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 7.5%
  Clark County, NV (Nevada Power), FGIC, 6.7s, 2022               $  4,000      $    4,226,400
  Midland, MI, Environmental Development Authority,
    9.5s, 2009                                                       4,500           4,908,645
  Montana Board of Investment Resources Recovery
    Rev. (Yellowstone Energy), 7s, 2019                             10,495          10,188,021
  Municipal Electric Authority, GA, Project #1,
    0s, AMBAC, 7.903s, 2022(++)                                      9,900          10,173,042
  New Jersey Economic Development Authority
    (Vineland Cogeneration), 7.875s, 2019                            3,000           3,237,570
  New York Research and Development Authority,
    Electrical Facilities Rev. (Consolidated
    Edison), AMBAC, 7.5s, 2026                                       4,750           5,130,997
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island
    Lighting), 7.15s, 2022                                           6,050           6,487,052
  New York Research and Development Authority,
    Electrical Facilities Rev. (Long Island
    Lighting), 7.15s, 2019                                           1,650           1,769,196
  Ohio Water Development Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                                   4,700           5,093,813
  Palm Beach County, FL, Solid Waste Development,
    6.95s, 2022                                                      7,650           6,528,663
  Palm Beach County, FL, Solid Waste Development,
    6.85s, 2014                                                      3,000           2,593,290
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                   5,000           4,924,400
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                          10,000          10,427,600
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.812s, 2012(++)                1,350           1,404,932
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                            2,500           2,770,725
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 8s, 2024                            4,000           4,287,120
                                                                                --------------
                                                                                $   84,151,466
----------------------------------------------------------------------------------------------
Health Care Revenue - 16.1%
  Arkansas Development Finance Authority, Economic
    Development Rev., 10.8s, 2018                                 $    955      $      996,886
  Bell County, TX, Health Facilities Authority
    (Kings Daughters Hospital), 9.25s, 2008                          1,200           1,307,352
  Bell County, TX, Health Facilities Authority
    (Living Tech), 10.5s, 2018                                       2,870           2,296,000
  Bell County, TX, Health Facilities Authority
    (Living Tech), 10.5s, 2018                                       2,365           1,892,000
  Berlin, MD, Hospital Rev. (Atlantic General
    Hospital), 8.375s, 2022                                          1,360           1,407,002
  Brevard County, FL, Health Facilities Authority
    (Beverly Enterprises), 10s, 2010                                 1,350           1,493,383
  Cambria County, PA, Industrial Development
    Authority (Beverly Enterprises), 10s, 2012                       1,140           1,427,098
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                                     6,300           6,381,396
  Chester County, PA, Industrial Development
    Authority (RHA/PA Nursing Home, Inc.), 10.125s, 2019             1,958           2,034,186
  Colorado Health Facilities Authority Rev.
    (Gericare/Denver), 10.5s, 2019*                                  5,000           3,443,750
  Colorado Health Retirement Facilities (Liberty
    Heights), 0s, 2024                                              29,295           4,613,084
  Colorado Health Retirement Facilities (Liberty
    Heights), 0s, 2022                                               6,850           1,234,233
  Connecticut Health & Educational Facilities
    (Johnson Evergreen), 8.5s, 2014                                  1,350           1,444,932
  Daphne, AL, Special Care Facilities Financing
    Authority (Westminster Village), 8.25s, 2026+                   12,500          10,821,625
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                       960           1,021,613
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2019                                          1,750           1,819,370
  Doylestown, PA, Hospital Authority (Doylestown
    Hospital), 7.2s, 2023                                            2,200           2,266,968
  Fairfax, Fauquier & Loudoun Counties, VA, Health
    Center Commission, Nursing Home Rev., 9s, 2020                   1,885           1,972,916
  Grand Junction, CO, Hospital Rev. (Community
    Hospital), 6.9s, 2017                                            2,900           2,684,617
  Hobbs County, NM, Health Facilities Rev.
    (Nemecal Associates), 9.625s, 2014                               1,725           1,821,289
  Illinois Health Facilities Rev. (Memorial
    Hospital-Woodstock), 7.25s, 2022                                 1,500           1,580,535
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent), 7s, 2022                                  1,000           1,043,850
  Jacksonville, FL, Industrial Development Rev.
    (Beverly Enterprises), 0s, 9.75s, 2011                             945           1,028,992
  Jefferson County, KY, Health Facilities Rev.
    (Beverly Enterprises), 10.125s, 2008                             2,200           2,393,424
  Jenks Township, PA, Municipal Authority Rev.,
    8s, 2018                                                         4,545           4,514,503
  Kansas City, MO, Industrial Development Authority,
    Retirement Facilities (Kingswood), 9s, 2013                      5,250           5,717,460
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                   900           1,006,218
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                       1,428             538,735
  Luzerne County, PA, Industrial Development
    Authority (Beverly Enterprises), 10.125s, 2008                   1,275           1,402,143
  Martin County, FL, Industrial Development
    Authority (Beverly Enterprises), 9.8s, 2010                      2,750           2,995,135
  Massachusetts Health & Education Facilities
    Authority (Fairview Extended Care Facility),
    10.25s, 2021                                                     3,000           3,391,080
  Massachusetts Health & Education Facilities
    Authority (St. Memorial Medical Center), 6s, 2023                5,640           4,757,848
  Massachusetts Health & Education Facilities
    Authority Rev. (St. Anne's Hospital), 9.375s, 2014               5,000           4,981,350
  Massachusetts Industrial Finance Agency (GF
    Revere), 8.875s, 2025                                            7,780           8,138,813
  Massachusetts Industrial Finance Agency
    (Glenmeadow Retirement Community), 8.375s, 2018                  2,300           2,281,761
  Massachusetts Industrial Finance Agency
    (Glenmeadow Retirement Community), 8.625s, 2026                  3,520           3,534,608
  Massachusetts Industrial Finance Agency (Martha's
    Vineyard Long-Term Care Facility), 9.25s, 2022*                  3,410           2,412,575
  Michigan Strategic Fund Ltd., Obligation Rev.
    (River Valley Recovery Center), 12.875s, 2015                    1,020           1,049,951
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                     2,480           2,625,998
  Nebraska Investment Finance Authority (Centennial
    Park), 10.5s, 2016                                               2,200           2,276,934
  New Hampshire Industrial Development Authority
    (Tall Pines), 11.25s, 2016                                       2,400           2,603,976
  New Jersey Economic Development Authority
    (Burnt Tavern Convalescent Center), 9s, 2013                     1,700           1,799,059
  New Jersey Economic Development Authority
    (Courthouse Convalescent Center), 8.7s, 2014                     1,350           1,420,159
  New Jersey Economic Development Authority
    (Geriatric Medical Services), 9.625s, 2004                         470             525,234
  New Jersey Economic Development Authority
    (Geriatric Medical Services), 9.625s, 2022                       1,350           1,493,357
  New Jersey Economic Development Authority
    (Gerimed), 10.5s, 2020                                           3,000           3,199,110
  New Jersey Economic Development Authority
    (Greenwood Health Care), 9.75s, 2011                             3,035           3,141,286
  New Jersey Economic Development Authority
    (Wanaque Convalescent Center), 8.5s, 2009                          700             720,818
  New Jersey Economic Development Authority
    (Wanaque Convalescent Center), 8.6s, 2011                        1,000           1,029,630
  North Carolina Medical Care Commission, Hospital
    Rev. (Valdese General Hospital), 8.75s, 2016                     1,905           2,141,449
  North Central, TX, Health Facilities Development
    Corp. (Baylor University Medical Center),
    9.968s, 2016(++)                                                 4,300           5,180,253
  Okaloosa County, FL, Retirement Rental Housing
    Rev. (Beverly Enterprises), 10.75s, 2003                         2,715           2,858,433
  Osceola County, FL, Industrial Development Rev.,
    Community Pooled Loan, 7.75s, 2017                               2,700           2,773,413
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 0s, 10s, 2011                             2,020           2,273,348
  Reedley, CA, Certificates of Participation, 7.5s, 2026             5,500           5,492,300
  Rochester, MN, Health Care Facilities Rev.
    (Mayo Medical Foundation), FIRS, 8.176s, 2021(S)                 2,000           2,039,640
  San Francisco, CA, City & County (Coventry Park),
    8.5s, 2026                                                       9,435           9,360,558
  Santa Fe, NM, Industrial Development Rev.
    (Casa Real Nursing Home), 9.75s, 2013                            1,860           1,986,908
  Seminole County, FL, Industrial Development
    Authority (Friendly Village), 10s, 2011                            855             882,300
  St. Charles County, MO, Industrial Development
    Authority (Garden View Care Center), 10s, 2016                   1,740           1,770,711
  St. Petersburg, FL, Health Facilities Rev.
    (Swanholm Nursing), 10s, 2022                                    1,525           1,728,755
  Suffolk County, NY, Industrial Development Agency
    (APPLE), 9.75s, 2015                                             3,680           3,128,000
  Tyler, TX, Health Facilities Development Corp.
    (Park Place), 8.5s, 2018                                         4,815           4,824,293
  Vincennes, IN, Economic Development Authority
    (Lodge of the Wabash), 12.5s, 2015                               2,025           1,984,500
  Waterford Township, MI, Economic Development Rev.
    (Canterbury Health Care), 8.375s, 2023                           3,100           3,268,640
  Westerville, OH, Industrial Development Rev.
    (1st Mortgage Health Care), 10s, 2008                              515             524,749
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                 1,100           1,239,810
                                                                                --------------
                                                                                $  179,442,302
----------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 17.7%
  Baltimore County, MD, Pollution Control
    (Bethlehem Steel), 7.55s, 2017                                $  1,000      $    1,058,430
  Burns Habor, IN, Solid Waste Disposal Facilities,
    8s, 2024                                                        10,455          11,408,078
  Butler, AL, Industrial Developement, 8s, 2028                      4,500           5,046,165
  Cambria County, PA, Industrial Development
    Authority (Beverly Enterprises), 7.5s, 2015                      2,950           3,115,731
  Courtland , AL, Industrial Development Board Solid
    Waste, 6.375s, 2029                                              7,500           7,492,425
  Dayton, OH, Special Facilities Rev, 12.5s, 2009                      950           1,069,339
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                     1,000           1,022,380
  Eastern Band of Cherokee Indian Community, NC,
    (Carolina Mirror Co.), 10.25s, 2009+                             3,270           3,269,248
  Eastern Band of Cherokee Indian Community, NC,
    (Carolina Mirror Co.), 11s, 2012+                                  950             949,820
  Florence County, SC, Industrial Development Rev.
    (Stone Container), 7.375s, 2007                                  2,840           2,963,994
  Hernando County, FL, Industrial Development Rev.
    (Florida Crushed Stone), 8.5s, 2014                              8,555           9,493,569
  Hodge Village , LA, Utilities Rev., 9s, 2010                       6,800           7,336,316
  Hunt County, TX, Industrial Development Rev.
    (Household Manufacturing), 10.236s, 2003                         6,000           6,022,320
  Indiana Development Finance Authority, 7.25s, 2011                10,000          10,443,400
  Lawrenceburg, TN, Industrial Development Board
    (Tridon), 9.625s, 2006                                           2,800           2,926,196
  Maine Finance Authority (Bowater), 7.75s, 2022                     8,500           9,286,760
  Massachusetts Industrial Financing Agency, Solid
    Waste Disposal Rev. (Molten Metal Technology),
    8.25s, 2014                                                      4,000           4,255,280
  McMinn County, TN, Industrial Development Board
    (Bowater), 7.4s, 2022                                            7,000           7,531,370
  Mesa County, CO, (Joy Technologies), 8.5s, 2006                    1,350           1,483,623
  New Hampshire Business Authority Sewer & Solid
    Waste Disposal (Crown Paper), 7.875s, 2026                       3,000           3,150,270
  New Jersey Economic Development Authority Rev.,
    8.4s, 2015                                                       4,000           4,163,440
  New Jersey Economic Development Authority Rev.,
    8.6s, 2017                                                       8,000           8,324,240
  Ohio Solid Waste Rev. (Republic Engineered Steel),
    9s, 2021                                                         8,000           8,140,000
  Ohio Solid Waste Rev. (Republic Engineered Steel),
    8.25s, 2014                                                      7,000           7,052,500
  Owyhee County, ID, Industrial Development Rev.,
    8.25s, 2002                                                      4,000           4,228,080
  Perry County, KY, Solid Waste Disposal Resources
    (TJ International), 7s, 2024                                    11,000          11,374,440
  Philadelphia, PA, Industrial Development Rev.,
    7.75s, 2017                                                      2,000           2,120,400
  Port New Orleans, LA, Industrial Development,
    Refunding Continental Grain Company Project,
    6.5s, 2017                                                       5,000           4,995,300
  Port of New Orleans, LA (Avondale Industries),
    8.5s, 2014                                                      23,050          26,572,962
  Port of New Orleans, LA (Continental Grain), 7.5s, 2013            2,000           2,137,860
  Riverdale, IL, Enviromental Improvement Rev.
    (Acme Metals), 7.9s, 2024                                        2,500           2,612,325
  Sweetwater County, WY, Solid Waste Disposal Rev.,
    7s, 2024                                                         2,000           2,119,840
  Sweetwater County, WY, Solid Waste Disposal Rev.,
    6.9s, 2024                                                       3,000           3,162,150
  Texas Special Alliance Airport Authority
    (Federal Express), 6.375s, 2021                                  3,000           3,009,990
  Walton, GA, Industrial Development Rev.
    (Ultima Rubber Products), 10s, 2010                              4,405           4,679,520
  Wierton, WV, Pollution Control Rev. (Weirton
    Steel), 8.625s, 2014                                             3,630           3,767,976
                                                                                --------------
                                                                                $  197,785,737
----------------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.0%
  Clermont County, OH, Hospital Facilities Rev.
    (Mercy Health Systems), AMBAC, 9.641s, 2021(++)               $  1,300      $    1,481,675
  Desert Hospital District, CA, Insured Hospital Rev.
    (Desert Hospital Corp.), 8.904s, 2020(++)                        4,000           4,258,240
  Illinois Health Facilities Authority Rev. (Sisters
    of Mercy), 0s, MBIA, 9.567s, 2015(++)                            5,200           5,972,616
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, RIBS, 9.367s, 2016(++)                         4,000           4,430,560
  North Central, TX, Health Facilities Development
    Corp. (Presbytarian Health Care Systems), MBIA,
    9.595s, 2021(++)                                                 4,000           4,738,360
  Salt Lake City, UT, Hospital Rev. (Intermountain
    Health Care), 0s, AMBAC, 9.718s, 2020(++)                        1,250           1,418,687
                                                                                --------------
                                                                                $   22,300,138
----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.1%
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018            $  2,000      $    2,056,840
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                      3,245           3,339,851
  Florida Multi-Family Housing Finance Agency Rev.
    (Center Court Apartments), 8.5s, 2018                            2,000           2,029,760
  Florida Multi-Family Housing Finance Agency Rev.
    (South Lake Apartments), 8.7s, 2021                              3,500           3,247,475
  Maplewood, RI, Housing Development Corp.
    (Terrace Apartments), 6.9s, 2025                                 4,020           4,158,730
  Massachusetts Housing Finance Agency, 8.5s, 2020                      15              15,304
  Memphis, TN, Health, Education & Housing
    Facilities Board (Wesley Highland Terrace),
    12.75s, 2015++                                                   6,300           5,355,000
  Texas Housing & Community Board (Harbors &
    Plumtree), 10s, 2026                                             1,775           1,771,415
  Virginia Housing & Development Authority, Multi-
    Family, 0s, 2017                                                 6,530           1,130,604
                                                                                --------------
                                                                                $   23,104,979
----------------------------------------------------------------------------------------------
Refunded - 13.7%
  Austin, TX, Utilities System Rev., 10.75s, 2015                 $  1,780      $    2,115,281
  Daphne, AL, Special Care Facilities Financing
    Authority (1st Mortgage Rev.), 0s, 2028                         89,975          48,025,056
  Daphne, AL, Special Care Facilities Financing
    Authority (2nd Mortgage Rev.), 0s, 2028                          4,500           2,401,920
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2018                              48,475           7,299,365
  Fairfax County, VA, Redevelopment & Housing
    Authority (Little River Glen), 8.95s, 2020                       2,020           2,077,065
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2022+                      3,000           3,735,870
  Illinois Development Finance Authority, Retirement
    Housing (Regency Park), 0s, 2025                                 7,550           1,111,511
  Maine Health & Higher Education Facilities
    Authority (St. Mary's General Hospital), 8.625s, 2022            5,140           5,747,908
  Massachusetts Industrial Finance Agency, Tunnel
    Rev. (Mass. Turnpike), 9s, 2020                                 11,045          12,889,736
  Meridian, MI, Economic Development Corp.
    (Burcham Hills), 9.625s, 2019                                    2,360           2,488,313
  Mesa County, CO, Residual Rev., 0s, 2012                          25,125           8,015,880
  Mississippi Hospital Equipment & Facilities
    Authority Rev. (Rush Medical Foundation), 8.75s, 2016            2,800           3,170,496
  New Lenox, IL, Community Park District, 8.25s, 2014                4,205           5,122,825
  New York Local Government Assistance Corp., 7s, 2021                 800             889,880
  Prince William County,VA, Industrial Development
    Authority, Residential Care, 10s, 2022                           3,500           4,350,990
  South Carolina Public Service Authority (Santee
    Coop), 7.1s, 2021                                                2,000           2,242,740
  Spirit Lake, IA, Industrial Development Rev.
    (Crystal Tips, Inc.), 0s, 2016                                   3,973           5,356,700
  Telluride, CO, Real Estate Transfer Assessment,
    11.5s, 2012                                                      3,685           5,756,965
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 0s, 12.625s, 2020                                      21,090          29,186,240
  Washington Public Power Supply System Rev.
    (Nuclear Project #1), 14.375s, 2001                              1,000           1,233,040
                                                                                --------------
                                                                                $  153,217,781
----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017           $    950      $      947,521
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 7.25s, 2017                                             1,250           1,316,125
  Denver, CO, Urban Renewal Tax Increment (Downtown
    Denver), 8.5s, 2013                                              1,380           1,376,398
                                                                                --------------
                                                                                $    3,640,044
----------------------------------------------------------------------------------------------
Single-Family Housing Revenue - 7.2%
  Arkansas Housing Development Agency, Residential
    Mortgage Rev., 0s, 2015                                       $  9,150      $    1,297,287
  Berkeley, Brookes, & Fayette Counties, WV, Single
    Family Mortgage Rev., MBIA, 0s, 2016                            22,285           2,679,994
  California Housing Finance Authority Rev., 7.4s, 2026             14,285          15,086,103
  California Housing Finance Authority Rev., 0s, 2023               12,950           1,701,241
  Chicago, IL, Capital Appreciation, Single Family
    Mortgage Rev., 0s, 2017                                         11,980           1,246,998
  Colorado Housing Finance Authority, 8s, 2016                       3,000           3,038,790
  Cook County, IL, Single Family Housing Rev., 0s, 2015              3,550             469,417
  Corpus Christi, TX, Housing Finance Corp., MBIA,
    0s, 2011                                                         3,395             825,596
  Delaware Single Family Housing Authority Rev.,
    6.75s, 2024                                                      2,715           2,813,202
  Denver, CO, Single Family Mortgage Rev., 0s, 2015                  1,185             133,692
  East Baton Rouge, LA, Capital Appreciation Rev.,
    0s, 2010                                                        15,140           3,454,040
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., 8.75s, 2011                                         845             911,459
  Florida Housing Finance Agency Rev. (South Lake
    Apartments), 0s, 2012                                              230              46,984
  Florida Housing Finance Agency Rev., 0s, 2016                     10,800           1,544,292
  Georgia Housing & Finance Authority Rev., 0s, 2031                84,705           6,859,411
  Harris County, TX, Housing Finance Corp., 9.875s, 2014               715             715,565
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                 390             412,710
  Jefferson County, TX, Housing Finance Corp.,
    Single Family Mortgage Rev., MBIA, 0s, 2015                      4,710             630,057
  Maine Housing Authority, Mortgage Purchase Rev.,
    8.2s, 2019                                                         755             774,335
  Maine Housing Authority, Mortgage Purchase Rev.,
    8.2s, 2022                                                       5,980           6,133,148
  Mississippi Home Corp., Single Family Senior
    Housing Rev., 9.25s, 2012                                          235             252,155
  Nevada Housing Division, Single Family Mortgage
    Rev., 0s, 2015                                                   3,119             493,191
  New Castle County, DE, Single Family Mortgage Rev.,
    0s, 2016                                                         1,330             177,422
  New Hampshire Housing Finance Authority, Single
    Family Mortgage Rev., 8.5s, 2014                                 3,730           3,890,017
  New Hampshire Housing Finance Authority, Single
    Family Mortgage Rev., 0s, 2011                                      95              20,873
  New Mexico Mortgage Finance Authority, Single
    Family Mortgage Rev., 6.9s, 2024                                 3,120           3,238,186
  North Dakota Housing Finance Agency, 6.8s, 2023                      950             982,404
  North Dakota Single Family Mortgage Rev., 8.3s, 2012                 415             429,189
  Ohio Housing Finance Agency, Single Family
    Mortgage Rev., GNMA, RIBS, 9.922s, 2031(++)                      1,700           1,850,960
  Reno County, KS, Single Family Morgage Rev., 0s, 2014              5,725             780,375
  Texas Housing & Development Agency, Residential
    Mortgage Rev., 8.4s, 2020                                        1,775           1,853,419
  Texas Housing & Development Agency, Single Family
    Mortgage Rev., 8.2s, 2016                                          725             743,314
  Utah Housing Finance Agency, Single Family
    Mortgage Rev., 0s, 2016                                          3,835             522,488
  Vermont Housing Finance Agency, Single Family Home
    Mortgage Purchase, 8.1s, 2022                                    1,510           1,570,793
  Virginia Housing & Development Authority, 7.125s,
    2022                                                             9,505           9,846,039
  Wisconsin Housing & Economic Development
    Authority, Home Ownership Rev., 2016                             1,985             284,192
  Wisconsin Housing & Economic Development
    Authority, Home Ownership Rev., RIBS, 10.209s, 2022(++)          2,150           2,280,527
                                                                                --------------
                                                                                $   79,989,865
----------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.0%
  Maryland Energy Financing Administration
    (Solid Waste), 9s, 2016                                       $ 28,300      $   15,848,000
  Massachusetts Industrial Finance Agency (Solid
    Waste Disposal), 12s, 2016                                       3,600             540,000
  Michigan Strategic Fund. Ltd. Obligation Rev.
    (Blue Water Fiber), 8s, 2012                                     2,000           1,450,000
  Pennsylvania Economic Development Finance
    Authority, 9.25s, 2022                                          25,000          22,634,500
  Port Walla Walla, WA, Solid Waste Recycling Rev.
    (Ponderosa Fibres), 9.125s, 2026                                17,000          15,511,310
                                                                                --------------
                                                                                $   55,983,810
----------------------------------------------------------------------------------------------
Special Assessment District - 0.2%
  Indianapolis, IN, Public Improvement Bond Rev.,
    6.5s, 2022                                                    $  2,000      $    2,028,960
----------------------------------------------------------------------------------------------
Student Loan Revenue - 1.0%
  Arizona Student Loan Acquisition Authority, "C",
    7.625s, 2010                                                  $  4,610      $    5,089,716
  Arizona Student Loan Acquisition Authority, "D",
    7.25s, 2010                                                      2,970           3,081,583
  Pennsylvania Higher Education Assistance Agency,
    RIBS, AMBAC, 8.462s, 2022(++)                                    2,700           2,686,419
                                                                                --------------
                                                                                $   10,857,718
----------------------------------------------------------------------------------------------
Turnpike Revenue - 9.6%
  Arapahoe County, CO, Capital Improvement
    (Highway Rev.), 0s, 2015                                      $ 76,375      $   22,070,084
  Arapahoe County, CO, Capital Improvement
    (Highway Rev.), 0s, 2026                                       105,000          12,837,300
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                  2,500           2,782,425
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2022                                    30,835           6,445,132
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2018                                    44,190          12,002,888
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2021                                    25,000           5,565,250
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2023                                     5,765           1,131,439
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2024                                    72,045          13,275,732
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 2030                                    14,935           1,854,329
  Foothill/Eastern Transportation Corridor Agency,
    CA, Toll Road Rev., 0s, 1s, 2013                                 5,000           3,272,750
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2007                                 4,000           2,091,360
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2008                                 5,400           2,630,664
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2028                                13,450           1,558,721
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2001                                 9,100           7,155,694
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011                                13,400           5,285,228
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2005                                 1,500             900,675
  Telluride, CO, Real Estate Transfer Assessment Rev.,
    9s, 2016                                                         2,510           2,441,226
  Telluride, CO, Real Estate Transfer Assessment
    Rev., 11.5s, 2012                                                2,315           2,736,052
  West Virginia Parkways, Economic Development &
    Tourism Authority, RIBS, FGIC, 7.829s, 2019(++)                  1,200           1,187,400
                                                                                --------------
                                                                                $  107,224,349
----------------------------------------------------------------------------------------------
Universities - 1.0%
  Islip, NY, Community Developoment Agency
    (New York Institiute of Technology), 7.5s, 2026               $  6,000      $    6,115,620
  Massachusetts Industrial Finance Agency (Curry
    College), 8s, 2014                                               1,480           1,501,712
  Massachusetts Industrial Financing Agency
    (Emerson College), 8.9s, 2018                                    3,000           3,294,540
                                                                                --------------
                                                                                $   10,911,872
----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.2%
  Detroit, MI, Sewage Disposal Rev., FGIC, 7.695s, 2023(++)       $  2,000      $    1,902,000
----------------------------------------------------------------------------------------------
Other - 2.6%
  Brush, CO, Industrial Development Rev. (Priority
    Training Centers), 12s, 2015                                  $  4,615      $    5,112,820
  Brush, CO, Industrial Development Rev. (Training
    Centers International), 12s, 2015                                4,349           4,818,127
  Danville, VA, Industrial Development Authority
    Rev. (Piedmont Mall), 8s, 2017                                   8,280           8,274,369
  District of Columbia (National Public Radio),
    7.7s, 2023                                                       3,500           3,635,555
  Harris County, TX, Cultural Education Facility,
    9.25s, 2023                                                         70              67,912
  Martha's Vineyard, MA, Land Bank (Land
    Acquisition), 8.125s, 2011                                       2,900           2,979,634
  Massachusetts Health & Education Facilities
    Authority (Learning Center for Deaf Children),
    9.25s, 2014                                                        900             955,152
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005                    2,200           2,420,814
  St. Louis County, MO, Industrial Development
    Authority (Keil Center Arena), 7.875s, 2024                      1,000           1,072,370
                                                                                --------------
                                                                                $   29,336,753
----------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
----------------------------------------------------------------------------------------------
  Burke County, GA, Development Authority Pollution
    Rev. (Bethlehem Steel), due 1997                              $  1,200      $    1,200,000
  Harris County, TX, Health Facilities Hospital, due 1997              100             100,000
  Harris County, TX, Industrial Development Corp.
    (Exxon), due 1997                                                  300             300,000
  Jackson County, MS, Pollution Control Rev.
    (Chevron), due 1997                                              2,600           2,600,000
  Lincoln County, WY, "A" (Exxon), due 1997                            200             200,000
  Lincoln County, WY, "B" (Exxon), due 1997                          1,000           1,000,000
  Lincoln County, WY, "D" (Exxon), due 1997                            200             200,000
  Lincoln County, WY, Pollution Control Rev., due 1997                 500             500,000
  Massachusetts State Health & Education Facility,
    due 1997                                                         2,500           2,500,000
  New York City, NY, City Municipal Finance Authority,
    due 1997                                                           800             800,000
  New York City, NY, City Municipal Water Finance
    Authority, due 1997                                              2,400           2,400,000
  Uinta County, WY, Pollution Control Rev., due 1997                 8,150           8,150,000
----------------------------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $19,950,000)                     $   19,950,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,064,738,280)                             $1,112,130,260

Other Assets, Less Liabilities - 0.2%                                                2,018,257
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $1,114,148,517
----------------------------------------------------------------------------------------------
   *Non-income producing security - in default.
 (S)Indexed security.
 (+)Security valued by or at the direction of the Trustees.
(++)Inverse floating rate security.
   +Restricted security.
  ++Security accruing partial interest - in default.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------
January 31, 1997
------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,064,738,280)                   $1,112,130,260
  Cash                                                                              39,399
  Receivable for investments sold                                                2,528,689
  Receivable for Fund shares sold                                                5,927,230
  Interest receivable                                                           15,876,194
  Other assets                                                                      11,653
                                                                            --------------
    Total assets                                                            $1,136,513,425
                                                                            ==============
Liabilities:
  Distributions payable                                                     $    3,808,069
  Payable for investments purchased                                             13,039,959
  Payable for Fund shares reacquired                                             1,631,343
  Payable to affiliates -
    Management fee                                                                  19,551
    Distribution fee                                                                 2,568
    Shareholder servicing agent fee                                                  3,947
  Accrued expenses and other liabilities                                         3,859,471
                                                                            --------------
      Total liabilities                                                     $   22,364,908
                                                                            --------------
Net assets                                                                  $1,114,148,517
                                                                            ==============
Net assets consist of:
  Paid-in capital                                                           $1,197,896,807
  Unrealized appreciation on investments                                        47,391,980
  Accumulated net realized loss on investments                                (131,758,565)
  Accumulated undistributed net investment income                                  618,295
                                                                            --------------
      Total                                                                 $1,114,148,517
                                                                            ==============
Shares of beneficial interest outstanding                                    127,560,211
                                                                             ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $988,177,785 / 113,148,629 shares of beneficial
    interest outstanding)                                                       $8.73
                                                                                =====
  Offering price per share (100 / 95.25 of net asset value per share)           $9.17
                                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $125,970,732 / 14,411,582 shares of beneficial
    interest outstanding)                                                       $8.74
                                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------------
Year Ended January 31, 1997
---------------------------------------------------------------------------------
Net investment income:
  Interest income -                                                  $ 83,622,285
                                                                     ------------
  Expenses -
    Management fee                                                   $  7,154,011
    Trustees' compensation                                                 60,901
    Shareholder servicing agent fee (Class A)                           1,202,653
    Shareholder servicing agent fee (Class B)                             175,755
    Shareholder servicing agent fee (Common)                              121,510
    Distribution and service fee (Class B)                                773,776
    Custodian fee                                                         373,204
    Workout Expenditures                                                  184,400
    Postage                                                               117,318
    Printing                                                               69,300
    Auditing fees                                                          36,000
    Legal fees                                                             27,533
    Miscellaneous                                                         446,559
                                                                     ------------
      Total expenses                                                 $ 10,742,920
    Fees paid indirectly                                                 (137,496)
                                                                     ------------
      Net expenses                                                   $ 10,605,424
                                                                     ------------
        Net investment income                                        $ 73,016,861
                                                                     ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions   $(22,959,311)
  Change in unrealized depreciation on investments                    (20,906,221)
                                                                     ------------
      Net realized and unrealized loss on investments                $(43,865,532)
                                                                     ------------
        Increase in net assets from operations                       $ 29,151,329
                                                                     ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
Year Ended January 31,                                              1997               1996
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $    73,016,861    $    71,045,295
  Net realized loss on investments                            (22,959,311)       (24,859,595)
  Net unrealized gain (loss) on investments                   (20,906,221)        88,864,128
                                                          ---------------    ---------------
      Increase in net assets from operations              $    29,151,329    $   135,049,828
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $   (70,123,751)   $   (69,946,556)
  From net investment income (Class B)                         (5,579,841)        (4,150,972)
                                                          ---------------    ---------------
      Total distributions declared to shareholders        $   (75,703,592)   $   (74,097,528)
                                                          ---------------    ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                        $   205,275,625    $   158,313,624
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                              27,979,659         27,605,848
  Cost of shares reacquired                                  (159,393,535)      (135,750,588)
                                                          ---------------    ---------------
    Increase in net assets from Fund share transactions   $    73,861,749    $    50,168,884
                                                          ---------------    ---------------
      Total increase in net assets                        $    27,309,486    $   111,121,184
Net assets:
  At beginning of year                                      1,086,839,031        975,717,847
                                                          ---------------    ---------------
  At end of year (including undistributed net
    investment income of $319,135 and $3,005,866,
    respectively)                                         $ 1,114,148,517    $ 1,086,839,031
                                                          ===============    ===============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                1997             1996           1995           1994           1993           1992
-----------------------------------------------------------------------------------------------------------------------
                                   Class A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $ 9.12           $ 8.60         $ 9.38         $ 9.26         $ 9.22         $ 9.09
                                    ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income             $ 0.61           $ 0.61         $ 0.64         $ 0.77         $ 0.73         $ 0.73
  Net realized and
    unrealized gain (loss)
    on investments                   (0.36)            0.59          (0.75)          0.05           0.06           0.17
                                    ------           ------         ------         ------         ------         ------
      Total from investment
        operations                  $ 0.25           $ 1.20         $(0.11)        $ 0.82         $ 0.79         $ 0.90
                                    ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income        $(0.64)          $(0.68)        $(0.67)        $(0.70)        $(0.75)        $(0.77)
  From net realized gain on
    investments                       --               --             --             --             --             --
  From paid-in capital                --               --             --             --             --             --
                                    ------           ------         ------         ------         ------         ------
      Total distributions
        declared to
        shareholders                $(0.64)          $(0.68)        $(0.67)        $(0.70)        $(0.75)        $(0.77)
                                    ------           ------         ------         ------         ------         ------
Net asset value - end of period     $ 8.73           $ 9.12         $ 8.60         $ 9.38         $ 9.26         $ 9.22
                                    ======           ======         ======         ======         ======         ======
Total return(+)                      2.87%           13.92%        (1.04)%          9.19%          9.02%         10.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                         0.93%            0.93%          1.04%          1.10%          1.00%          1.03%
  Net investment income              6.96%            6.83%          7.27%          7.15%          7.95%          7.96%
Portfolio turnover                     17%              20%            32%            18%            10%            21%
Net assets at end of period
  (000 omitted)                   $988,178       $1,009,031       $920,043       $809,957       $731,968       $648,043

  #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
Year Ended January 31,                                    1991           1990           1989           1988
-----------------------------------------------------------------------------------------------------------
                                                       Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.45         $ 9.55         $ 9.68         $10.38
                                                        ------         ------         ------         ------
Income from investment operations -
  Net investment income                                 $ 0.74         $ 0.85         $ 0.88         $ 0.84
  Net realized and unrealized gain (loss) on
    investments                                          (0.32)         (0.09)         (0.12)         (0.67)
                                                        ------         ------         ------         ------
      Total from investment operations                  $ 0.42         $ 0.76         $ 0.76         $ 0.17
                                                        ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.78)        $(0.81)        $(0.82)        $(0.84)
  From net realized gain on investments                   --            (0.04)         (0.07)         (0.03)
  From paid-in capital                                    --            (0.01)          --             --
                                                        ------         ------         ------         ------
      Total distributions declared to
        shareholders                                    $(0.78)        $(0.86)        $(0.89)        $(0.87)
                                                        ------         ------         ------         ------
Net asset value - end of period                         $ 9.09         $ 9.45         $ 9.55         $ 9.68
                                                        ======         ======         ======         ======
Total return(+)                                          4.65%          8.24%          8.32%          1.87%
Ratios (to average net assets)/Supplemental data:
  Expenses                                               1.05%          1.02%          0.65%          1.03%
  Net investment income                                  8.17%          8.90%          9.27%          8.54%
Portfolio turnover                                         41%            21%            23%            16%
Net assets at end of period (000 omitted)             $638,185       $485,037       $325,044       $349,655

(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
Year Ended January 31,                                    1997           1996           1995           1994*
-----------------------------------------------------------------------------------------------------------
                                                       Class B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 9.12         $ 8.60         $ 9.38         $ 9.40
                                                        ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                 $ 0.52         $ 0.52         $ 0.57         $ 0.32
  Net realized and unrealized gain (loss) on
    investments                                          (0.35)          0.59          (0.78)         (0.14)
                                                        ------         ------         ------         ------
      Total from investment operations                  $ 0.17         $ 1.11         $(0.21)        $ 0.18
                                                        ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.55)        $(0.59)        $(0.57)        $(0.20)
                                                        ------         ------         ------         ------
      Total distributions declared to
        shareholders                                    $(0.55)        $(0.59)        $(0.57)        $(0.20)
                                                        ------         ------         ------         ------
Net asset value - end of period                         $ 8.74         $ 9.12         $ 8.60         $ 9.38
                                                        ======         ======         ======         ======
Total return                                             1.96%         12.78%        (2.13)%          1.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.86%          1.91%          2.10%          2.04%+
  Net investment income                                  6.00%          5.84%          6.32%          5.43%+
Portfolio turnover                                         17%            20%            32%            18%
Net assets at end of period (000 omitted)             $125,971        $77,808        $55,675             $1

 *For the period from the commencement of offering of Class B shares, September 7, 1993 to January 31, 1994.
 #Per share data for the periods subsequent to January 31, 1995 is based on average shares outstanding.
 +Annualized.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the Fund) is a non-diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund may invests up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended January 31, 1997, accumulated undistributed net investment income was increased by $299,160, accumulated net realized loss on investments was decreased by $77,637, and paid in capital was decreased by $376,797, due to differences between book and tax accounting for pension expense, defaulted bonds, and market discount. This change had no effect on the net assets or net asset value per share. At January 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $125,591,055, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 1998 ($1,041,407), January 31, 1999 ($2,433,909), January 31, 2000 ($4,786,449),
January 31, 2001 ($5,199,093), January 31, 2002 ($28,166,887), January 31, 2003
($27,178,217), January 31, 2004 ($30,637,034) and January 31, 2005
($26,148,057).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.30% of average daily net assets and 4.75% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,011 for the year ended January 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $667,359 for the year ended January 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. Fees incurred under the distribution plans during the year ended January 31, 1997 were 0.90% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1997 were $23,523 and $190,546 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $226,617,363 and $176,781,600, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,064,738,660
                                                               ==============
Gross unrealized appreciation                                  $   80,197,008
Gross unrealized depreciation                                     (32,805,408)
                                                               --------------
    Net unrealized appreciation                                $   47,391,600
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 Year Ended January 31, 1997           Year Ended January 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                          16,594,610       $ 145,833,348        15,092,575       $ 134,162,658
Shares issued to shareholders in
 reinvestment of distributions        2,943,909          25,881,400         2,921,213          25,867,385
Shares reacquired                   (17,043,700)       (149,563,593)      (14,380,028)       (128,112,173)
                                     ----------       -------------        ----------       -------------
    Net increase                      2,494,819       $  22,151,155         3,633,760       $  31,917,870
                                     ==========       =============        ==========       =============

Class B Shares
                                 Year Ended January 31, 1997           Year Ended January 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
-------------------------------------------------------------------    ----------------------------------
Shares sold                           6,763,017       $  59,442,277         2,715,689       $  24,150,966
Shares issued to shareholders in
 reinvestment of distributions          238,469           2,098,259           196,030           1,738,463
Shares reacquired                    (1,121,560)         (9,829,942)         (856,621)         (7,638,415)
                                     ----------       -------------        ----------       -------------
    Net increase                      5,879,926       $  51,710,594         2,055,098       $  18,251,014
                                     ==========       =============        ==========       =============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended January 31, 1997 was $11,010.

(7) Restricted Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1997, the Fund owned the following restricted securities (constituting 1.69% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                Date of
Description                                 Acquisition       Par Amount             Cost            Value
----------------------------------------------------------------------------------------------------------
Daphne, AL, Special Care Facilities
 Financing Authority, 8.25s, 2026              10/28/88      $12,500,000      $12,504,655      $10,821,625
Eastern Band Cherokee Indian
 Community, NC, 10.25s, 2009                   11/25/86        3,270,000        3,366,458        3,269,248
Eastern Band Cherokee Indian
 Community, NC, 11s, 2012                      09/19/86          950,000          862,500          949,820
Hannibal, MO, Industrial Development
 Authority, 9.5s, 2022                         03/23/92        3,000,000        2,971,113        3,735,870
                                                                                               -----------
                                                                                               $18,776,563
                                                                                               ===========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund, including the schedule of portfolio investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the seven years in the period ending January 31, 1994 for Class A shares, and for the period September 7, 1993 (commencement of operation) to January 31, 1994 for Class B shares, were audited by other auditors whose report dated March 16, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
March 7, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL HIGH INCOME FUND

TRUSTEES                                          AUDITORS
A. Keith Brodkin* - Chairman and President        Ernst & Young LLP

Richard B. Bailey* - Private Investor;            INVESTOR INFORMATION
Former Chairman and Director (until 1991),        For MFS stock and bond market outlooks, call
Massachusetts Financial Services Company;         toll free: 1-800-637-4458 anytime from a
Director, Cambridge Bancorp; Director,            touch-tone telephone.
Cambridge Trust Company
                                                  For information on MFS mutual funds, call
Peter G. Harwood - Private Investor               your financial adviser or, for an information
                                                  kit, call toll free: 1-800-637-2929 any
J. Atwood Ives - Chairman and Chief               business day from 9 a.m. to 5 p.m. Eastern
Executive Officer, Eastern Enterprises            time (or leave a message anytime).

Lawrence T. Perera - Partner,                     INVESTOR SERVICE
Hemenway & Barnes                                 MFS Service Center, Inc.
                                                  P.O. Box 2281
William J. Poorvu- Adjunct Professor,             Boston, MA 02107-9906
Harvard University Graduate School of
Business Administration                           For general information, call toll free:
                                                  1-800-225-2606 any business day from
Charles W. Schmidt - Private Investor             8 a.m. to 8 p.m. Eastern time.

Arnold D. Scott* - Senior Executive Vice          For service to speech- or hearing-impaired,
President, Director and Secretary,                call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company          day from 9 a.m. to 5 p.m. Eastern time. To
                                                  use this service, your phone must be equipped
Jeffrey L. Shames* - President and Director,      with a Telecommunications Device for the Deaf.
Massachusetts Financial Services Company
                                                  For share prices, account balances, and
Elaine R. Smith - Independent Consultant          exchanges, call toll free: 1-800-MFS-TALK
                                                  (1-800-637-8255) anytime from a touch-tone
David B. Stone - Chairman, North American         telephone.
Management Corp. (investment advisers)
                                                  WORLD WIDE WEB
INVESTMENT ADVISER                                www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Cynthia M. Brown*
                                                   [DALBAR       For the third year in a row,
TREASURER                                           LOGO]         MFS earned a #1 ranking in
W. Thomas London*                                 TOP RATED      DALBAR, Inc. Broker/Dealer
                                                   SERVICE      Survey, Main Office Operations
ASSISTANT TREASURER                                            Service Quality Category. The
James O. Yost*                                    firm achieved a 3.48 overall score on a
                                                  scale of 1 to 4 in the 1996 survey. A total
SECRETARY                                         of 110 firms responded, offering input on the
Stephen E. Cavan*                                 quality of service they received from 29
                                                  mutual fund companies nationwide. The survey
ASSISTANT SECRETARY                               contained questions about service quality in
James R. Bordewick, Jr.*                          15 categories, including "knowledge of phone
                                                  service contacts," "accuracy of transaction
CUSTODIAN                                         processing," and "overall ease of doing
State Street Bank and Trust Company               business with the firm."

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) MUNICIPAL               [DALBAR LOGO: #1              BULK RATE
HIGH INCOME FUND                TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------


500 Boylston Street
Boston, MA 02116


[LOGO] M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





                                                       MHI-2 3/97 93M 18/218/318

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                     PART C

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

           MFS HIGH INCOME FUND


           (A)  FINANCIAL STATEMENTS INCLUDED IN PART A:
                  For each of the years in the ten-year period ended January 31, 1997:
                    Financial Highlights

                FINANCIAL STATEMENTS INCLUDED IN PART B:
                  At January 31, 1997:
                    Statement of Assets and Liabilities*
                    Portfolio of Investments*

                  For the year ended January 31, 1997:
                    Statement of Operations*

                  For the two years ended January 31, 1997:
                    Statement of Changes in Net Assets*


           MFS MUNICIPAL HIGH INCOME FUND


           (A)  FINANCIAL STATEMENTS INCLUDED IN PART A:
                  For each of the years in the ten-year period ended January 31, 1997.
                    Financial Highlights

                FINANCIAL STATEMENTS INCLUDED IN PART B:
                  At January 31, 1997:
                    Statement of Assets and Liabilities**
                    Portfolio of Investments**

                  For the year ended January 31, 1997:
                    Statement of Operations**

                  For the two years ended January 31, 1997:
                    Statement of Changes in Net Assets**
-----------------------------
 * Incorporated herein by reference to the Fund's Annual Report to shareholders dated January 31, 1997, filed via EDGAR with the SEC on April 8, 1997.
** Incorporated herein by reference to the Fund's Annual Report to shareholders dated January 31, 1997, filed via EDGAR with the SEC on April 3, 1997.


                  (B)  EXHIBITS:

                        1  (a)  Amended and Restated Declaration of Trust, dated
                                February 17, 1995.  (1)


                           (b) Amendment to Declaration of Trust to add Class P Shares, dated June 20, 1996. (8).

                           (c) Amendment to Declaration of Trust dated December 19, 1996 to redesignate Class P Shares as Class I Shares; filed herewith.


                        2 Amended and Restated By-Laws, dated December 21, 1994. (1)

                        3       Not Applicable.


                        4       Form of Share Certificate for Classes of
                                Shares.  (7)


                        5  (a)  Investment Advisory Agreement for MFS High
                                Income Fund, dated May 20, 1987. (1)


                           (b) Investment Advisory Agreement for MFS Municipal High Income Fund dated September 1, 1993. (5)

                           (c) Amendment to Investment Advisory Agreement for MFS Municipal High Income Fund, dated August 1, 1995. (6)

                        6  (a)  Dealer Agreement between MFS Fund Distributors,
                                Inc. ("MFD"), and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997; filed herewith.


                           (b)  Distribution Agreement, dated January 1, 1995.
                                (1)


                        7 Retirement Plan for Non-Interested Person Trustees, dated February 1, 1991. (5)

                        8  (a)  Custodian Agreement, dated May 24, 1988.  (5)

                           (b) Amendment to Custodian Agreement, dated May 24, 1988. (5)

                           (c) Amendment to Custodian Agreement, dated October 1, 1989. (5)

                           (d)  Amendment to Custodian Agreement, dated
                                September 17, 1991. (5)

                        9  (a)  Shareholder Servicing Agent Agreement, dated
                                August 1, 1985.  (5)

                           (b) Amendment to the Shareholder Servicing Agreement dated January 1, 1997 to amend Fee Schedule; filed herewith.

                           (c) Exchange Privilege Agreement, dated February 8, 1989 as amended and restated through and including January 1, 1997. (9)

                           (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (3)

                           (e) Dividend Disbursing Agency Agreement, dated February 1, 1986. (2)

                           (f) Master Administrative Services Agreement, dated March 1, 1997. (10)

                       10 Consent and Opinion of Counsel filed with Registrant's Rule 24f-2 Notice for the fiscal year ended January 31, 1997 on March 26, 1997.

                       11  (a)  Consent of Deloitte & Touche, LLP - MFS High
                                Income Fund; filed herewith.

                           (b) Consent of Ernst & Young, LLP - MFS Municipal High Income Fund; filed herewith.


                       12       Not Applicable.

                       13       Not Applicable.


                       14  (a)  Forms for Individual Retirement Account
                                Disclosure Statement as currently in effect. (4)

                           (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (4)

                           (c)  Forms for MFS Prototype Paired Defined
                                Contribution Plans and Trust Agreement as currently in effect. (4)

                       15 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997 and amended thereto on April 10, 1997. (11).

                       16 Schedule of Computation for Performance Quotations - Yield, Distribution Rate, Total Rate of Return - MFS High Income Fund; and Yield, Distribution Rate, Tax-Equivalent Yield and Total Return - MFS Municipal High Income Fund. (2)


                       17 Financial Data Schedules for each class of each series; filed herewith.

                       18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (7).


                  Power of Attorney, dated September 21, 1994.  (1)
-----------------------------

 (1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on May 31, 1995.
 (2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (3) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
 (4) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
 (5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

 (6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 22 filed with the SEC via EDGAR on May 29, 1996.

 (7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed with the SEC via EDGAR on August 27, 1996.
 (9) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.
(10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.
(11) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on April 29, 1997.

 ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           Not Applicable.

 ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

           FOR MFS HIGH INCOME FUND

                    (1)                                             (2)
           TITLE OF CLASS                               NUMBER OF RECORD HOLDERS


           Class A Shares of Beneficial Interest                  33,122
             (without par value)                          (as of April 30, 1997)

           Class B Shares of Beneficial Interest                  14,298
             (without par value)                          (as of April 30, 1997)

           Class C Shares of Beneficial Interest                     911
             (without par value)                          (as of April 30, 1997)

           Class I Shares of Beneficial Interest                       3
             (without par value)                          (as of April 30, 1997)


           FOR MFS MUNICIPAL HIGH INCOME FUND

                    (1)                                             (2)
           TITLE OF CLASS                               NUMBER OF RECORD HOLDERS


           Class A Shares of Beneficial Interest                  27,835
             (without par value)                          (as of April 30, 1997)

           Class B Shares of Beneficial Interest                   3,522
             (without par value)                          (as of April 30, 1997)


 ITEM 27.  INDEMNIFICATION

         Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 20, filed with the SEC on May 31, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

         The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

         Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

         MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         MFS

         The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST X
         MFS GOVERNMENT LIMITED MATURITY FUND

         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

         MFS SERIES TRUST II

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST III

         A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST IV
         MFS SERIES TRUST IX

         A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST VII

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SERIES TRUST VIII

         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MUNICIPAL SERIES TRUST

         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS VARIABLE INSURANCE TRUST
         MFS UNION STANDARD TRUST
         MFS INSTITUTIONAL TRUST

         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MUNICIPAL INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS MULTIMARKET INCOME TRUST
         MFS CHARTER INCOME TRUST

         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS SPECIAL VALUE TRUST

         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS/SUN LIFE SERIES TRUST

         John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         WORLD GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL

         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

         MIL-UK

         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

         MIL FUNDS

         A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

         MFS MERIDIAN FUNDS

         A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

         MFD

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

         CIAI

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSC

         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         MFSI

         A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

         RSI

         William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas
B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         A. Keith Brodkin            Director, Sun Life Assurance Company of
                                       Canada (U.S.), One Sun Life Executive
                                       Park, Wellesley Hills, Massachusetts
                                       Director, Sun Life Insurance and Annuity
                                       Company of New York, 67 Broad Street, New
                                       York, New York

         Donald A. Stewart           President and a Director, Sun Life
                                       Assurance Company of Canada, Sun Life
                                       Centre, 150 King Street West, Toronto,
                                       Ontario, Canada (Mr. Stewart is also an
                                       officer and/or Director of various
                                       subsidiaries and affiliates of Sun Life)

         John D. McNeil              Chairman, Sun Life Assurance Company of
                                       Canada, Sun Life Centre, 150 King Street
                                       West, Toronto, Ontario, Canada (Mr.
                                       McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         Joseph W. Dello Russo       Director of Mutual Fund Operations, The
                                       Boston Company, Exchange Place, Boston,
                                       Massachusetts (until August, 1994)


ITEM 29.   DISTRIBUTORS

         (a) Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                     ADDRESS

         Massachusetts Financial Services                500 Boylston Street
           Company (investment adviser)                  Boston, MA 02116

         MFS Fund Distributors, Inc.                     500 Boylston Street
           (principal underwriter)                       Boston, MA 02116

         State Street Bank and Trust Company             State Street South
           (custodian)                                   5-West
                                                         North Quincy, MA  02171

         MFS Service Center, Inc.                        500 Boylston Street
           (transfer agent)                              Boston, MA 02116

 ITEM 31.  MANAGEMENT SERVICES

           Not Applicable.

 ITEM 32.  UNDERTAKINGS

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of May, 1997.

                                              MFS SERIES TRUST III

                                              By:        JAMES R. BORDEWICK, JR.
                                                         -----------------------
                                              Name:      James R. Bordewick, Jr.
                                              Title:     Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on May 29, 1997.

          SIGNATURE                                  TITLE
          ---------                                  -----

                                          Chairman, President (Principal
A. KEITH BRODKIN*                           Executive Officer) and Trustee
----------------------------
A. Keith Brodkin

                                          Treasurer (Principal Financial Officer
W. THOMAS LONDON*                           and Principal Accounting Officer)
----------------------------
W. Thomas London

RICHARD B. BAILEY*                        Trustee
----------------------------
Richard B. Bailey

PETER G. HARWOOD*                         Trustee
----------------------------
Peter G. Harwood

J. ATWOOD IVES*                           Trustee
----------------------------
J. Atwood Ives

LAWRENCE T. PERERA*                       Trustee
----------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                        Trustee
----------------------------
William J. Poorvu

CHARLES W. SCHMIDT*                       Trustee
----------------------------
Charles W. Schmidt

ARNOLD D. SCOTT*                          Trustee
----------------------------
Arnold D. Scott

JEFFREY L. SHAMES*                        Trustee
----------------------------
Jeffrey L. Shames

ELAINE R. SMITH*                          Trustee
----------------------------
Elaine R. Smith

DAVID B. STONE*                           Trustee
----------------------------
David B. Stone

                                         *By:       JAMES R. BORDEWICK, JR.
                                                    -----------------------
                                          Name:     James R. Bordewick, Jr.
                                                        as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr.
                                          on behalf of those indicated pursuant
                                          to a Power of Attorney dated
                                          September 21, 1994, incorporated by
                                          reference to the Registrant's
                                          Post-Effective Amendment No. 20 filed
                                          with the Securities and Exchange
                                          Commission via EDGAR on May 31, 1995.

                              MFS SERIES TRUST III


                                INDEX TO EXHIBITS

    EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                PAGE NO.
    -----------                 ----------------------                --------

    1     (c)    Amendment to Declaration of Trust dated December
                   19, 1996 to redesignate Class P Shares as Class I
                   Shares.

    6     (a)    Dealer Agreement between MFS Fund Distributors,
                   Inc. ("MFD"), and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997.

    9     (b)    Amendment to the Shareholder Servicing Agent
                   Agreement dated January 1, 1997 to amend Fee
                   Schedule.

   11     (a)    Consent of Deloitte & Touche, LLP - MFS High
                   Income Fund.

          (b)    Consent of Ernst & Young, LLP - MFS Municipal
                   High Income Fund.

   17            Financial Data Schedules for each class of
                   each series.